Goldman Sachs Funds

TAX-FREE FUNDS

Annual Report October 31, 2001

R
SCHOO
INTERSTATE

High current income potential

from portfolios that invest primarily

in municipal securities.

Goldman Sachs

GOLDMAN SACHS TAX-FREE FUNDS

Market Review

Dear Shareholder:

The terrorist attacks of September 11 continue to weigh heavily on our nation. As we write this letter, the ultimate impact on the economy and financial markets remain to be seen. While the equity markets were weak throughout the reporting period, the fixed income markets performed well both before and after the attacks.

■	A Weak Economy Experiences Further Strains — During the one-year reporting period covered by this report, the economy has come full circle. As the period began we were in the midst of the longest economic expansion the country had ever experienced. However, since that time, economic activity has declined sharply — exacerbated by the fallout from the terrorist attack. Since September 11, consumer confidence has fallen, unemployment has risen, and the outlook for corporate profits has diminished. The Federal Reserve Board has lowered short-term interest rates on ten occasions this year in hopes of stimulating the economy. The Federal Funds rate (the rate U.S. banks charge each other for overnight loans) now stands at 2.0% — its lowest level in 40 years. Despite this, U.S. gross domestic product (GDP) contracted at a 1.1% annual rate during the third quarter 2001 and a recession is now considered to be a given.

■	Gains in the Bond Market — During most of the reporting period bond prices both in the U.S. and abroad rose, as falling interest rates created a favorable tone for most debt markets. The strong demand for bonds was also a positive, as the tumultuous world events and weak stock market spurred many investors to reallocate their assets from equities to these “safer havens.” Another positive for the market was the U.S. Treasury’s decision to suspend the issuance of the 30-year bond. This action served to lower longer-term interest rates — a boon to consumers — as it drove down mortgage rates.

In closing, the past year has shown once again the importance of portfolio diversification, maintaining a long-term investment approach, and the value of working with a professional investment advisor. As always, we appreciate your support and look forward to serving your investment needs in the years to come.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management	Jonathan Beinner CIO, Fixed Income Investments Goldman Sachs Asset Management

November 10, 2001

GOLDMAN SACHS TAX-FREE FUNDS

What Distinguishes Goldman Sachs’
Fixed Income Investing Process?

At Goldman Sachs Asset Management, the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set, to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

1	RIGOROUS SECURITY SELECTION

■	Assess relative value among sectors (such as mortgages and corporates) and sub-sectors

■	Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio.

2	PRECISE PORTFOLIO CONSTRUCTION

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

RESULT

Fixed Income portfolios that:

■	Include domestic and global investment options, tax-free income opportunities, and access to areas of specialization such as high yield

■	Capitalize on Goldman Sachs’ industry renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

FUND BASICS

Short Duration Tax-Free Fund
as of October 31, 2001

PERFORMANCE REVIEW

October 31, 2000–	Fund Total Return	30-Day Taxable	30-Day	Lehman 3-Year
October 31, 2001	(based on NAV)[1]	Equivalent Yield[2]	Standardized Yield[3]	Muni Bond Index[4]

Class A	7.27%	4.61%	2.81%	8.65%

Class B	6.53	3.73	2.27	8.65

Class C	6.48	3.45	2.10	8.65

Institutional	7.60	5.37	3.27	8.65

Service	7.18	4.55	2.77	8.65

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2]	The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day Standardized Yield by 1 minus the highest 2001 federal income tax rate of 39.1%.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month- end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[4]	The Lehman Brothers 3-Year Municipal Bond Index does not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [5]

For the period ending 9/30/01	Class A	Class B	Class C	Institutional	Service

One Year	5.01%	4.53%	5.41%	7.67%	7.04%

Five Years	N/A	N/A	N/A	4.83	4.27

Since Inception	4.04	3.88	3.52	4.52	4.24

	(5/1/97)	(5/1/97)	(8/15/97)	(10/1/92)	(9/20/94)

[5]	The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION AS OF 10/31/01 [6]

Sector Allocation		Credit Allocation

Revenue Bonds	35.0%	AAA	43.0%

General Obligations	13.0	AA	33.0

Pre-refunded	10.0	A	16.0

Insured Revenue Bonds	25.0	BBB	8.0*

VRDN	11.0

Insured General Obligations	6.0

[6]	The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and, therefore, may not sum to 100%.

*	Note: Reflects NRSRO (nationally recognized statistical rating organization) rating or internal rating if not rated.

 2

PORTFOLIO RESULTS

Short Duration Tax-Free Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Short Duration Tax-Free Fund for the one-year period that ended October 31, 2001.

Performance Review

Over the one-year reporting period that ended October 31, 2001, the Fund’s A, B, C, Institutional and Service share classes generated total cumulative returns, at net asset value, of 7.27%, 6.53%, 6.48%, 7.60% and 7.18%, respectively. Over the same time period, the Fund’s benchmark, the Lehman Brothers Three-Year Municipal Bond Index, generated a cumulative total return of 8.65%.

The Fund received significant new cash flows from investors throughout the year and, as a result, had cash positions that were uninvested until we found suitable investments. This caused the Fund to have a shorter duration than the benchmark for periods when the market was rallying, and therefore was the cause of the Fund’s underperformance relative to the benchmark.

Municipal Market Performance

As the Federal Reserve Board (the “Fed”) continued its easing campaign throughout the year, fixed income securities extended the rally that began at the beginning of 2000. One of the main themes that has been present during the year is the dramatic yield curve steepening with the Fed cutting rates by 450 basis points and the longer end of the curve not rallying nearly as much. On November 1, 2000, the spread between 1-year and 30-year municipal “AAA” bonds was 127 basis points. On October 31, 2001, that spread was 298 basis points.

Another important trend in the municipal sector has been the very active primary market. Supply during the year was up approximately 40% versus last year. Issuers looking to refinance existing debt were very active, as were issuers with new money needs. Overall, the municipal market has held up very well since September 11. From a performance perspective, the impact of the attacks has been very specific. The airport/airline sector has been the hardest hit since the attacks, with downgrades to many airline companies and the prices of certain airport/airline bonds falling significantly. Post-September 11, New York credits continued a 5-month trend of underperformance to finish the 12 months with 29 basis points of underperformance relative to national bonds.

Portfolio Composition

The Fund continued to maintain an overall portfolio credit quality in the AA range, with an average duration between 2.2 and 2.6 years. Some of the larger sector allocations in the Fund include the Utility, Healthcare, and the General Obligation sectors.

 3

PORTFOLIO RESULTS

Portfolio Highlights

As credit spreads tightened during the spring and summer, we selectively sold some of the lower rated bonds that were trading at very aggressive levels and purchased more generic insured bonds. With spreads widening since September 11, we have been selectively looking to add some “A” and “BBB” bonds when appropriate from a risk/return perspective.

Portfolio Outlook

Following the terrorist attacks on September 11, investors shifted assets into relatively safe government bonds, causing their price to rise. As a result, the performance of municipal securities lagged their government bond counterparts. With municipals appearing cheap on a relative basis, they attracted interest from non-traditional buyers. Given today’s market, we believe municipals remain poised to outperform Treasuries and return to their more normal relationship. The municipal market continues to have a healthy supply/demand balance, which is an encouraging sign after the significant increase in supply this year.

Two potential areas of concern are the California market, with its large Department of Water issuance delayed to 2002, and the New York market, with large new issuance for infrastructure projects in the wake of September 11. In addition to the technical factors driving the market, the fundamental analysis is extremely important as well. From that perspective, we continue to be very cautious, as many issuers may come under pressure from diminishing tax revenues. We will continue to manage the portfolio in a tax-efficient manner, seeking to take advantage of the best value that the yield curve has to offer.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

November 15, 2001

 4

FUND BASICS

Municipal Income Fund
as of October 31, 2001

PERFORMANCE REVIEW

October 31, 2000–	Fund Total Return	30-Day Taxable	30-Day	Lehman 15-Year	Lehman Municipal
October 31, 2001	(based on NAV)[1]	Equivalent Yield[2]	Standardized Yield[3]	Muni Bond Index[4]	Bond Index[5]

Class A	10.48%	6.16%	3.75%	10.64%	10.52%

Class B	9.57	5.22	3.18	10.64	10.52

Class C	9.64	5.21	3.17	10.64	10.52

Institutional	10.91	7.09	4.32	10.64	10.52

Service	10.48	N/A	N/A	10.64	10.52

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2]	The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day Standardized Yield by 1 minus the highest 2001 federal income tax rate of 39.1%.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[4]	The Lehman Brothers 15-Year Municipal Bond Index is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi- monthly using approximately 5,000 municipal bonds, which are priced by Muller Data Corporation. Please note that the benchmark return reflects performance data from the Fund’s first full month of operation (8/1/93), which does not directly correlate with the Fund’s performance since its inception. The Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.

[5]	The Lehman Brothers Municipal Bond Index is unmanaged and does not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [6]

For the period ending 9/30/01	Class A	Class B	Class C	Institutional	Service

One Year	5.38%	4.42%	8.49%	10.80%	10.52%

Five Years	5.11	4.90	N/A	N/A	6.08

Since Inception	5.04	5.27	4.49	5.65	5.64

	(7/20/93)	(5/1/96)	(8/15/97)	(8/15/97)	(7/20/93)[7]

[6]	The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

[7]	Performance data for Service shares prior to 8/15/97 (commencement of operations) is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION AS OF 10/31/01 [8]

Sector Allocation		Credit Allocation

Revenue Bonds	38.0%	AAA	48.0%

Insured Revenue Bonds	31.0	AA	20.0

General Obligations	15.0	A	14.0*

Insured General Obligations	5.0	BBB	16.0*

VRDN	7.0	BB	2.0

Pre-Refunded	4.0

[8]	The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and, therefore, may not sum to 100%.

*	Note: Reflects NRSRO (nationally recognized statistical rating organization) rating or internal rating if not rated.

5

PORTFOLIO RESULTS

Municipal Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Municipal Income Fund for the one-year period that ended October 31, 2001.

Performance Review

Over the one-year reporting period that ended October 31, 2001, the Fund’s A, B, C, Institutional and Service share classes generated cumulative total returns, at net asset value, of 10.48%, 9.57%, 9.64%, 10.91% and 10.48%, respectively. These returns compare to the 10.64% and 10.52% returns generated by the Fund’s benchmarks, the Lehman Brothers 15-Year Municipal Bond Index and the Lehman Brothers Aggregate Municipal Bond Index.

Municipal Market Performance

As the Federal Reserve Board (the “Fed”) continued its easing campaign through the year, fixed income securities extended the rally that began at the beginning of 2000. One of the main themes that has been present during the year is the dramatic yield curve steepening with the Fed cutting rates by 450 basis points and the longer end of the curve not rallying nearly as much. On November 1, 2000, the spread between 1-year and 30-year municipal “AAA” bonds was 127 basis points. On October 31, 2001, that spread was 298 basis points.

Another important trend in the municipal sector has been the very active primary market. Supply during the year was up approximately 40% versus last year. Issuers looking to refinance existing debt were very active, as were issuers with new money needs. Overall, the municipal market has held up very well since September 11. From a performance perspective, the impact of the attacks has been very specific. The airport/airline sector has been the hardest hit since the attacks, with downgrades to many airline companies and the prices of certain airport/airline bonds falling significantly. Post-September 11, New York credits continued a 5-month trend of underperformance to finish the 12 months with 29 basis points of underperformance relative to national bonds.

Portfolio Composition

The Fund maintained an overall portfolio credit quality in the AA range, with an average duration between 7.7 and 7.9 years. The largest sectors in the Fund were the Utility, Healthcare, and General Obligation sectors.

Portfolio Highlights

The Fund benefited from the sector and individual security selection that was put in place in the prior year. During the reporting period, rates were falling and most of the holdings generated substantial gains. As a result, turnover was extremely low as we followed our general strategy of being as tax-efficient as possible. With credit spreads widening after September 11, we will continue to seek opportunities to pick up additional yield when prudent to do so from a research and credit spread perspective.

 6

PORTFOLIO RESULTS

Portfolio Outlook

Following the terrorist attacks on September 11, investors shifted assets into relatively safe government bonds, causing their price to rise. As a result, the performance of municipal securities lagged their government bond counterparts. With municipals appearing cheap on a relative basis, they attracted interest from non-traditional buyers. Given today’s market, we believe municipals remain poised to outperform Treasuries and return to their more normal relationship. The municipal market continues to have a healthy supply/demand balance, which is an encouraging sign after the significant increase in supply this year.

Two potential areas of concern are the California market, with its large Department of Water issuance delayed to 2002, and the New York market, with large new issuance for infrastructure projects in the wake of September 11. In addition to the technical factors driving the market, the fundamental analysis is extremely important as well. From that perspective, we continue to be very cautious, as many issuers may come under pressure from diminishing tax revenues. We will continue to manage the portfolio in a tax-efficient manner, seeking to take advantage of the best value that the yield curve has to offer.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

November 15, 2001

7

FUND BASICS

High Yield Municipal Fund
as of October 31, 2001

PERFORMANCE REVIEW

October 31, 2000–	Fund Total Return	30-Day Taxable	30-Day	Lehman High Yield	Lehman Municipal
October 31, 2001	(based on NAV)[1]	Equivalent Yield[2]	Standardized Yield[3]	Municipal Bond Index [4]	Bond Index[4]

Class A	10.05%	8.49%	5.17%	5.20%	10.52%

Class B	9.23	7.65	4.66	5.20	10.52

Class C	9.23	7.64	4.65	5.20	10.52

Institutional	10.48	9.56	5.82	5.20	10.52

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2]	The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-Day Standardized Yield by 1 minus the highest 2001 federal income tax rate of 39.1%.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month- end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[4]	The Lehman Brothers High Yield Municipal Bond Index and the Lehman Brothers Municipal Bond Index are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in the Indices.

STANDARDIZED TOTAL RETURNS [5]

For the period ending 9/30/01	Class A	Class B	Class C	Institutional

One Year	4.95%	3.82%	8.04%	10.34%

Since Inception	6.26	5.98	8.76	10.01

(4/3/00)

[5]	The Standardized Total Returns are average annual returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distribu- tions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION AS OF 10/31/01 [6]

Credit Allocation	% of Portfolio

AAA	17.0%*

AA	10.0

A	7.0*

BBB	16.0*

BB	42.0*

B	8.0*

[6]	The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and, therefore, may not sum to 100%.

*	Reflects NRSRO (nationally recognized statistical rating organization) rating or internal rating if not rated. High Yield Municipal Fund

 8

PORTFOLIO RESULTS

High Yield Municipal Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs High Yield Municipal Fund for the one-year period that ended October 31, 2001.

Performance Review

Over the one-year reporting period that ended October 31, 2001, the Fund’s A, B, C and Institutional shares generated annual total returns, at net asset value, of 10.05%, 9.23%, 9.23% and 10.48%, respectively. These returns compare to the 5.20% and 10.52% returns generated by the Fund’s benchmarks, the Lehman Brothers High Yield Municipal Bond Index and the Lehman Brothers Municipal Bond Index, respectively.

Municipal Market Performance

As the Federal Reserve Board (the “Fed”) continued its easing campaign through the year, fixed income securities extended the rally that began at the beginning of 2000. One of the main themes that has been present during the year is the dramatic yield curve steepening with the Fed cutting rates by 450 basis points and the longer end of the curve not rallying nearly as much. On November 1, 2000, the spread between 1-year and 30-year municipal “AAA” bonds was 127 basis points. On October 31, 2001, that spread was 298 basis points.

Another important trend in the municipal sector has been the very active primary market. Supply during the year was up approximately 40% versus last year. Issuers looking to refinance existing debt were very active, as were issuers with new money needs. Overall, the municipal market has held up very well since September 11. From a performance perspective, the impact of the attacks has been very specific. The airport/airline sector has been the hardest hit since the attacks, with downgrades to many airline companies and the prices of certain airport/airline bonds falling significantly. Post-September 11, New York credits continued a 5-month trend of underperformance to finish the 12 months with 29 basis points of underperformance relative to national bonds.

Investment Objective

The Fund seeks a high level of current income that is exempt from regular federal income tax, and invests in securities that may also have the potential for capital appreciation.

Portfolio Composition

The sector and individual security selection in the Fund were the main drivers of performance over the reporting period. The Fund continues to be weighted in some of the sectors that we find to offer the best value in our market, including Land Secured/Assessment, Healthcare, and Utility bonds. We continue to be constructive on the high yield market, while being extremely selective on individual securities.

9

PORTFOLIO RESULTS

Portfolio Highlights

The Fund reopened to new investors during the reporting period, as we believed there were significant opportunities in the market. We believe our ability to accept new investors at advantageous times in the market continues to be a major benefit of the Fund.

Portfolio Outlook

Following the terrorist attacks on September 11, investors shifted assets into relatively safe government bonds, causing their price to rise. As a result, the performance of municipal securities lagged their government bond counterparts. With municipals appearing cheap on a relative basis, they attracted interest from non-traditional buyers. Given today’s market, we believe municipals remain poised to outperform Treasuries and return to their more normal relationship. The municipal market continues to have a healthy supply/demand balance, which is an encouraging sign after the significant increase in supply this year.

Two potential areas of concern are the California market, with its large Department of Water issuance delayed to 2002, and the New York market, with large new issuance for infrastructure projects in the wake of September 11. In addition to the technical factors driving the market, the fundamental analysis is extremely important as well. From that perspective, we continue to be very cautious, as many issuers may come under pressure from diminishing tax revenues. We will continue to manage the portfolio in a tax-efficient manner, seeking to take advantage of the best value that the yield curve has to offer.

The Fund is designed to be opportunistic: unlike typical open-end mutual funds, it will continue to open and close (to new investors) based on attractive market conditions, while offering daily liquidity to existing shareholders.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Municipal Investment Management Team

November 15, 2001

10

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Performance Summary
October 31, 2001

The following graph shows the value as of October 31, 2001, of a $10,000 investment made on October 1, 1992 (commencement of operations) in the Institutional shares of the Goldman Sachs Short Duration Tax-Free Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers 3-Year Municipal Bond Index (“Lehman 3-Year Muni Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Shares due to differences in fees and loads.

Short Duration Tax-Free Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 1, 1992 to October 31, 2001.

Average Annual Total Return through October 31, 2001	Since Inception	Five Years	One Year

Class A shares (commenced May 1, 1997)
Excluding sales charges	4.55%	n/a	7.27%
Including sales charges	4.09%	n/a	5.16%

Class B shares (commenced May 1, 1997)
Excluding contingent deferred sales charges	3.90%	n/a	6.53%
Including contingent deferred sales charges	3.90%	n/a	4.47%

Class C shares (commenced August 15, 1997)
Excluding contingent deferred sales charges	3.57%	n/a	6.48%
Including contingent deferred sales charges	3.57%	n/a	5.44%

Institutional shares (commenced October 1, 1992)	4.53%	4.80%	7.60%

Service shares (commenced September 20, 1994)	4.27%	4.24%	7.18%

11

 GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Statement of Investments
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – 87.8%

Alabama – 0.7%
Alabama 21st Century Authority RB for Tobacco Settlement Revenue Series 2000 (A/Aa1)
$600,000	5.25%	12/01/2002	$616,692

Arizona – 2.1%
Maricopa County School District No. 028 GO Bonds for Kyrene Elementary Capital Appreciation Series 1993 B (FGIC) (AAA/Aaa)
$2,000,000	2.94%	01/01/2003	$1,945,620

Arkansas – 0.6%
Arkansas State Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB-/Baa3)
$510,000	6.10%	02/01/2004	$523,107

Colorado – 1.2%
Colorado Department of Transportation RANS Series 2001 A (MBIA) (AAA/Aaa)
$1,000,000	5.50%	06/15/2006	$1,098,840

Florida – 2.4%
Florida State Board of Education GO Bonds for Public Education Series 1998 B (AA+/Aa2)
$2,000,000	6.00%	06/01/2006	$2,238,400

Georgia – 5.7%
Atlanta Georgia GO Series 1994 A (AA/Aa3)^
$1,000,000	6.13%	12/01/2004	$1,123,790
Georgia State GO Series 1991 A (ETM) (AAA/Aaa)
1,000,000	6.10	02/01/2003	1,023,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax RB Series 2001 (AA-/ A1)
3,000,000	5.00	07/01/2004	3,174,780

			$5,321,570

Illinois – 5.5%
Chicago Illinois Tax Increment RB for Central Loop Redevelopment Series 2000 A (ACA) (A)
$1,000,000	6.50%	12/01/2006	$1,109,070
Illinois Educational Facilities Authority RB for Loyola University Chicago Series 1991 A (AAA)
1,500,000	7.00	07/01/2007	1,751,145
Illinois Student Assistance Community Student Loan RB Senior Series 2000 TT (Aaa)
1,000,000	4.90	09/01/2002	1,018,140
Metropolitan Pier and Exposition Authority Hospitality Facilities RB for McCormick Place Series 1996 (ETM) (AAA/Aaa)
1,150,000	5.75	07/01/2006	1,232,984

			$5,111,339

Indiana – 3.5%
Indiana Health Facilities Financing Authority Hospital RB for Community Foundation Northwest Industry Series 2001 A (BBB-)
$500,000	5.50%	08/01/2006	$514,245
Indiana Health Facilities Financing Authority Hospital RB for Methodist Hospitals Series 1992 (A2)^
1,200,000	6.75	09/15/2002	1,252,032
Marion County Hospital Authority Facility RB for Methodist Hospitals of Indiana Series 1989 (ETM) (AAA/ Aa3)
1,450,000	6.50	09/01/2013	1,529,126

			$3,295,403

Kansas – 2.7%
Burlington Environmental Improvement RB for KC Power and Light Series 1998 A (BBB+/A2)"
$2,500,000	3.25%	08/29/2002	$2,505,050

Kentucky – 1.7%
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 C (MBIA) (AAA/Aaa)§
$1,775,000	0.00/5.25%	10/01/2007	$1,571,124

Louisiana – 1.7%
Louisiana State Correctional Facility Corp. Lease RB Series 1993 (FSA) (AAA/Aaa)
$1,500,000	5.60%	12/15/2003	$1,599,795

Maryland – 1.7%
Maryland State Health and Higher Educational Facilities Authority RB Series 1997 (A-)"
$1,600,000	5.50%	01/01/2002	$1,606,960

Massachusetts – 1.1%
Massachusetts Municipal Wholesale Electric Co. RB Series 1992 E (MBIA) (AAA/Aaa)
$1,000,000	6.00%	07/01/2011	$1,043,340

Missouri – 2.6%
Cameron Missouri IDA Health Facilities RB for Cameron Community Hospital Series 2000 (ACA) (A)
$980,000	5.88%	12/01/2006	$1,060,654
St. Louis Missouri Airport RB Series 2000 (BBB-/Baa3)
1,400,000	6.25	01/01/2002	1,406,664

			$2,467,318

Nevada – 5.4%
Clark County Airport RB Series 1998 A (MBIA) (AAA/Aaa)
$1,250,000	6.00%	07/01/2008	$1,408,737
Nevada Department of Business and Industry Capital Appreciation RB for Las Vegas Monorail Series 2000 (AMBAC) (AAA/Aaa)°
800,000	5.01	01/01/2007	659,216
Nevada State GO Bonds Series 1995 C (AA/Aa2)
1,475,000	6.50	05/01/2005	1,644,271
Washoe County Gas and Water Facilities RB for Sierra Pacific Power Co. Series 1987 (AMBAC) (AAA/Aaa)
1,300,000	6.30	12/01/2014	1,360,541

			$5,072,765

12       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – (continued)

New Hampshire – 1.7%
New Hampshire Health and Educational Authority Hospital RB Series 2001 (A3)"
$750,000	5.25%	10/01/2004	$768,825
New Hampshire Higher Educational and Health Facilities Authority RB for Frisbie Memorial Hospital Series 1993 (A3)
750,000	6.13	10/01/2013	773,123

			$1,541,948

New Jersey – 4.7%
New Jersey Economic Development Authority RB First Mortgage Keswick Pines Project Series 1993 (AAA/Aaa)^
$1,975,000	8.75%	01/01/2004	$2,259,459
New Jersey Transit Corp. RB for Capital GAN Series 2000 B (AMBAC) (AAA/Aaa)
2,000,000	5.50	02/01/2005	2,160,200

			$4,419,659

New York – 8.4%
Battery Park City Authority RB Series 1993 A (AAA/Aa3)
$2,000,000	5.50%	11/01/2010	$2,138,780
Nassau County GO Bonds Series 2000 F (BBB-/Baa3)
1,000,000	7.00	03/01/2002	1,014,120
500,000	7.00	03/01/2003	525,775
New York City IDA Civic Facilities RB for Polytechnical University Project (BBB-/Baa3)
200,000	5.10	11/01/2005	211,664
250,000	5.20	11/01/2007	265,660
New York City Municipal Water Finance Authority RB for Water and Sewer Systems Series 1993 B (AA/Aa2)
1,000,000	5.20	06/15/2005	1,065,900
New York GO Bonds Series 1992 A (A/A2)
1,000,000	6.25	08/01/2003	1,041,740
New York GO Bonds Series 1995 E (A/A2)
1,465,000	6.50	02/15/2004	1,578,332

			$7,841,971

North Carolina – 0.5%
North Carolina Municipal Power Agency RB for No. 1 Catawba Electric Revenue Series 1992 (BBB+/Baa1)
$480,000	5.90%	01/01/2003	$495,504

Ohio – 8.2%
Cleveland Ohio Waterworks RB Series 2001 J (AA-/Aa3)
$1,750,000	5.00%	01/01/2004	1,836,310
Ohio Air Quality Development Authority RB for Ohio Edison Co. Series 1999 C (BBB-/Baa2)"
1,000,000	5.80	12/01/2004	1,051,810
Ohio GO Bonds for Higher Educational Capital Facilities Series 2000 A (AA+/ Aa1)
2,000,000	5.00	02/01/2004	2,104,120
Ohio Water Development Authority PCRB Series 1991 (MBIA) (AAA/Aaa)
1,500,000	6.00	12/01/2011	1,534,305
Ohio Water Development Authority RB for Safe Water Series 1997 (AMBAC) (AAA/Aaa)
1,000,000	5.25	12/01/2004	1,074,680

			$7,601,225

Oklahoma – 0.9%
Grand River Dam Authority RB Series 1993 (A-/A2)
$750,000	5.75%	06/01/2006	$829,455

Pennsylvania – 4.7%
Delaware County IDA PCRB for Peco Energy Co. Project Series 1999 A (BBB+/A3)
$500,000	5.20%	10/01/2004	$516,285
Lycoming County Authority Hospital RB for Williamsport Hospital Obligation Group Series 1995 (CONNIE LEE INSURANCE) (AAA)
2,000,000	6.00	11/15/2005	2,218,700
Pennsylvania Hills Township GO Bonds Series 1995 (AMBAC) (AAA/Aaa)
750,000	5.00	12/01/2006	800,798
Philadelphia Water and Wastewater RB Series 1999 (AAA/Aaa)
750,000	5.00	12/15/2006	811,492

			$4,347,275

South Carolina – 1.2%
South Carolina GO Bonds for Capital Improvement Series 2001 B (AAA/Aaa)
$1,000,000	5.50%	04/01/2005	$1,084,720

Tennessee – 1.3%
Johnson City Health and Educational Facilities Board Hospital RB for First Mortgage Mountain States Series 2001 B (Baa2)
$1,175,000	5.25%	07/01/2004	$1,194,576

The accompanying notes are an integral part of these financial statements.       13

 GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – (continued)

Texas – 5.1%
Bexar County RB Series 2000 (MBIA) (AAA/Aaa)
$875,000	5.25%	08/15/2003	$918,426
North East Independent School District GO Bonds Capital Appreciation Series 1985 D (AMBAC-TCRS) (AAA/Aaa)°
1,365,000	2.77	02/01/2003	1,325,088
San Antonio Electric and Gas RB Series 2001 (AA/Aa1)
1,000,000	5.00	02/01/2004	1,049,600
Titus County Fresh Water RB for Southwestern Electric Power Co. Series 1991 A (A2)
1,445,000	8.20	08/01/2011	1,479,680

			$4,772,794

Utah – 1.9%
Utah Building Ownership Authority Lease RB for Capital Appreciation Series 1998 B (FSA) (AAA/Aaa)
$2,000,000	3.67%	05/15/2005	$1,786,860

Virginia – 7.0%
Fairfax County Sewer RB Series 1993 (AMBAC) (AAA/Aaa)
$2,110,000	5.45%	11/15/2008	$2,233,034
Virginia College Building Authority Educational Facilities RB for 21st Century College Program Series 1999 (AA/Aa1)
2,000,000	4.75	02/01/2004	2,092,860
Virginia Commonwealth Transportation Board RANS for Federal Highway Reimbursement Series 2000 (AA+/Aa2)
1,000,000	5.50	10/01/2006	1,105,240
Winchester IDA Educational Facilities RB for First Mortgage Shenandoah University Series 1994 (AA)^
1,000,000	6.75	10/01/2004	1,135,760

			$6,566,894

Wisconsin – 3.6%
Badger Power Marketing Authority Inc. RB for Transmission Delivery Facilities Series 1993 (AMBAC) (AAA/Aaa)
$1,450,000	5.30%	10/01/2008	$1,585,604
Wisconsin GO Bonds Series 1992 (AA/Aa2)
1,300,000	6.10	05/01/2004	1,406,353
Wisconsin State Health and Educational Facilities Authority RB for Marshfield Clinic Series 2001 B (BBB+)
340,000	4.75	02/15/2003	345,634

			$3,337,591

TOTAL DEBT OBLIGATIONS
(Cost $79,856,029)			$81,837,795

Short Term Investments – 10.8%

Alabama – 3.2%
Columbia IDB PCRB for Alabama Power Co. Project Series 1995 C (A/A2)#
$3,000,000	2.65%	11/01/2001	$3,000,000

Illinois – 0.4%
Illinois Health Facilities Authority RB VRDN for Elmhurst Memorial Health System Series 1998 A (A2)#
$400,000	2.05%	11/01/2001	$400,000

Kansas – 2.7%
Kansas State Department of Transportation Highway RB Series 2000 B-1 (AA+/Aa2)#
$2,500,000	1.99%	11/01/2001	$2,500,000

New York – 1.3%
New York GO Bonds Subseries 1993 E2 (AAA/Aa2)#
$1,200,000	1.90%	11/01/2001	$1,200,000

Texas – 3.2%
North Central Health Facility Development Corp. RB for Dates Hospital Presbyterian Medical Center Series 1985 C (AAA/Aaa)#
$3,000,000	2.80%	11/01/2001	$3,000,000

TOTAL SHORT TERM INVESTMENTS
(Cost $10,100,000)			$10,100,000

TOTAL INVESTMENTS
(Cost $89,956,029)			$91,937,795

°	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

^	Prerefunded security. Maturity date disclosed is prerefunding date.

#	Variable rate security. Coupon rate disclosed is the rate in effect at October 31, 2001.

"	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

§	This security is issued with a zero coupon rate which increases to the stated rate at a set date in the future.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ACA—Insured by American Capital Access
AMBAC—Insured by American Municipal Bond Assurance Corp.
ETM—Escrow to Maturity
FGIC—Insured by Financial Guaranty Insurance Co.
FSA—Insured by Financial Security Assurance Co.
GO—General Obligation
IDA—Industrial Development Authority
IDB—Industrial Development Bond
MBIA—Insured by Municipal Bond Investors Assurance
PCRB—Pollution Control Revenue Bond
RANS—Revenue Anticipation Notes
RB—Revenue Bond
VRDN—Variable Rate Demand Note

Security ratings are unaudited.

14       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Performance Summary
October 31, 2001

The following graph shows the value as of October 31, 2001, of a $10,000 investment made on August 1, 1993 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Municipal Income Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Lehman Brothers Aggregate Municipal Bond Index (“Lehman Aggregate Muni Bond Index”) and the Lehman Brothers 15-Year Municipal Bond Index (“Lehman 15-Year Muni Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads.

Municipal Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1993 to October 31, 2001.(a)

Average Annual Total Return through October 31, 2001	Since Inception	Five Years	One Year

Class A shares (commenced July 20, 1993)
Excluding sales charges	5.73%	6.03%	10.48%
Including sales charges	5.14%	5.06%	5.52%

Class B shares (commenced May 1, 1996)
Excluding contingent deferred sales charges	5.57%	5.24%	9.57%
Including contingent deferred sales charges	5.40%	4.84%	4.39%

Class C shares (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.68%	n/a	9.64%
Including contingent deferred sales charges	4.68%	n/a	8.61%

Institutional shares (commenced August 15, 1997)	5.84%	n/a	10.91%

Service shares (commenced August 15, 1997)	5.45%	n/a	10.48%

(a)	For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

15

 GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – 92.2%

Alaska – 1.3%
Alaska State Housing Finance Corp. Series 1999 A (MBIA) (AAA/Aaa)
$2,490,000	6.00%	06/01/2049	$2,575,955

Arizona – 2.9%
Coconino County PCRB for Nevada Power Co. Project Series 1995 E (BBB)
$1,000,000	5.35%	10/01/2022	$920,600
Maricopa County MF Hsg. IDA RB for Place Five and Greenery Apartments Series 1996 A (ETM) (AAA)
1,795,000	5.85	01/01/2008	1,952,816
Maricopa County United School District RB No. 41 (FSA) (AAA/Aaa)
2,500,000	6.25	07/01/2015	2,822,550

			$5,695,966

Arkansas – 3.8%
Arkansas Development Finance Authority Hospital RB for Washington Regional Medical Center Series 2000 (BBB-/Baa3)
$5,000,000	7.25%	02/01/2020	$5,422,300
Paragould Sales and Use Tax Series 2001 (AMBAC) (AAA/Aaa)
1,000,000	5.10	06/01/2018	1,041,020
1,000,000	5.05	06/01/2021	1,026,880

			$7,490,200

California – 1.8%
Abag Finance Authority RB for Non-Profit Corp. San Diego Hospital Assoc. Series 2001 A (BBB+/Baa1)
$1,000,000	6.13%	08/15/2020	$1,051,590
Tobacco Securitization Authority for Northern California Tobbaco Settlement Asset Backed RB Series 2001 A (A/A1)
1,000,000	5.25	06/01/2031	1,013,740
1,000,000	5.38	06/01/2041	1,011,770
Torrance Hospital RB for Torrance Memorial Medical Center Series 2001 A (A+/A1)
500,000	6.00	06/01/2022	534,305

			$3,611,405

Colorado – 2.2%
Aurora Centretech Metropolitan District Series 1998 C (LOC) (AA-)"
$2,000,000	4.88%	12/01/2008	$2,099,300
Colorado Health Facilities Authority RB for Portercare Adventist Health System Series 2001 (BBB+/Baa2)^
500,000	6.50	11/15/2031	534,590
Denver City and County Airport RB Series 1991 A (AMT) (A/A2)^
1,000,000	8.00	11/15/2001	1,001,590
Denver City and County Special Facilities Airport RB for United Air Lines Project Series 1992 A (AMT) (BB-/B2)
1,000,000	6.88	10/01/2032	683,090

			$4,318,570

Connecticut – 1.5%
Connecticut State GO Bonds Residual Certificates Series 2001 515 (Aa2)¡
$1,335,000	10.95%	12/15/2013	$1,870,015
Mashantucket Western Pequot Tribe Prerefunded RB Series 1996 A (ETM) (AAA/AAA)
1,000,000	6.50	09/01/2005	1,133,180

			$3,003,195

District of Columbia – 1.0%
District of Columbia RB for Medstar University Hospital Series 2001 D (BBB/Baa2)"
$1,000,000	6.88%	02/15/2007	$1,064,350
District of Columbia Tobacco Settlement Financing Corp. RB Series 2001 A PA 821 (RITES)¡
400,000	7.71	05/15/2024	455,160
District of Columbia Tobacco Settlement Financing Corp. RB Series 2001 B PA 821 (RITES)¡
400,000	8.33	05/15/2033	496,000

			$2,015,510

Florida – 3.8%
Crossings at Fleming Island Community Development District RB for Special Assignment Series 2000 B (MBIA) (AAA/Aaa)
$1,765,000	5.80%	05/01/2016	$1,961,709
Port Everglades Authority RB Series 1986 (ETM) (AAA/AAA)
2,785,000	7.13	11/01/2016	3,481,668
Village Center Community Development District Recreational RB Series 2001 A (MBIA) (AAA/Aaa)
2,090,000	5.00	11/01/2014	2,175,356

			$7,618,733

Georgia – 0.5%
Georgia State GO Bonds Series 1991 A (AAA/Aaa)
$1,000,000	6.10%	02/01/2003	$1,023,000

Hawaii – 2.0%
Hawaii State Airport Systems RB Series 2000 B (AMT) (FGIC) (AAA/Aaa)
$3,500,000	6.63%	07/01/2017	$3,993,360

Illinois – 4.9%
Chicago Midway Airport RB Series 1996 A (MBIA) (AAA/Aaa)
$2,500,000	5.50%	01/01/2010	$2,686,625
Chicago, Illinois Tax Increment for Central Loop Redevelopment Series 2000 A (ACA) (A)
2,000,000	6.50	12/01/2008	2,229,720
Chicago, Illinois Tax Increment for Near South Redevelopment Series 2001 A (ACA) (A)
750,000	5.00	11/15/2011	757,897
Lake County Community Consolidated School District No. 041 GO Bonds Series 1999 A (FSA) (AAA/Aaa)
2,725,000	9.00	11/01/2016	4,028,831

			$9,703,073

Indiana – 0.5%
Indiana Health Facility Financing Hospital RB for Community Foundation Northwest Series 2001 A (BBB-)
$1,000,000	6.38%	08/01/2021	$980,310

16       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – (continued)

Kansas – 0.5%
Wichita Hospital RB for Refunding and Improvement Facilities Series 2001 III (A+)
$1,000,000	5.50%	11/15/2025	$1,015,700

Kentucky – 4.0%
Kenton County Airport Board RB for Delta Airlines Project Series 1992 A (AMT) (BB+/Ba2)
$3,000,000	7.13%	02/01/2021	$2,831,820
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 C (MBIA) (AAA/Aaa)§
3,250,000	0.00/6.00	10/01/2018	2,780,863
Nelson County Industrial Building RB for Mabex Universal Corp. Project Series 1995 (AMT) (LOC) (Aa3)
1,000,000	6.50	04/01/2005	1,065,690
Russell RB Series 2000 PA 803 (RITES)¡
1,000,000	7.76	11/15/2005	1,184,850

			$7,863,223

Louisiana – 0.9%
New Orleans Levee District Public Improvement RB Series 1995 (FSA) (AAA/Aaa)#
$1,720,000	5.95%	11/01/2015	$1,874,989

Maine – 0.2%
Maine Educational Loan Authority RB Series 1992 A-1 (AMT) (Aaa)
$460,000	6.80%	12/01/2007	$479,656

Maryland – 0.8%
Frederick County Special Tax for Lake Linganore Village Community Development Series 2001 A (AA)
$500,000	5.60%	07/01/2020	$529,830
1,000,000	5.70	07/01/2029	1,051,730

			$1,581,560

Massachusetts – 1.5%
Massachusetts State GO Bonds Series 1996 D (AMBAC) (AAA/Aaa)
$3,000,000	4.50%	11/01/2015	$2,997,570

Michigan – 3.2%
Lincoln GO Bonds for Consolidate School District Series 2001 (AAA/Aaa)
$1,425,000	5.50%	05/01/2013	$1,562,370
Michigan Hospital Finance Authority RB for Trinity Health Series 2000 A (AA-/Aa3)
2,500,000	5.50	12/01/2002	2,582,050
Michigan Hospital Finance Authority RB for Ascension Health Credit Series 1999 A (MBIA) (AAA/Aaa)
2,000,000	6.13	11/15/2023	2,135,360

			$6,279,780

Mississippi – 1.0%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources Inc. Project Series 1998 (BBB-/Ba1)
$1,950,000	5.88%	04/01/2022	$1,916,538

Missouri – 1.5%
Cameron IDA Health Facilities RB Insured by Cameron Community Hospital Series 2000 (ACA) (A)
$1,800,000	6.25%	12/01/2021	$1,881,162
Missouri State Health and Educational Facilities Authority RB for St. Lukes Episcopal-Presbyterian Hospital Series 2001 (FSA) (AAA/Aaa)
1,000,000	5.50	12/01/2015	1,083,860

			$2,965,022

Nevada – 4.4%
Las Vegas New Convention and Visitors Authority RB Series 1999 (AMBAC) (AAA/Aaa)
$2,500,000	6.00%	07/01/2014	$2,794,700
Nevada Department of Business and Industry RB for Las Vegas Monorail Project 1st Tier Series 2000 (AMBAC) (AAA/Aaa)^
2,500,000	5.63	01/01/2032	2,603,750
Washoe County GO Bonds for Reno Sparks Convention Series 2000 A (FSA) (AAA/Aaa)^
1,585,000	6.38	07/01/2023	1,872,487
Washoe County Water Facility RB for Sierra Pacific Power Co. Series 2001 (AMT) (BBB/Baa1)"
1,500,000	5.75	05/01/2003	1,534,080

			$8,805,017

New Hampshire – 4.2%
New Hampshire Health and Educational Authority Hospital RB Series 2001 (A3)"
$2,250,000	5.25%	10/01/2021	$2,306,475
New Hampshire Higher Educational and Health Facilities Authority RB for 1st Mortgage River Woods at Exeter Series 1993 (AAA/Aaa)^
2,890,000	9.00	03/01/2003	3,226,743
New Hampshire Higher Educational and Health Facilities Authority RB for Frisbie Memorial Hospital Series 1993 (A3)
1,250,000	6.13	10/01/2013	1,288,537
New Hampshire IDA RB Public Service Co. New Hampshire Project Series 1991 A (AMT) (BBB+/Baa3)
1,085,000	7.65	05/01/2021	1,108,924
New Hampshire IDA RB Public Service Co. New Hampshire Project Series 1991 C (AMT) (BBB+/Baa3)
510,000	7.65	05/01/2021	521,246

			$8,451,925

New Mexico – 4.8%
Farmington PCRB for Southern California Edison Co. Series 1993 A (MBIA) (AAA/Aaa)
$3,000,000	5.88%	06/01/2023	$3,153,930
Farmington PCRB Public Service Co. New Mexico San Juan Project Series 1997 D (Baa3)
2,760,000	5.80	04/01/2022	2,736,595
Farmington PCRB Public Service Co. New Mexico Series 1997 D (BBB-/Baa3)
3,530,000	6.38	04/01/2022	3,594,917

			$9,485,442

The accompanying notes are an integral part of these financial statements.       17

 GOLDMAN SACHS MUNICIPAL INCOME FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – (continued)

New York – 6.9%
Dutchess County Resource Recovery Agency RB for Solid Waste Systems Series 1999 A (MBIA) (AAA/Aaa)
$1,000,000	5.00%	01/01/2008	$1,071,960
New York City IDA Civic Facility RB for Polytechnic University Project Series 2000 (BBB-/Baa3)
1,250,000	6.00	11/01/2020	1,311,763
New York City Transitional Financial Authority RB Future Tax Secured Series 2000 B (AA+/Aa2)
1,910,000	6.00	11/15/2024	2,083,390
New York City Trust Cultural Resources RB for Museum of American Folk Art Series 2000 (ACA) (A)
1,250,000	6.00	07/01/2022	1,312,837
New York GO Bonds Series 1996 G (A/A2)
3,900,000	5.75	02/01/2014	4,117,113
New York GO Bonds Series 1997 J (A/A2)
2,000,000	6.00	08/01/2017	2,140,020
New York State Dormitory Authority RB for North Shore University Hospital Series 1998 (MBIA) (AAA/Aaa)
1,500,000	5.50	11/01/2014	1,677,420

			$13,714,503

North Carolina – 5.2%
Guilford County GO Bonds Series 2000 B (AAA/Aa1)
$6,750,000	5.25%	10/01/2015	$7,283,115
North Carolina Medical Care Community Hospital RB for Northeast Medical Center Project Series 2000 (AMBAC) (AAA/Aaa)
3,000,000	5.50	11/01/2025	3,125,040

			$10,408,155

North Dakota – 1.1%
Mercer County PCRB for Basin Electric and Power Series 1995-2 (AMBAC) (AAA/Aaa)
$2,000,000	6.05%	01/01/2019	$2,165,540

Ohio – 2.1%
Cleveland Cuyahoga County Port Authority RB for Rock and Roll Hall of Fame Series 1997 (BBB)
$600,000	5.45%	12/01/2005	$607,872
Ohio Air Quality Development Authority RB for Ohio Edison Co. Project Series 1988 A (Baa2)"
1,000,000	4.85	02/01/2003	1,013,260
Ohio Air Quality Development Authority RB for Ohio Edison Co. Series 1999 C (BBB-/Baa2)"
2,500,000	5.80	06/01/2004	2,629,525

			$4,250,657

Pennsylvania – 4.8%
Clinton County IDA Solid Waste Disposal RB for International Paper Co. Project Series 1992 A (AMT) (BBB/Baa2)"
$3,000,000	4.70%	01/15/2002	$3,004,830
Delaware County IDA PCRB for Peco Energy Co. Project Series 1999 A (BBB+/A3)"
1,250,000	5.20	10/01/2004	1,290,712
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB/A3)
2,000,000	6.25	11/01/2031	2,064,080
Pennsylvania GO Bonds Series 2000 (AA/Aa2)
3,000,000	5.25	10/15/2003	3,172,020

			$9,531,642

Tennessee – 4.7%
Elizabethton Health and Educational Board RB First Mortgage Series 2000 B (MBIA) (AAA/Aaa)
$2,000,000	6.25%	07/01/2015	$2,324,800
Johnson City Health and Educational Facilities Board Hospital RB First Mortgage Series 2000 A (MBIA) (AAA/Aaa)
3,000,000	6.25	07/01/2016	3,495,030
McMinnville Housing Authority RB First Mortgage for Beersheba Heights Tower Series 1997 (A2)
1,125,000	6.00	10/01/2009	1,210,421
Tennessee Housing Development Agency for Homeownership Program 1 Series 2000 (AMT) (AA/Aa2)
2,130,000	5.85	07/01/2011	2,316,652

			$9,346,903

Texas – 4.5%
Gregg County Health Facilities Development Corp. RB for Good Shepherd Medical Center Project Series 2000 (AA)
$3,000,000	6.38%	10/01/2025	$3,237,060
Gulf Coast Waste Disposal Authority Texwaste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB-/Baa3)
1,000,000	6.65	04/01/2032	1,067,980
Harris County Hospital District RB (MBIA) (AAA/Aaa)
2,050,000	6.00	02/15/2016	2,266,664
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (Baa3)
1,300,000	6.63	01/01/2011	1,369,147
Waxahachie Independent School District GO Bonds Series 2000 (PSF) (Aaa)
1,855,000	4.67	08/15/2013	1,026,353

			$8,967,204

Washington – 5.4%
Chelan County Public Utilities District No. 001 RB for Chelan Hydro Project Series 1997 D (AMT) (MBIA) (AAA/Aaa)
$2,500,000	6.35%	07/01/2028	$2,741,850
King County Sewer RB Series 1999-2 (FGIC) (AAA/Aaa)
3,965,000	6.25	01/01/2016	4,510,822
Washington Housing Finance Commission RB for Single Family Program Series 2000 5-NR (FNMA, FHLMC, GNMA) (Aaa)
750,000	5.70	06/01/2016	786,210
Washington Public Power Supply System RB for Nuclear Project No. 2 Series 1996 A (AMBAC) (AAA/Aaa)
2,500,000	5.70	07/01/2011	2,703,875

			$10,742,757

Wisconsin – 4.3%
Wisconsin State GO Bonds Series 1999 C (AA/Aa2)^
$5,380,000	6.25%	05/01/2010	$6,350,122
Wisconsin State Transportation RB Series 2000 A (FGIC) (AAA/Aaa)
2,000,000	5.50	07/01/2014	2,151,340

			$8,501,462

TOTAL DEBT OBLIGATIONS
(Cost $171,812,744)			$183,374,522

18       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short Term Investments – 7.2%

Florida – 1.6%
Collier County Health Facilities Authority RB VRDN for Cleveland Clinic Health Systems Series 1999 (SPA) (A+/Aa3)#
$900,000	2.04%	11/01/2001	$900,000
Jacksonville Electric Authority RB VRDN Sub Electric System Series 2001 C (AA-/Aa3)#
2,300,000	2.00	11/01/2001	2,300,000

			$3,200,000

Illinois – 2.0%
Illinois Health Facilities Authority RB VRDN for Elmhurst Memorial Health System Series 1998 A (A2)#
$2,600,000	2.05%	11/01/2001	$2,600,000
Illinois Health Facilities Authority RB VRDN for University of Chicago Hospitals (AAA/Aaa)#
1,300,000	2.00	11/01/2001	1,300,000

			$3,900,000

Kansas – 0.2%
Kansas State Department of Transportation Highway RB VRDN Series 2000 B-1 (AA+/Aa2)#
$500,000	1.99%	11/01/2001	$500,000

New York – 0.2%
New York GO Bonds Series 1993 B-3 (LOC) (AAA/Aa2)#
$400,000	2.20%	11/01/2001	$400,000

North Dakota – 0.3%
City of Grand Forks Hospital Facilities RB VRDN for United Hospital Obligation Group Project Series 1992 (Aa3)#
$615,000	2.05%	11/01/2001	$615,000

Texas – 0.5%
North Central Health Facility Development Corp. RB VRDN for Presbyterian Medical Center Series 1985 C (AAA/Aaa)#
$1,100,000	2.05%	11/01/2001	$1,100,000

Wisconsin – 1.1%
Wisconsin State Health and Educational Facilities Authority RB VRDN for Ministry Health Care Series 1999 B (MBIA) (AAA/Aaa)#
$2,200,000	2.15%	11/01/2001	$2,200,000

Wyoming – 1.3%
Lincoln County PCRB VRDN for Exxon Corp. Project Series 1984 B (AAA/Aaa)#
$2,500,000	1.99%	11/01/2001	$2,500,000

TOTAL SHORT TERM INVESTMENTS
(Cost $14,415,000)			$14,415,000

TOTAL INVESTMENTS
(Cost $186,227,744)			$197,789,522

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2001.

¡	Inverse variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2001.

°	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

"	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are next reset date.

^	Prerefunded security. Maturity date disclosed is prerefunding date.

§	This security is issued with a zero coupon rate which increases to the stated rate at a set date in the future.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ACA—Insured by American Capital Access
AMBAC—Insured by American Municipal Bond Assurance Corp.
AMT—Alternative Minimum Tax
ETM—Escrow to Maturity
FGIC—Insured by Financial Guaranty Insurance Co.
FHLMC—Insured by Federal Home Loan Mortgage Corp.
FNMA—Insured by Federal National Mortgage Association
FSA—Insured by Financial Security Assurance Co.
GNMA—Insured by Government National Mortgage Co.
GO—General Obligation
IDA—Industrial Development Authority
LOC—Letter of Credit
MBIA—Insured by Municipal Bond Investors Assurance
PCRB—Pollution Control Revenue Bond
PSF—Guaranteed by Permanent School Fund
RB—Revenue Bond
RITES—Residual Interest Tax Exempt Securities
SPA—Stand-by Purchase Agreement
VRDN—Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.       19

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Performance Summary
October 31, 2001

The following graph shows the value as of October 31, 2001, of a $10,000 investment made on April 3, 2000 (commencement of operations) in the Institutional shares of the Goldman Sachs High Yield Municipal Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Lehman Brothers Municipal Bond Index and Lehman Brothers High Yield Municipal Bond Index (“Lehman Muni Bond Index and Lehman High Yield Muni Bond Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares. Performance of Class A, Class B and Class C shares will vary from the Institutional shares due to differences in fees and loads.

High Yield Municipal Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested April 3, 2000 to October 31, 2001.

Average Annual Total Return through October 31, 2001	Since Inception	One Year

Class A shares (commenced April 3, 2000)
Excluding sales charges	9.61%	10.05%
Including sales charges	6.47%	5.09%

Class B shares (commenced April 3, 2000)
Excluding contingent deferred sales charges	8.80%	9.23%
Including contingent deferred sales charges	6.17%	3.97%

Class C shares (commenced April 3, 2000)
Excluding contingent deferred sales charges	8.80%	9.23%
Including contingent deferred sales charges	8.80%	8.18%

Institutional shares (commenced April 3, 2000)	10.05%	10.48%

20

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – 95.2%

Alaska – 0.2%
Northern Tobacco Securitization Corporate Settlement RB for Asset Backed Bonds Series 2001 (A+/Aa3)
$1,000,000	5.50%	06/01/2029	$988,200

Arizona – 2.3%
Coconino County PCRB for Nevada Power Co. Project Series 1995 E (BBB-)
$1,500,000	5.35%	10/01/2022	$1,380,900
Maricopa County PCRB Series 2000 PA 768 (RITES)"
4,000,000	8.00	08/01/2002	4,161,400
Pima County IDA RB for Tuscon Electric Power Co. Project Series 1997 B (B+/ Ba3)
6,000,000	6.00	09/01/2029	5,904,480
Scottsdale IDA Hospital RB for Scottsdale Healthcare Series 2001 (BBB+/ A3)
3,000,000	5.80	12/01/2031	2,999,640

			$14,446,420

California – 6.7%
California Educational Facilities Authority RB for Dominican University Series 2001 (Baa3)
$1,445,000	5.75%	12/01/2030	$1,465,822
California Educational Facilities Authority RB for Pepperdine University Series 2000 (A1)
6,000,000	5.75	09/15/2030	6,519,300
California GO Bonds Series 2000 (A+/ Aa2)
4,700,000	5.50	06/01/2028	4,869,435
California PCRB for Pacific Gas and Electric Co. Series 1993 B (AMT) (CCC/ B3)
695,000	5.85	12/01/2023	643,417
Chula Vista Community Facilities District RB No. 99-1-Otay Series 2000
1,225,000	7.63	09/01/2029	1,359,052
Contra Costa County Improvement Bond Act 1915 for Alfred Nobel Reassessment District No. 01-1 Series 2001
1,000,000	5.95	09/02/2016	1,012,990
Hawthorne Community Redevelopment Agency Special Tax for Community Facilities District No. 99-1 Series 2000 A (LOC)
880,000	6.75	10/01/2020	907,746
1,180,000	7.20	10/01/2025	1,218,563
Hawthorne Community Redevelopment Agency Special Tax for Community Facilities District No. 99-1 Series 2000 B (LOC)
1,675,000	7.20	10/01/2025	1,738,399
Lake Elsinore Improvement Bond Act 1915 for Special Assessment District No. 93-1 Series 2000
2,000,000	7.00	09/02/2030	2,105,220
Los Angeles Community College District GO Bonds Series 2001 II-R-71-B (MBIA)¡
1,670,000	10.93	02/01/2009	2,215,522
Los Angeles Community College District GO Bonds Series 2001 II-R-71-A (MBIA)¡
1,665,000	10.89	02/01/2009	2,251,397
Los Angeles Regional Airports Improvement Corp. RB for Facilities Sublease Terminal 6 Series 1999 (AMT) (BB/ Ba2)
8,750,000	5.65	08/01/2017	6,786,849
Orange County Community Facilities District Special Tax for No. 1 Ladera Ranch Series 2000 A
1,000,000	6.20	08/15/2023	1,018,680
Richmond Improvement Bond Act. 1915 for Special Assessment Improvement District No. 99-1 Series 2000
500,000	7.00	09/02/2017	516,255
San Leandro Community Facilities District No. 1 Special Tax Series 2000
1,690,000	6.40	09/01/2019	1,758,698
Soledad Improvement Bond Act 1915 for Special Assessment District No. 1 The Vineyards Series 2000
2,000,000	7.25	09/02/2030	2,035,140
Tobacco Securitization Authority Northern California Settlement RB for Asset Backed Bonds Series 2001 A (A/A1)
2,000,000	5.25	06/01/2031	2,027,480
2,000,000	5.38	06/01/2041	2,023,540

			$42,473,505

Colorado – 4.6%
Colorado City and County Airport RB Series 2001 B (FGIC) (AAA/ Aaa)
$5,000,000	5.50%	11/15/2014	$5,469,750
Colorado Health Facilities Authority RB for Portercare Adventist Health System Series 2001 (BBB+/ Baa2)
1,000,000	6.50	11/15/2031	1,069,180
Colorado Water Resources Power Development Authority Clean Water RB Series 2001 A (AAA/ Aaa)
3,000,000	5.00	09/01/2021	3,040,260
Denver City and County Special Facilities Airport RB for United Air Lines Project Series 1992 A (AMT) (BB+/ Baa3)
1,620,000	6.88	10/01/2032	1,106,606
McKay Landing Metropolitan GO Bonds District No. 2 Series 2000
1,500,000	7.50	12/01/2019	1,602,240
Northwest Parkway Public Highway Authority RB for First Tier Subordinate Series 2001 D (BB+/ Ba1)
3,500,000	7.13	06/15/2041	3,574,725
Saddle Rock South Metropolitan GO Bonds Mill Levy Obligation Series 2000
3,000,000	7.20	12/01/2019	3,186,510
Vista Ridge Metropolitan District GO Bonds Series 2001
10,000,000	7.50	12/01/2031	10,409,900

			$29,459,171

The accompanying notes are an integral part of these financial statements.       21

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – (continued)

Connecticut – 0.9%
Connecticut GO Bonds for Residual Certificates Series 2001 515 (Aa2)¡
$3,485,000	5.50%	12/15/2013	$4,881,649
Connecticut Health and Educational Facility Authority RB for St. Mary’s Hospital Corp. Series 1997 E (Baa1)
695,000	5.88	07/01/2022	660,097

			$5,541,746

District of Columbia – 2.5%
District of Columbia RB for Medstar University Hospital Series 2001 D (BBB/ Baa2)"
$11,000,000	6.88%	02/15/2007	$11,707,850
District of Columbia Tobacco Settlement Financing Corp. RB Series 2001 A PA 821 (RITES)¡
800,000	8.09	05/15/2024	910,320
District of Columbia Tobacco Settlement Financing Corp. RB Series 2001 B PA 821 (RITES)¡
2,400,000	8.72	05/15/2033	2,976,000

			$15,594,170

Florida – 26.1%
Bonita Springs Vasari Community Development District RB for Capital Improvements Series 2001 A
$5,000,000	6.95%	05/01/2032	$4,998,500
Brooks of Bonita Springs II Community Development District RB for Capital Improvements Series 2000 A
6,000,000	7.00	05/01/2031	6,269,880
Brooks of Bonita Springs II Community Development District RB for Capital Improvements Series 2000 B
3,925,000	6.60	05/01/2007	4,066,575
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-1
1,645,000	6.70	05/01/2031	1,681,947
Capital Region Community Development District Special Assessment for Capital Improvement Series 2001 A-2
2,000,000	6.85	05/01/2031	2,044,560
Cory Lakes Community Development District for Special Assessment Series 2001 A
2,090,000	8.38	05/01/2017	2,159,618
Crossings at Fleming Island Community Development District RB for Special Assessment Series 2000 C
5,920,000	7.05	05/01/2015	6,345,470
Fishhawk Community Development District Special Assessment Series 2000
3,000,000	6.65	05/01/2007	3,108,030
Fleming Island Plantation Community Development District RB for Special Assessment Series 2000 B
5,915,000	7.30	05/01/2015	6,437,531
Grand Haven Community Development District Special Assessment Series 1997 A
3,570,000	6.30	05/01/2002	3,583,744
Halifax Hospital Medical Center RB Series 1999 A
955,000	7.25	10/01/2024	977,844
Hamal Community Development District Special Assessment Series 2001
3,780,000	6.75	05/01/2031	3,784,574
Harbor Bay Community Development District Special Assessment Capital Improvement Series 2001 A
2,370,000	7.00	05/01/2033	2,395,643
Harbour Lake Estates Community Development District Special Assessment Series 2001
7,000,000	6.40	02/01/2006	7,103,390
Heritage Isles Community Development District BAN Series 2000
4,000,000	6.50	02/01/2002	4,042,440
Highlands County Health Facilities Authority RB for Hospital Adventist/ Sunbelt Series 2001 A (A-/Baa1)
1,500,000	6.00	11/15/2031	1,538,955
Lake Powell Residential Golf Community Development District Special Assessment Series 2000 A
4,010,000	7.45	05/01/2022	4,182,871
5,550,000	7.50	05/01/2032	5,788,706
Lakewood Ranch Community Development District No. 5 Special Assessment Series 2001 A
3,425,000	6.70	05/01/2031	3,440,481
Longleaf Community Development District Special Assessment Series 2001
2,045,000	7.25	05/01/2009	2,014,407
Maple Ridge Community Development District Special Assessment Series 2000 A
1,615,000	7.15	05/01/2031	1,754,714
Maple Ridge Community Development District Special Assessment Series 2000 B
3,000,000	6.15	11/01/2004	3,098,520
Marion County IDA RB for Little Sumter Utility Co. Project Series 2000 (AMT)
1,615,000	7.08	10/01/2020	1,649,981
435,000	7.15	10/01/2030	480,923
Meadow Pointe II Community Development District RB for Capital Improvement Series 2000
4,005,000	6.65	04/01/2005	4,119,743
Mediterra North Community Development District RB for Capital Improvement Series 2001 A
4,000,000	6.80	05/01/2031	4,044,400
Mediterra South Community Development District RB for Capital Improvement Series 2001
1,675,000	6.85	05/01/2031	1,708,483
Mediterra South Community Development District RB for Capital Improvement Series 1999 A
500,000	6.95	05/01/2031	519,195
Mediterra South Community Development District RB for Capital Improvement Series 1999 B
980,000	6.25	05/01/2004	994,622
Miami Beach Health Facilities Authority Hospital RB Series 2001 PA 840 B (RITES)¡
2,335,000	12.70	05/15/2004	2,588,674
Miami Beach Health Facilities Authority Hospital RB Series 2001 PA 840 (RITES)¡"
1,000,000	10.82	05/15/2005	1,014,740
Orlando Urban Community Development District Special Assessment Series 2001 A
7,000,000	6.95	05/01/2033	6,987,540

22       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – (continued)

Florida – (continued)
Orlando Urban Community Development District Special Assessment Series 2001 B
$5,000,000	6.40%	05/01/2010	$4,977,750
Parklands West Community Development District Special Assessment Series 2001 A
3,500,000	6.90	05/01/2032	3,517,150
Parklands West Community Development District Special Assessment Series 2001 B
2,000,000	6.00	05/01/2006	1,995,760
Parkway Center Community Development District Special Assessment Series 2000 A
905,000	8.25	05/01/2031	919,914
Parkway Center Community Development District Special Assessment Series 2000 B
5,000,000	8.00	05/01/2010	5,242,400
Piney-Z Community Development District Capital Improvement Special Assessment Series 1997 B
1,143,000	6.50	05/01/2002	1,144,440
Poinciana Community Development District Special Assessment Series 2000 A
6,000,000	7.13	05/01/2031	6,246,540
Rivercrest Community Development District Special Assessment Series 2001
5,600,000	7.00	05/01/2032	5,763,408
Saddlebrook Community Development District Special Assessment Series 2001 A
5,120,000	6.90	05/01/2033	5,100,595
Sampson Creek Community Development District Capital Improvement Special Assessment Series 2000 A
2,365,000	6.95	05/01/2031	2,433,561
St. Lucie West Services District Capital Improvement RB for Road Project Series 1999
5,255,000	5.88	05/01/2009	5,300,456
Village Community Development District No. 4 Special Assessment Series 2000
4,500,000	7.15	05/01/2018	4,786,200
Walnut Creek Community Development District Special Assessment Series 2000 A
4,375,000	7.30	05/01/2021	4,840,631
Walnut Creek Community Development District Special Assessment Series 2000 B
5,030,000	6.40	05/01/2005	5,097,151
Waterchase Community Development District Capital Improvement RB Series 2001 A
2,000,000	6.70	05/01/2032	2,022,020
Waterlefe Community Development District Capital Improvement RB Series 2001 A
1,000,000	6.95	05/01/2031	1,022,160

			$165,336,837

Georgia – 1.7%
Atlanta Tax Allocation RB for Atlantic Station Project Series 2001
$10,000,000	7.75%	12/01/2014	$9,869,200
Tift County IDA RB for Beverly Enterprises Project Series 2000
1,085,000	7.50	07/01/2010	1,102,089

			$10,971,289

Hawaii – 1.7%
Hawaii Airport System RB Series 2001 II-R-59 (AMT) (Aaa)¡
$2,500,000	15.80%	07/01/2015	$3,292,450
Hawaii County Improvement District RB No. 17 Special Assessment Kaloko Subdivision Series 1991
4,050,000	9.50	08/01/2011	4,145,297
Hawaii Department of Transport Special Facilities RB for Continental Airlines Inc. Series 2000 (AMT) (BB/Ba2)
965,000	7.00	06/01/2020	831,801
Honolulu City and County Wastewater Systems RB for First Bond Resolution Series 2001 SR (AMBAC) (Aaa)
2,500,000	5.13	07/01/2031	2,509,000

			$10,778,548

Illinois – 5.0%
Chicago Metropolitan Water Reclamation District GO Bonds for Capital Improvement Series 2001 A (AA+/Aa1)
$7,725,000	5.50%	12/01/2014	$8,540,219
Chicago Single Family Mortgage RB for Collateral Series 2001 A (FHLMC/FNMA/GNMA) (AAA/Aaa)
8,500,000	6.25	10/01/2032	9,335,210
Chicago, Illinois Tax Increment for Central Loop Redevelopment Series 2000 A (ACA) (A)
6,550,000	6.50	12/01/2007	7,050,617
Chicago, Illinois Tax Increment for Central Loop Redevelopment Series 2000 A (ACA) (A)
2,000,000	6.50	12/01/2008	2,229,720
Illinois Health Facilities Authority RB for Loyola University Health Systems Series 2001 A (A3)
4,000,000	6.00	07/01/2021	3,957,720
Robbins Resources Recovery RB for Restructuring Project Series 1999 C (AMT) (LOC)
521,984	7.25	10/15/2009	421,533

			$31,535,019

Indiana – 0.8%
Indiana Health Facility Financing Authority Hospital RB for Community Foundation Northwest Industry Series 2001 A (BBB-)
$2,500,000	6.38%	08/01/2021	$2,450,775
2,500,000	6.38	08/01/2031	2,423,725

			$4,874,500

The accompanying notes are an integral part of these financial statements.       23

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – (continued)

Iowa – 0.8%
Tobacco Settlement Authority RB Series 2001 B (A/A1)
$5,000,000	5.30%	06/01/2025	$4,863,600

Kentucky – 1.6%
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 B (MBIA) (AAA/Aaa)°
$2,000,000	6.16%	10/01/2022	$660,760
Kentucky Economic Development Finance Authority RB for Norton Healthcare Inc. Series 2000 C (MBIA) (AAA/Aaa)§
6,750,000	0.00/6.00	10/01/2018	5,775,637
Kentucky Economic Development Finance Authority RB for Appalachian Regional Health Care Series 1997 (BB-)
500,000	5.70	10/01/2010	431,615
Russell RB Series 2000 PA 803 (RITES)¡
3,000,000	8.27	11/15/2005	3,554,550

			$10,422,562

Louisiana – 0.9%
Louisiana Health and Educational Authority RB for Lambeth House Series 1998 A
$4,215,000	5.25%	01/01/2005	$4,194,136
West Feliciana Parish PCRB for Gulf State Utilities Co. Series 1984 (BB+/Ba1)
1,500,000	7.70	12/01/2014	1,547,460

			$5,741,596

Maryland – 0.0%
Prince Georges County RB for Dimensions Health Corp. Project Series 1994 (B3)
$560,000	5.30%	07/01/2024	$278,415

Massachusetts – 1.9%
Massachusetts GO Bonds Series 2001 II-R-101 (FSA) (Aaa)¡
$2,500,000	13.47%	12/01/2014	$3,255,875
Massachusetts Health and Education Facilities Authority RB for Saint Memorial Medical Center Series 1993 A (Ba2)
1,000,000	5.75	10/01/2006	956,250
Massachusetts Health and Educational Facilities Authority RB for Partners Healthcare Systems Series 2001 C (AA-/A1)
3,000,000	5.75	07/01/2032	3,086,310
Massachusetts Port Authority Special Facilities RB for Delta Airlines Inc. Project Series 2001 A (AMT)
5,000,000	5.00	01/01/2027	4,867,650

			$12,166,085

Michigan – 3.2%
Detroit Water Supply System RB for Second Lien Series 2001 B (AAA/Aaa)
$3,000,000	5.50%	07/01/2033	$3,140,190
Detroit Water Supply System RB for Senior Lien Series 2001 A (FGIC) (AAA/Aaa)
3,000,000	5.25	07/01/2033	3,034,590
Michigan Hospital Finance Authority RB for Ascension Health Credit Series 1999 A (AAA/Aaa)
4,000,000	6.13	11/15/2023	4,270,720
Michigan Hospital Finance Authority RB for Detroit Medical Center Obligation Series 1998 A (BBB-/Baa3)
1,500,000	5.25	08/15/2023	1,280,820
Midland County Economic Development RB for Obligation-Midland Series 2000 B (BB+/Ba3)
5,000,000	6.75	07/23/2009	5,231,450
Wayne Charter County Special Airport Facilities RB Northwest Airlines Inc. Series 1995
4,000,000	6.75	12/01/2015	3,257,400

			$20,215,170

Minnesota – 2.0%
Minneapolis and St. Paul Metropolitan Airports RB Series 2001 A (FGIC) (AAA/Aaa)
$2,500,000	5.25%	01/01/2025	$2,520,225
Minneapolis and St. Paul Metropolitan Airports RB Subordinated Series 2001 C (FGIC) (AAA/Aaa)
2,500,000	5.25	01/01/2026	2,520,225
Minneapolis and St. Paul Metropolitan Airports Special Facilities RB for Northwest Airlines Project Series 2001 A (AMT)
3,000,000	7.00	04/01/2025	2,400,630
Minneapolis and St. Paul Metropolitan Airports Special Facilities RB for Northwest Airlines Series 2001 B (AMT)"
1,500,000	6.50	04/01/2005	1,441,215
St. Paul Housing and Redevelopment Hospital Authority RB for Healtheast Project Series 1993 A (BB+/Ba2)
4,900,000	6.63	11/01/2017	4,137,658

			$13,019,953

Mississippi – 1.2%
Mississippi Business Finance Corp. PCRB for Systems Energy Resources Inc. Project Series 1998 (BBB-/Ba1)
$7,500,000	5.88%	04/01/2022	$7,371,300

Missouri – 1.6%
St. Louis Airport RB for Airport Development Program Series 2001 A (AAA/Aaa)
$5,000,000	5.25%	07/01/2031	$5,057,650
St. Louis Municipal Finance Corp. Leasehold RB for City Justice Center Series 2001 A (AMBAC) (Aaa)
5,000,000	5.38	02/15/2014	5,405,900

			$10,463,550

24       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – (continued)

Nevada – 4.3%
Clark County School District GO Bonds Series 2001 C (FGIC) (AAA/Aaa)
$10,000,000	5.50%	06/15/2015	$10,881,000
Las Vegas Local Improvement Bonds Special Assessment District No. 808 Summerlin Area Series 2001
1,150,000	5.70	06/01/2008	1,168,492
2,000,000	6.75	06/01/2021	2,041,300
Nevada Department of Business and Industry RB for Las Vegas Monorail Project 1st Tier Series 2000 (AMBAC) (AAA/Aaa)
2,500,000	5.63	01/01/2032	2,603,750
Nevada Department of Business and Industry RB for Las Vegas Monorail Project 2nd Tier Series 2000
3,600,000	7.25	01/01/2023	3,692,016
1,000,000	7.38	01/01/2030	1,019,930
Washoe County Water Facility RB for Sierra Pacific Power Co. Series 2001 (AMT) (BBB-/Baa1)"
5,500,000	5.75	05/01/2003	5,624,960

			$27,031,448

New Hampshire – 0.6%
New Hampshire Health and Education Authority Hospital RB Series 2001 (RITES)¡"
$2,500,000	6.85%	10/01/2004	$2,608,250
New Hampshire Higher Educational and Health Facility Authority RB St. Joseph’s Hospital Series 1991 (BBB+/Baa2)
1,000,000	7.50	01/01/2016	1,023,400

			$3,631,650

New Jersey – 0.9%
New Jersey Economic Development Authority Retirement RB for Seabrook Village Inc. Series 2000 A
$2,500,000	8.00%	11/15/2015	$2,691,475
New Jersey Economic Development Authority Special Facility RB for Continental Airlines Inc. Project Series 1999 (BB-/B2)
2,000,000	6.25	09/15/2029	1,497,240
New Jersey Health Care Facilities Financing Authority RB for St. Peters University Hospital Series 2000 A (BBB/Baa2)
1,500,000	6.88	07/01/2030	1,603,560

			$5,792,275

New Mexico – 1.6%
Farmington PCRB Southern California Edison Co. Series 1993 A (AAA/Aaa)
$5,000,000	5.88%	06/01/2023	$5,256,550
Farmington PCRB Public Service Co. San Juan Series 1996 B (BBB-/Baa3)
1,500,000	6.30	12/01/2016	1,533,930
Farmington PCRB Tucson Electric Power Co. San Juan Series 1997 A (B+/Ba3)
3,000,000	6.95	10/01/2020	3,121,710

			$9,912,190

New York – 2.8%
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 A
$400,000	6.25%	11/01/2021	$400,172
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 B
1,500,000	5.88	11/01/2011	1,495,680
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 C
1,000,000	5.63	11/01/2010	988,120
Nassau County IDA Civic Facility RB for North Shore Health System Project Series 2001 D
1,000,000	5.63	11/01/2009	995,900
New York City IDA Civic Facility RB for Polytechnic University Project Series 2000 (BBB-/Baa3)
2,000,000	6.00	11/01/2020	2,098,820
New York City Transitional Finance Authority RB Future Tax Secured Series 2000 C (AA+/Aa2)
5,000,000	5.50	11/01/2020	5,229,650
New York State Dormitory Authority RB for State University Additional Facilities Series 2000 B (AA-/A3)
5,000,000	5.38	05/15/2023	5,133,350
New York State Energy Research and Development Authority Gas Facilities RB Series 2000 PA 796 (RITES)¡
1,000,000	22.82	02/01/2024	1,217,940

			$17,559,632

North Carolina – 0.4%
Charlotte Special Facilities RB for Douglas International Airport US Airways Series 2000 (AMT)
$2,000,000	7.75%	02/01/2028	$855,040
Charlotte Special Facilities RB for Charlotte/Douglas International Airport Series 1998 (AMT)
1,315,000	5.60	07/01/2027	522,791
North Carolina Municipal Power Agency No. 1 Catawba Electric RB Series 1998 A (MBIA) (AAA/Aaa)
1,000,000	5.50	01/01/2014	1,105,370

			$2,483,201

The accompanying notes are an integral part of these financial statements.       25

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Debt Obligations – (continued)

Ohio – 0.8%
Cleveland Airport Special RB for Continental Airlines Inc. Series 1999 (AMT) (Ba2)
$2,500,000	5.50%	12/01/2008	$2,160,925
4,320,000	5.70	12/01/2019	3,003,350

			$5,164,275

Oklahoma – 2.2%
Oklahoma Development Finance Authority RB for Hillcrest Healthcare Systems Series 1999 A (B-/B2)
$1,700,000	4.80%	08/15/2006	$1,381,233
5,320,000	5.63	08/15/2019	4,047,881
5,920,000	5.63	08/15/2029	4,254,704
Tulsa Municipal Airport Trust RB Series 2001 PA 922 (RITES)¡"
5,000,000	8.35	12/01/2004	4,402,000

			$14,085,818

Pennsylvania – 6.3%
Allegheny County Hospital Development Authority RB for Health Systems Series 2000 B (B+/B1)
$15,000,000	9.25%	11/15/2022	$15,911,400
5,000,000	9.25	11/15/2030	5,285,300
Clarion County IDA RB for Beverly Enterprises Inc. Project Series 2001
900,000	7.25	12/01/2003	906,948
Cumberland County IDA RB for Beverly Enterprises Inc. Series 1998
835,000	5.30	10/01/2003	834,056
Cumberland County IDA RB for Beverly Enterprises Inc. Series 1998
2,000,000	5.50	10/01/2008	1,862,840
Franklin County IDA RB for Beverly Enterprises Project Series 2000
3,250,000	7.50	07/01/2011	3,266,998
Gettysburg Area IDA RB for Beverly Enterprises Project Series 2000
2,700,000	7.50	07/01/2011	2,729,565
Pennsylvania Economic Development Financing Authority Exempt Facilities RB for Amtrak Project Series 2001 A (AMT) (BBB/A3)
5,000,000	6.38	11/01/2041	5,185,700
Philadelphia IDA RB for US Airways Inc. Project Series 2000 (AMT)
6,000,000	7.50	05/01/2010	2,686,320
Southcentral General Authority RB for Wellspan Health Obligated Series 2001(MBIA) (AAA/Aaa)
1,000,000	5.25	05/15/2031	1,014,910

			$39,684,037

Puerto Rico – 1.5%
Childrens Trust Fund RB VRDN for Tobacco Settlement Series 2000 II-R-39 (Aa3)¡
$4,715,000	7.18%	01/01/2016	$5,374,911
Puerto Rico Public Finance Corp. RB for Residual Certificates Series 2001 520 (MBIA) (Aaa)¡
3,225,000	10.76	08/01/2016	4,164,410

			$9,539,321

South Carolina – 2.2%
South Carolina Jobs Economic Development Authority RB Palmetto Health Alliance Series 2000 A (BBB/Baa2)
$8,750,000	7.13%	12/15/2015	$9,590,525
Tobacco Settlement Management Authority RB Series 2001 B (A/A1)
4,095,000	6.38	05/15/2030	4,526,736

			$14,117,261

Tennessee – 1.2%
Elizabethton Health and Educational Facilities Board RB VRDN Series 2001 PA 813 (RITES) (BBB)¡
$6,000,000	11.09%	07/01/2033	$7,704,960

Texas – 3.1%
Gulf Coast Waste Disposal Authority Texwaste Disposal RB for Valero Energy Corp. Project Series 2001 (AMT) (BBB-/Baa3)
$1,500,000	6.65%	04/01/2032	$1,601,970
Houston Texas Independent School District GO Bonds Series 1999 A (AAA/Aaa)
6,570,000	5.00	02/15/2019	6,589,119
Metropolitan Health Facilities Development Corp. RB for Wilson N. Jones Memorial Hospital Project Series 2001 (Baa3)
4,200,000	7.20	01/01/2021	4,437,006
5,000,000	7.25	01/01/2031	5,263,750
Tom Green County Health Facilities Development Corp. Hospital RB for Shannon Health Systems Project Series 2001 (Baa3)
2,000,000	6.75	05/15/2021	2,082,920

			$19,974,765

Wisconsin – 0.5%
Wisconsin Health & Educational Facilities Authority RB for Marshfield Clinic Series 2001 B (BBB+)
$1,750,000	6.00%	02/15/2025	$1,713,163
Wisconsin Health and Educational Facility Authority RB Aurora Health Care Series 1999 B (BBB+)
1,500,000	5.63	02/15/2020	1,453,605

			$3,166,768

Wyoming – 0.6%
Converse County RB for Memorial Hospital Project Series 2000
$3,605,000	9.00%	12/01/2025	$3,881,287

U. S. Virgin Islands – 0.5%
Virgin Islands Public Finance Authority RB Subordinated Lien-Fund Loan Notes Series 1998 D
$2,000,000	6.00%	10/01/2004	$2,087,400
1,100,000	6.00	10/01/2005	1,156,034

			$3,243,434

TOTAL DEBT OBLIGATIONS
(Cost $586,579,521)			$603,513,958

26       The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short Term Investments – 3.5%

Florida – 0.3%
Collier County Health Facilities Authority RB for Cleveland Clinic Health Systems Series 1999 (SPA) (A+/Aa3)#
$1,900,000	2.04%	11/01/2001	$1,900,000

Idaho – 0.3%
Idaho Health Facilities Authority RB for St. Luke’s Medical Center Series 2000 (AAA/Aaa)#
$2,000,000	2.04%	11/01/2001	$2,000,000

Illinois – 1.1%
Illinois Health Facilities Authority RB for Elmhurst Memorial Health Series 1998 A (A2)#
$6,800,000	2.05%	11/01/2001	$6,800,000

Kansas – 0.7%
Kansas Department of Transportation Highway RB Series 2000 B-1 (AA+/Aa2)#
$4,500,000	1.99%	11/01/2001	$4,500,000

New York – 0.6%
Long Island Power Authority New York Electric System RB Subseries 1998 1B (AA/Aa2)#
$2,300,000	1.85%	11/01/2001	$2,300,000
New York City Municipal Water Finance Authority RB for Water & Sewer Systems Series 2000 C (AA/Aa2)#
1,300,000	1.95	11/01/2001	1,300,000

			$3,600,000

Virginia – 0.3%
Roanoke IDA Hospital RB for Roanoke Memorial Hospitals Series 1995 A (AA-/Aa3)#
$2,000,000	2.00%	11/01/2001	$2,000,000

Wisconsin – 0.2%
Wisconsin Health & Educational Facilities Authority RB for Ministry Health Care Series 1999 A (AAA/Aaa)#
$1,175,000	2.15%	11/01/2001	$1,175,000

TOTAL SHORT TERM INVESTMENTS
(Cost $21,975,000)			$21,975,000

TOTAL INVESTMENTS
(Cost $608,554,521)			$625,488,958

#	Variable security. Coupon rate disclosed is that which is in effect at October 31, 2001.

¡	Inverse variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2001.

°	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity at date of purchase.

"	Securities with “Put” features with resetting interest rates. Maturity dates disclosed are the next interest reset date.

§	This security is issued with a zero coupon rate which increases to the stated rate at a set date in the future.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Investment Abbreviations:
ACA	—	Insured by American Capital Access
AMBAC	—	Insured by American Municipal Bond Assurance Corp.
AMT	—	Alternative Minimum Tax
BAN	—	Bond Anticipation Note
FGIC	—	Insured by Financial Guaranty Insurance Co.
FHLMC	—	Insured by Federal Home Loan Mortgage Corp.
FNMA	—	Insured by Federal National Mortgage Association
FSA	—	Insured by Financial Security Insurance Co.
GNMA	—	Insured by Government National Mortgage Co.
GO	—	General Obligation
IDA	—	Industrial Development Authority
LOC	—	Letter of Credit
MBIA	—	Insured by Municipal Bond Investors Assurance
PCRB	—	Pollution Control Revenue Bond
RB	—	Revenue Bond
RITES	—	Residual Interest Tax Exempt Securities
SPA	—	Stand-by Purchase Agreement
VRDN	—	Variable Rate Demand Note

Security ratings are unaudited.

The accompanying notes are an integral part of these financial statements.       27

 GOLDMAN SACHS TAX-FREE FUNDS

Statements of Assets and Liabilities
October 31, 2001

	Short Duration	Municipal	High Yield
	Tax-Free Fund	Income Fund	Municipal Fund

Assets:

Investment in securities, at value (identified cost $89,956,029, $186,227,744 and $608,554,521, respectively)	$91,937,795	$197,789,522	$625,488,958
Cash	1,747,724	—	7,748
Receivables:
Investment securities sold	—	—	1,729,871
Interest	1,256,799	3,312,378	13,552,731
Fund shares sold	1,115,375	702,873	—
Reimbursement from advisor	1,154	—	29,263
Other assets	—	384	690

Total assets	96,058,847	201,805,157	640,809,261

Liabilities:

Due to Bank	—	61,611	—
Payables:
Investment securities purchased	2,652,657	1,562,370	4,464,201
Income distribution	46,627	190,322	738,602
Fund shares repurchased	4,063	820,863	1,331,759
Amounts owed to affiliates	46,406	148,618	464,051
Accrued expenses and other liabilities	39,057	47,135	125,866

Total liabilities	2,788,810	2,830,919	7,124,479

Net Assets:

Paid-in capital	96,587,003	192,795,287	615,151,688
Accumulated undistributed (distributions in excess of) net investment income	(12,226)	234,944	7,625
Accumulated net realized gain (loss) on investment and futures transactions	(5,286,506)	(5,617,771)	1,591,032
Net unrealized gain on investments	1,981,766	11,561,778	16,934,437

NET ASSETS	$93,270,037	$198,974,238	$633,684,782

Net asset value, offering and redemption price per share:(a)
Class A	$10.26	$15.32	$10.57
Class B	$10.25	$15.32	$10.57
Class C	$10.26	$15.33	$10.57
Institutional	$10.25	$15.32	$10.57
Service	$10.24	$15.39	—

Shares outstanding:
Class A	3,790,120	5,270,761	28,723,005
Class B	232,360	776,906	3,065,003
Class C	374,497	345,809	1,925,952
Institutional	4,692,376	6,592,100	26,229,052
Service	3,983	4,351	—

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	9,093,336	12,989,927	59,943,012

(a)	Maximum public offering price per share for Class A shares of Short Duration Tax-Free (NAV per share multiplied by 1.0204) and for Class A shares of Municipal Income and High Yield Municipal Funds (NAV per share multiplied by 1.0471) is $10.47, $16.04 and $11.07, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FUNDS

Statements of Operations
For the Year Ended October 31, 2001

	Short Duration	Municipal	High Yield
	Tax-Free Fund	Income Fund	Municipal Fund
Investment income:

Interest	$2,825,372	$8,943,494	$28,508,287

Total income	2,825,372	8,943,494	28,508,287

Expenses:

Management fees	247,834	909,517	2,348,183
Distribution and Service fees(a)	96,594	337,151	883,008
Transfer Agent fees(a)	66,399	202,064	539,729
Registration fees	58,632	113,564	142,066
Custodian fees	87,214	93,189	125,978
Printing fees	45,340	45,340	34,445
Professional fees	40,873	45,460	73,093
Trustee fees	9,514	9,515	9,519
Other	15,060	16,450	—

Total expenses	667,460	1,772,250	4,156,021

Less — expense reductions	(288,472)	(399,542)	(368,023)

Net expenses	378,988	1,372,708	3,787,998

NET INVESTMENT INCOME	2,446,384	7,570,786	24,720,289

Realized and unrealized gain on investment transactions:

Net realized gain from:
Investment transactions	414,537	155,682	1,753,396
Net change in unrealized gain on:
Investments	1,743,691	8,569,869	13,800,513

Net realized and unrealized gain on investment transactions	2,158,228	8,725,551	15,553,909

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,604,612	$16,296,337	$40,274,198

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Short Duration Tax-Free Fund	$60,498	$16,464	$16,071	$45,979	$3,680	$3,053	$13,669	$18
Municipal Income Fund	189,657	100,737	46,757	144,139	19,140	8,884	29,898	3
High Yield Municipal Fund	525,558	208,733	148,717	399,424	39,659	28,256	72,390	—

The accompanying notes are an integral part of these financial statements.      29

 GOLDMAN SACHS TAX-FREE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 2001

	Short Duration	Municipal	High Yield
	Tax-Free Fund	Income Fund	Municipal Fund
From operations:

Net investment income	$2,446,384	$7,570,786	$24,720,289
Net realized gain on investment transactions	414,537	155,682	1,753,396
Net change in unrealized gain on investments	1,743,691	8,569,869	13,800,513

Net increase in net assets resulting from operations	4,604,612	16,296,337	40,274,198

Distributions to shareholders:

From net investment income
Class A shares	(915,164)	(3,277,033)	(12,046,601)
Class B shares	(62,616)	(359,920)	(1,034,583)
Class C shares	(48,450)	(166,165)	(743,507)
Institutional shares	(1,445,118)	(3,514,829)	(11,115,447)
Service shares	(1,680)	(378)	—
In excess of net investment income
Class A shares	(4,524)	—	(30,113)
Class B shares	(310)	—	(2,586)
Class C shares	(240)	—	(1,859)
Institutional shares	(7,144)	—	(27,786)
Service shares	(8)	—	—

Total distributions to shareholders	(2,485,254)	(7,318,325)	(25,002,482)

From share transactions:

Proceeds from sales of shares	85,209,525	124,710,969	400,701,737
Reinvestment of dividends and distributions	2,139,398	5,030,915	18,649,947
Cost of shares repurchased	(59,601,316)	(75,506,073)	(71,889,716)

Net increase in net assets resulting from share transactions	27,747,607	54,235,811	347,461,968

TOTAL INCREASE	29,866,965	63,213,823	362,733,684

Net assets:

Beginning of year	63,403,072	135,760,415	270,951,098

End of year	$93,270,037	$198,974,238	$633,684,782

Accumulated undistributed (distributions in excess of) net investment income	$(12,226)	$234,944	$7,625

30     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-FREE FUNDS

Statements of Changes in Net Assets

For the Period Ended October 31, 2000

			High Yield
	Short Duration	Municipal	Municipal
	Tax-Free Fund	Income Fund	Fund(a)
From operations:

Net investment income	$3,239,231	$5,434,230	$6,720,929
Net realized loss from investment transactions	(1,858,014)	(3,726,026)	(113,186)
Net change in unrealized loss on investments and futures	1,586,556	7,097,154	3,133,924

Net increase in net assets resulting from operations	2,967,773	8,805,358	9,741,667

Distributions to shareholders:

From net investment income
Class A shares	(764,966)	(3,864,770)	(2,674,522)
Class B shares	(59,596)	(348,460)	(216,620)
Class C shares	(50,244)	(140,401)	(211,770)
Institutional shares	(2,197,395)	(1,061,636)	(3,482,951)
Service shares	(4,258)	(75)	—

Total distributions to shareholders	(3,076,459)	(5,415,342)	(6,585,863)

From share transactions:

Proceeds from sales of shares	40,233,250	80,085,799	280,865,789
Reinvestment of dividends and distributions	2,739,855	3,515,556	4,705,364
Cost of shares repurchased	(84,129,566)	(71,586,244)	(17,775,859)

Net increase (decrease) in net assets resulting from share transactions	(41,156,461)	12,015,111	267,795,294

TOTAL INCREASE (DECREASE)	(41,265,147)	15,405,127	270,951,098

Net assets:

Beginning of period	104,668,219	120,355,288	—

End of period	$63,403,072	$135,760,415	$270,951,098

Accumulated undistributed (distributions in excess of) net investment income	$26,644	$(20,336)	$219,849

(a)	Commencement date of operations was April 3, 2000.

The accompanying notes are an integral part of these financial statements.      31

 GOLDMAN SACHS TAX-FREE FUNDS

Notes to Financial Statements
October 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free), the Goldman Sachs Municipal Income Fund (Municipal Income) and the Goldman Sachs High Yield Municipal Fund (High Yield Municipal), collectively “the Funds” or individually a “Fund.” Short Duration Tax-Free and Municipal Income are diversified portfolios offering five classes of shares — Class A, Class B, Class C, Institutional and Service. High Yield Municipal is a non-diversified portfolio offering four classes of shares — Class A, Class B, Class C and Institutional.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A.  Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost which approximates value.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued. Market premiums and original issue discounts resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding adjustment to the cost basis of the security.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The revised version of the Guide is effective November 1, 2001 for the Funds and will require the Funds to amortize/accrete all premiums and discounts on debt securities. The Funds currently do not amortize/accrete all such premiums and discounts. Upon adoption, the Funds will be required to record the cumulative effect of this change. The cumulative effect will impact net investment income and realized and unrealized gains and losses but will not impact net assets or net asset value per share. Based on securities held as of October 31, 2001, the cumulative effect would result in an increase in the cost of securities and decrease in net unrealized gain of approximately $139,000 and $60,000 for the Municipal Income and High Yield Municipal Funds, respectively. The cumulative effect was immaterial for the Short Duration Tax-Free Fund.

C.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-exempt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

32

GOLDMAN SACHS TAX-FREE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The Short Duration Tax-Free and Municipal Income Funds, at their most recent tax year-ends of October 31, 2001, had approximately the following amount of capital loss carry forwards for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

Fund	Amount	Years of Expiration

Short Duration Tax-Free	$5,287,000	2002-2008

Municipal Income	5,618,000	2007-2008

     At October 31, 2001, the Funds’ aggregate unrealized gains and losses based on cost for federal income tax purposes were as follows:

		Gross	Gross	Net
Fund	Tax Cost	Unrealized Gain	Unrealized Loss	Unrealized Gain

Short Duration Tax-Free	$89,956,029	$2,007,443	$25,677	$1,981,766

Municipal Income	186,227,744	12,152,318	590,540	11,561,778

High Yield Municipal	608,554,521	26,271,221	9,336,784	16,934,437

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

E.  Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as each Fund’s investment adviser pursuant to Investment Management Agreements (the “Agreements”). Under the Agreements, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements and the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40%, .55% and .55% of the average daily net assets of Short Duration Tax-Free, Municipal Income and High Yield Municipal, respectively. GSAM has voluntarily agreed to waive a portion of its Management fee equal annually to .05% of the average daily net assets of Short Duration Tax-Free and Municipal Income. For the year ended October 31, 2001, GSAM waived approximately $31,000 and $83,000 of its Management fee attributable to the Short Duration Tax-Free and Municipal Income Funds, respectively. GSAM may discontinue or modify these waivers in the future at its discretion.
     GSAM has voluntarily agreed to limit “Other Expenses” (excluding Management, Distribution and Service fees, Transfer Agent fees and expenses and Service share fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .00% of the average daily net assets of each Fund.

33

 GOLDMAN SACHS TAX-FREE FUNDS

Notes to Financial Statements (continued)
October 31, 2001

3. AGREEMENTS (continued)
     For the year ended October 31, 2001, the Funds’ advisers have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

			Total Expense
Fund	Reimbursement	Custody Credit	Reductions

Short Duration Tax-Free	$248	$ 6	$254

Municipal Income	311	6	317

High Yield Municipal	355	13	368

     Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $53,000, $91,000 and $767,000 during the year ended October 31, 2001 for Short Duration Tax-Free, Municipal Income and High Yield Municipal, respectively.

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to .15% of the average daily net assets attributable to the Class B shares of Short Duration Tax-Free. For the year ended October 31, 2001, Goldman Sachs has waived approximately $3,000 of the Distribution and Service fees attributable to the Class B shares of Short Duration Tax-Free. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Institutional and Service shares.
     The Trust, on behalf of the Funds, has adopted Service and Shareholder Administration Plans. These plans allow for Service shares to compensate service organizations for providing varying levels of personal account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans provide for compensation to the service organizations in an amount up to, on an annual basis, .25% and .25%, respectively, of the average daily net assets of the Service share class.
     At October 31, 2001, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Short Duration Tax-Free	$26	$12	$ 8	$46

Municipal Income	99	31	19	149

High Yield Municipal	289	109	66	464

34

GOLDMAN SACHS TAX-FREE FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended October 31, 2001, were as follows:

Fund	Purchases	Sales and Maturities

Short Duration Tax-Free	$58,764,157	$41,821,039

Municipal Income	79,512,336	35,337,673

High Yield Municipal	588,455,688	254,565,136

Futures Contracts — The Funds may enter into futures transactions in order to hedge against changes in interest rates, securities prices or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

     The use of futures contracts involve, to varying degrees, elements of market and counter party risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. At October 31, 2001, the Funds had no open futures contracts.

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended October 31, 2001, the Funds did not have any borrowings under this facility.

6. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, Municipal Income has reclassified $2,819 from accumulated net realized loss to accumulated undistributed net investment income. High Yield Municipal has reclassified $21,796 and $48,173 from paid in capital and accumulated net realized loss, respectively, to accumulated undistributed net investment income.

These classifications have no impact on the net asset value of the Funds and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses and organization costs.

7. OTHER MATTERS (UNAUDITED)

During the year ended October 31, 2001, 100%, 99.7% and 99.8% of the distributions from net investment income paid by Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs High Yield Municipal Fund, respectively, were exempt-interest dividends and as such, are not subject to U.S. federal income tax.

35

 GOLDMAN SACHS TAX-FREE FUNDS

Notes to Financial Statements (continued)
October 31, 2001

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended October 31, 2001, is as follows:

	Short Duration Tax-Free Fund		Municipal Income Fund		High Yield Municipal Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,653,783	$47,259,208	2,972,961	$44,600,938	19,312,815	$200,957,305
Reinvestment of dividends and distributions	78,963	800,307	163,142	2,442,504	922,921	9,642,330
Shares repurchased	(2,898,765)	(29,402,766)	(2,512,575)	(37,905,956)	(3,467,262)	(36,352,654)

	1,833,981	18,656,749	623,528	9,137,486	16,768,474	174,246,981

Class B Shares
Shares sold	135,472	1,370,773	299,703	4,489,222	2,143,252	22,303,993
Reinvestment of dividends and distributions	4,906	49,624	13,690	205,003	37,089	387,520
Shares repurchased	(111,916)	(1,124,179)	(142,275)	(2,129,441)	(101,288)	(1,060,256)

	28,462	296,218	171,118	2,564,784	2,079,053	21,631,257

Class C Shares
Shares sold	477,390	4,861,280	156,553	2,337,485	1,258,495	13,132,294
Reinvestment of dividends and distributions	3,129	31,630	6,299	94,377	32,665	341,059
Shares repurchased	(265,065)	(2,683,286)	(44,141)	(665,069)	(368,594)	(3,844,687)

	215,454	2,209,624	118,711	1,766,793	922,566	9,628,666

Institutional Shares
Shares sold	3,124,942	31,718,264	4,868,072	73,218,324	15,695,973	164,308,145
Reinvestment of dividends and distributions	124,259	1,256,150	152,608	2,288,955	792,120	8,279,038
Shares repurchased	(2,613,300)	(26,384,609)	(2,320,796)	(34,805,607)	(2,928,876)	(30,632,119)

	635,901	6,589,805	2,699,884	40,701,672	13,559,217	141,955,064

Service Shares
Shares sold	—	—	4,229	65,000	—	—
Reinvestment of dividends and distributions	167	1,687	5	76	—	—
Shares repurchased	(635)	(6,476)	—	—	—	—

	(468)	(4,789)	4,234	65,076	—	—

NET INCREASE	2,713,330	$27,747,607	3,617,475	$54,235,811	33,329,310	$347,461,968

36

GOLDMAN SACHS TAX-FREE FUNDS

8. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity for the period ended October 31, 2000 is as follows:

	Short Duration Tax-Free Fund		Municipal Income Fund		High Yield Municipal Fund(a)

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,429,061	$14,158,184	1,459,722	$20,597,662	11,795,688	$118,792,026
Reinvestment of dividends	61,033	603,904	191,228	2,709,304	214,789	2,175,691
Shares repurchased	(1,840,411)	(18,200,018)	(3,430,652)	(48,801,784)	(55,946)	(566,263)

	(350,317)	(3,437,930)	(1,779,702)	(25,494,818)	11,954,531	120,401,454

Class B Shares
Shares sold	114,756	1,136,777	120,980	1,719,123	983,035	9,879,692
Reinvestment of dividends	5,117	50,608	13,617	193,109	10,341	104,662
Shares repurchased	(117,497)	(1,162,894)	(191,984)	(2,717,542)	(7,426)	(75,476)

	2,376	24,491	(57,387)	(805,310)	985,950	9,908,878

Class C Shares
Shares sold	859,615	8,497,010	47,670	675,889	1,003,539	10,089,541
Reinvestment of dividends	4,545	44,937	6,044	85,736	11,351	114,888
Shares repurchased	(913,667)	(9,024,714)	(137,596)	(1,948,663)	(11,504)	(116,917)

	(49,507)	(482,767)	(83,882)	(1,187,038)	1,003,386	10,087,512

Institutional Shares
Shares sold	1,666,736	16,441,279	3,975,555	57,093,125	14,123,517	142,104,530
Reinvestment of dividends	205,961	2,036,211	36,894	527,332	228,137	2,310,123
Shares repurchased	(5,626,694)	(55,610,594)	(1,271,084)	(18,118,255)	(1,681,819)	(17,017,203)

	(3,753,997)	(37,133,104)	2,741,365	39,502,202	12,669,835	127,397,450

Service Shares
Reinvestment of dividends	425	4,195	6	75	—	—
Shares repurchased	(13,384)	(131,346)	—	—	—	—

	(12,959)	(127,151)	6	75	—	—

NET INCREASE (DECREASE)	(4,164,404)	$(41,156,461)	820,400	$12,015,111	26,613,702	$267,795,294

(a)	Commencement date of operations was April 3, 2000.

37

 GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net
	beginning	investment		and unrealized	investment	investment	investment	Total
	of period	income		gain (loss)	operations	income	income	distributions

FOR THE YEARS ENDED OCTOBER 31,

2001 - Class A Shares	$9.94	$0.38	(c)	$0.33	$0.71	$(0.39)	$—	$(0.39)
2001 - Class B Shares	9.94	0.32	(c)	0.32	0.64	(0.33)	—	(0.33)
2001 - Class C Shares	9.94	0.29	(c)	0.34	0.63	(0.31)	—	(0.31)
2001 - Institutional Shares	9.94	0.42	(c)	0.32	0.74	(0.43)	—	(0.43)
2001 - Service Shares	9.92	0.38	(c)	0.32	0.70	(0.38)	—	(0.38)

2000 - Class A Shares	9.93	0.39	(c)	(0.01)	0.38	(0.37)	—	(0.37)
2000 - Class B Shares	9.93	0.33	(c)	(0.01)	0.32	(0.31)	—	(0.31)
2000 - Class C Shares	9.93	0.32	(c)	(0.01)	0.31	(0.30)	—	(0.30)
2000 - Institutional Shares	9.93	0.43	(c)	(0.01)	0.42	(0.41)	—	(0.41)
2000 - Service Shares	9.92	0.38	(c)	(0.02)	0.36	(0.36)	—	(0.36)

1999 - Class A Shares	10.19	0.34		(0.24)	0.10	(0.34)	(0.02)	(0.36)
1999 - Class B Shares	10.18	0.28		(0.23)	0.05	(0.28)	(0.02)	(0.30)
1999 - Class C Shares	10.18	0.26		(0.22)	0.04	(0.26)	(0.03)	(0.29)
1999 - Institutional Shares	10.18	0.38		(0.23)	0.15	(0.39)	(0.01)	(0.40)
1999 - Administration Shares(d)	10.18	0.26	(c)	(0.12)	0.14	(0.27)	—	(0.27)
1999 - Service Shares	10.18	0.33	(c)	(0.24)	0.09	(0.33)	(0.02)	(0.35)

1998 - Class A Shares	10.08	0.36	(c)	0.13	0.49	(0.38)	—	(0.38)
1998 - Class B Shares	10.08	0.30	(c)	0.12	0.42	(0.32)	—	(0.32)
1998 - Class C Shares	10.07	0.28	(c)	0.14	0.42	(0.31)	—	(0.31)
1998 - Institutional Shares	10.07	0.39	(c)	0.13	0.52	(0.41)	—	(0.41)
1998 - Administration Shares	10.07	0.36	(c)	0.13	0.49	(0.38)	—	(0.38)
1998 - Service Shares	10.07	0.34	(c)	0.13	0.47	(0.36)	—	(0.36)

1997 - Class A Shares (commenced May 1)	9.94	0.20	(c)	0.14	0.34	(0.20)	—	(0.20)
1997 - Class B Shares (commenced May 1)	9.94	0.16	(c)	0.14	0.30	(0.16)	—	(0.16)
1997 - Class C Shares (commenced August 15)	10.04	0.07	(c)	0.03	0.10	(0.07)	—	(0.07)
1997 - Institutional Shares	9.96	0.42	(c)	0.11	0.53	(0.42)	—	(0.42)
1997 - Administration Shares	9.96	0.39	(c)	0.11	0.50	(0.39)	—	(0.39)
1997 - Service Shares	9.97	0.37	(c)	0.10	0.47	(0.37)	—	(0.37)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares.
(b) Annualized.
(c) Calculated based on the average shares outstanding methodology.
(d) Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

38     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

						Ratios assuming no
						expense reductions

					Ratio of			Ratio of
		Net assets	Ratio of		net investment	Ratio of		net investment
Net asset		at end of	net expenses		income	expenses		income	Portfolio
value, end	Total	period	to average		to average	to average		to average	turnover
of period	return(a)	(in 000s)	net assets		net assets	net assets		net assets	rate

$10.26	7.27%	$38,891	0.79%		3.73%	1.25%		3.27%	69%
10.25	6.53	2,382	1.39		3.22	2.00		2.61	69
10.26	6.48	3,842	1.54		2.94	2.00		2.48	69
10.25	7.60	48,114	0.39		4.19	0.85		3.73	69
10.24	7.18	41	0.89		3.75	1.35		3.29	69

9.94	3.93	19,451	0.79		3.95	1.19		3.55	66
9.94	3.31	2,026	1.39		3.36	1.94		2.81	66
9.94	3.15	1,581	1.54		3.19	1.94		2.79	66
9.94	4.34	40,301	0.39		4.36	0.79		3.96	66
9.92	3.72	44	0.89		3.86	1.29		3.46	66

9.93	1.00	22,903	0.79		3.37	1.06		3.10	147
9.93	0.49	2,000	1.39		2.80	1.81		2.38	147
9.93	0.34	2,070	1.54		2.62	1.81		2.35	147
9.93	1.50	77,522	0.39		3.79	0.66		3.52	147
10.05 (d)	1.37	—	0.64	(b)	3.56 (b)	0.91	(b)	3.29 (b)	147
9.92	0.89	173	0.89		3.23	1.16		2.96	147

10.19	4.97	19,881	0.71		3.54	1.74		2.51	141
10.18	4.25	974	1.31		3.06	2.27		2.10	141
10.18	4.19	2,256	1.46		2.82	2.27		2.01	141
10.18	5.25	57,647	0.45		3.92	1.26		3.11	141
10.18	4.99	525	0.70		3.58	1.51		2.77	141
10.18	4.73	2,560	0.95		3.44	1.76		2.63	141

10.08	3.39	4,023	0.70	(b)	3.81 (b)	1.73	(b)	2.78 (b)	195
10.08	3.07	106	1.30	(b)	3.31 (b)	2.23	(b)	2.38 (b)	195

10.07	0.97	2	1.45	(b)	2.60 (b)	2.23	(b)	1.82 (b)	195
10.07	5.40	28,821	0.45		4.18	1.23		3.40	195
10.07	5.14	77	0.70		3.91	1.48		3.13	195
10.07	4.77	2,051	0.95		3.66	1.73		2.88	195

      39

 GOLDMAN SACHS MUNICIPAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net	From net
	beginning	investment		and unrealized	investment	investment	investment	realized	Total
	of period	income		gain (loss)	operations	income	income	gain	distributions

FOR THE YEARS ENDED OCTOBER 31,

2001 - Class A Shares	$14.48	$0.67	(c)	$0.82	$1.49	$(0.65)	$—	$—	$(0.65)
2001 - Class B Shares	14.49	0.56	(c)	0.81	1.37	(0.54)	—	—	(0.54)
2001 - Class C Shares	14.50	0.56	(c)	0.81	1.37	(0.54)	—	—	(0.54)
2001 - Institutional Shares	14.48	0.73	(c)	0.82	1.55	(0.71)	—	—	(0.71)
2001 - Service Shares	14.53	0.61	(c)	0.88	1.49	(0.63)	—	—	(0.63)

2000 - Class A Shares	14.07	0.67	(c)	0.41	1.08	(0.67)	—	—	(0.67)
2000 - Class B Shares	14.08	0.57	(c)	0.40	0.97	(0.56)	—	—	(0.56)
2000 - Class C Shares	14.08	0.57	(c)	0.41	0.98	(0.56)	—	—	(0.56)
2000 - Institutional Shares	14.07	0.72	(c)	0.42	1.14	(0.73)	—	—	(0.73)
2000 - Service Shares	14.09	0.68	(c)	0.42	1.10	(0.66)	—	—	(0.66)

1999 - Class A Shares	15.47	0.63		(1.29)	(0.66)	(0.65)	—	(0.09)	(0.74)
1999 - Class B Shares	15.47	0.51		(1.28)	(0.77)	(0.52)	(0.01)	(0.09)	(0.62)
1999 - Class C Shares	15.47	0.51		(1.28)	(0.77)	(0.51)	(0.02)	(0.09)	(0.62)
1999 - Institutional Shares	15.47	0.70		(1.30)	(0.60)	(0.70)	(0.01)	(0.09)	(0.80)
1999 - Service Shares	15.48	0.65		(1.32)	(0.67)	(0.63)	—	(0.09)	(0.72)

1998 - Class A Shares	14.99	0.65		0.50	1.15	(0.64)	—	(0.03)	(0.67)
1998 - Class B Shares	15.00	0.53		0.49	1.02	(0.52)	—	(0.03)	(0.55)
1998 - Class C Shares	14.99	0.53		0.50	1.03	(0.52)	—	(0.03)	(0.55)
1998 - Institutional Shares	15.00	0.68		0.50	1.18	(0.68)	—	(0.03)	(0.71)
1998 - Service Shares	14.99	0.64		0.49	1.13	(0.61)	—	(0.03)	(0.64)

1997 - Class A Shares	14.37	0.67		0.62	1.29	(0.67)	—	—	(0.67)
1997 - Class B Shares	14.37	0.56		0.63	1.19	(0.56)	—	—	(0.56)
1997 - Class C Shares (commenced August 15)	14.85	0.12		0.14	0.26	(0.12)	—	—	(0.12)
1997 - Institutional Shares (commenced August 15)	14.84	0.15		0.16	0.31	(0.15)	—	—	(0.15)
1997 - Service Shares (commenced August 15)	14.84	0.14		0.15	0.29	(0.14)	—	—	(0.14)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

40     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MUNICIPAL INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
		Net assets	Ratio of	investment	Ratio of	investment
Net asset		at end of	net expenses	income	expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(a)	(in 000s)	net assets	net assets	net assets	net assets	rate

$15.32	10.48%	$80,735	0.94%	4.47%	1.18%	4.23%	22%
15.32	9.57	11,902	1.69	3.72	1.93	3.48	22
15.33	9.64	5,300	1.69	3.72	1.93	3.48	22
15.32	10.91	100,970	0.54	4.86	0.78	4.62	22
15.39	10.48	67	1.04	4.30	1.28	4.06	22

14.48	7.87	67,315	0.94	4.74	1.28	4.40	67
14.49	7.07	8,776	1.69	3.99	2.03	3.65	67
14.50	7.07	3,292	1.69	3.99	2.03	3.65	67
14.48	8.30	56,376	0.54	5.10	0.88	4.76	67
14.53	7.98	1	1.04	4.82	1.38	4.48	67

14.07	(4.46)	90,443	0.94	4.15	1.14	3.95	70
14.08	(5.10)	9,334	1.69	3.40	1.89	3.20	70
14.08	(5.10)	4,379	1.69	3.40	1.89	3.20	70
14.07	(4.07)	16,197	0.54	4.58	0.74	4.38	70
14.09	(4.49)	2	1.04	4.35	1.24	4.15	70

15.47	7.79	91,158	0.87	4.25	1.64	3.48	57
15.47	6.91	6,722	1.62	3.44	2.16	2.90	57
15.47	6.98	2,862	1.62	3.38	2.16	2.84	57
15.47	8.00	6,154	0.58	4.41	1.12	3.87	57
15.48	7.68	2	1.08	4.21	1.62	3.67	57

14.99	9.23	64,553	0.85	4.60	1.62	3.83	153
15.00	8.48	1,750	1.60	3.74	2.12	3.22	153

14.99	1.75	130	1.60 (b)	3.24 (b)	2.12 (b)	2.72 (b)	153

15.00	2.10	351	0.60 (b)	4.41 (b)	1.12 (b)	3.89 (b)	153

14.99	1.93	2	1.10 (b)	4.24 (b)	1.62 (b)	3.72 (b)	153

      41

 GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from			Distributions to
		investment operations			shareholders

	Net asset
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment
	of period	income(c)	gain	operations	income
FOR THE YEAR ENDED OCTOBER 31,

2001 - Class A Shares	$10.18	$0.59	$0.41	$1.00	$(0.61)
2001 - Class B Shares	10.18	0.51	0.41	0.92	(0.53)
2001 - Class C Shares	10.18	0.52	0.40	0.92	(0.53)
2001 - Institutional Shares	10.18	0.64	0.40	1.04	(0.65)
FOR THE PERIOD ENDED OCTOBER 31,

2000 - Class A Shares (commenced April 3)	10.00	0.33	0.17	0.50	(0.32)
2000 - Class B Shares (commenced April 3)	10.00	0.29	0.17	0.46	(0.28)
2000 - Class C Shares (commenced April 3)	10.00	0.29	0.17	0.46	(0.28)
2000 - Institutional Shares (commenced April 3)	10.00	0.36	0.16	0.52	(0.34)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on capital gains and other taxable distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

42     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND

					Ratios assuming no
					expense reductions

				Ratio of net		Ratio of net
		Net assets	Ratio of	investment	Ratio of	investment
Net asset		at end of	net expenses	income	expenses	income	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(a)	(in 000s)	net assets(b)	net assets(b)	net assets(b)	net assets(b)	rate

$10.57	10.05%	$303,622	0.99%	5.68%	1.08%	5.59%	61%
10.57	9.23	32,403	1.74	4.91	1.83	4.82	61
10.57	9.23	20,359	1.74	4.94	1.83	4.85	61
10.57	10.48	277,301	0.59	6.09	0.68	6.00	61

10.18	5.06	121,702	0.99	5.71	1.27	5.43	52
10.18	4.60	10,039	1.74	4.99	2.02	4.71	52
10.18	4.60	10,213	1.74	4.95	2.02	4.67	52
10.18	5.30	128,997	0.59	6.14	0.87	5.86	52

      43

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs High Yield Municipal Income Fund (three of the funds comprising the Goldman Sachs Trust) (the “Funds”) as of October 31, 2001, the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods ended October 31, 1997, 1998 and 1999 were audited by other auditors whose report, dated December 10, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Municipal Income Fund and Goldman Sachs High Yield Municipal Income Fund at October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

New York, New York
December 17, 2001

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and the CORESM Funds are service marks of Goldman, Sachs & Co.

*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT	32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman David B. Ford Patrick T. Harker Mary P. McPherson Alan A. Shuch Wilma J.Smelcer Richard P. Strubel Kaysie P.Uniacke	OFFICERS
Gary Black, President
Jesse H. Cole, Vice President
Kerry Daniels, Vice President
James A. Fitzpatrick, Vice President
Mary Hoppa, Vice President
Christopher Keller, Vice President
John M. Perlowski, Treasurer
Kenneth G. Curran, Assistant Treasurer
Peter W. Fortner, Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Howard B. Surloff, Secretary
Amy E. Belanger, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money. Goldman Sachs & Co. is the distributor of the Funds.

Under normal conditions, the Short Duration Tax-Free Fund will invest at least 80% of its net assets in tax-exempt securities. Although it does not expect to do so,the Fund may invest up to 20% of its net assets in private activity bonds that may subject certain investors to the federal alternative minimum tax. Investment income may be subject to state income taxes.

The Municipal Income Fund may include securities whose income may be subject to the federal alternative minimum tax and state income taxes.

Income from the Fund may be subject to state and local income taxes and the alternative minimum tax. Also, market discount over a de minimus threshold is subject to federal taxes. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: December 31, 2001 / 01-2084	FI/TFAR / 6.1K /12-01

Goldman Sachs Funds

HIGH YIELD FUND

Annual Report October 31, 2001

8.23
9.17
9.39
9.76
108.88
8.92
105.63
6.86
7.08
8.96
104.50
9.07
99.50
9.35
91.88
9.99
102.00
103.00
101.00
99.00
P/YR
NOM % — EFF
%CHG
%

A high level of current income

through a diversified portfolio

of high yield securities.

Goldman Sachs

GOLDMAN SACHS HIGH YIELD FUND

Market Review

Dear Shareholder:

The terrorist attacks of September 11 continue to weigh heavily on our nation. As we write this letter, the ultimate impact on the economy and financial markets remain to be seen. While the equity markets were weak throughout the reporting period, the fixed income markets performed well both before and after the attacks.

■	A Weak Economy Experiences Further Strains — During the one-year reporting period covered by this report, the economy has come full circle. As the period began we were in the midst of the longest economic expansion the country had ever experienced. However, since that time, economic activity has declined sharply — exacerbated by the fallout from the terrorist attack. Since September 11, consumer confidence has fallen, unemployment has risen, and the outlook for corporate profits has diminished. The Federal Reserve Board has lowered short-term interest rates on ten occasions this year in hopes of stimulating the economy. The Federal Funds rate (the rate U.S. banks charge each other for overnight loans) now stands at 2.0% — its lowest level in 40 years. Despite this, U.S. gross domestic product (GDP) contracted at a 1.1% annual rate during the third quarter 2001 and a recession is now considered to be a given.

■	Gains in the Bond Market — During most of the reporting period bond prices both in the U.S and abroad rose, as falling interest rates created a favorable tone for most debt markets. The strong demand for bonds was also a positive, as the tumultuous world events and weak stock market spurred many investors to reallocate their assets from equities to these “safer havens.” Another positive for the market was the U.S. Treasury’s decision to suspend the issuance of the 30-year bond. This action served to lower longer-term interest rates — a boon to consumers — as it drove down mortgage rates.

In closing, the past year has shown once again the importance of portfolio diversification, maintaining a long-term investment approach, and the value of working with a professional investment advisor. As always, we appreciate your support and look forward to serving your investment needs in the years to come.

Sincerely,

David B. Ford	David W. Blood	Jonathan Beinner
Co-Head, Goldman Sachs	Co-Head, Goldman Sachs	CIO, Fixed Income Investments
Asset Management	Asset Management	Goldman Sachs Asset Management

November 10, 2001

GOLDMAN SACHS HIGH YIELD FUND

What Distinguishes Goldman Sachs’
Fixed Income Investing Process?

At Goldman Sachs Asset Management, the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set, to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

1	RIGOROUS SECURITY SELECTION
■	Assess relative value among sectors (such as mortgages and corporates) and sub-sectors
■	Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio

2	PRECISE PORTFOLIO CONSTRUCTION
■	Team approach to decision making
■	Manage risk by avoiding significant sector and interest rate bets
■	Careful management of yield curve strategies — while closely managing portfolio duration

RESULT
Fixed Income portfolios that:
■	Include domestic and global investment options, tax-free income opportunities, and access to areas of specialization such as high yield
■	Capitalize on Goldman Sachs’ industry renowned credit research capabilities
■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

GOLDMAN SACHS HIGH YIELD FUND

Fund Basics

as of October 31, 2001

PERFORMANCE REVIEW

October 31, 2000–	Fund Total Return	30-Day	Lehman High
October 31, 2001	(based on NAV)[1]	Standardized Yield[2]	Yield Bond Index[3]

Class A	–1.54%	10.94%	–0.16%

Class B	–2.28	10.70	–0.16

Class C	–2.28	10.71	–0.16

Institutional	–1.14	11.87	–0.16

Service	–1.65	11.38	–0.16

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[3]	The Lehman Brothers High Yield Bond Index figures do not reflect any fees or expenses. Investors cannot invest directly in the Index.
STANDARDIZED TOTAL RETURNS[4]

For the period ending 9/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–12.37%	–13.61%	–9.85%	–7.89%	–8.34%

Since Inception	–0.23	–0.36	0.16	1.26	0.77

	(8/1/97)	(8/1/97)	(8/15/97)	(8/1/97)	(8/1/97)

[4]	The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

TOP 10 HOLDINGS AS OF 10/31/01[5]

Company	Line of Business	% of Portfolio

Nextel Communications, Inc.	Technology	2.9%

Charter Communications Holdings LLC	Media–Cable	2.6

Riverwood International Corp.	Paper	2.3

Crown Castle International Corp.	Media–Non-Cable	2.1

Telewest Communications PLC	Media–Cable	2.1

Allied Waste North America, Inc.	Environmental	1.6

CSCHoldings, Inc.	Media–Cable	1.5

Fisher Scientific International, Inc.	Consumer Cyclicals	1.4

Avecia Group PLC	Chemicals	1.3

American Axle & Manufacturing, Inc.	Automotive Parts	1.0

Credit Allocation: AAA 3.0% A 0.8% BBB 4.2% BB 13.5% B 67.0% CCC/NR 11.5%

[5] The Fund is actively managed and, as such, its composition may differ over time.

2

GOLDMAN SACHS HIGH YIELD FUND

Portfolio Results

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs High Yield Fund for the one-year period that ended October 31, 2001.

Performance Review

Over the one-year reporting period that ended October 31, 2001, the Fund’s A, B, C, Institutional and Service shares generated annual total returns, at net asset value, of –1.54%, –2.28%, –2.28%, –1.14% and –1.65%, respectively. These figures compared to the –0.16% total return of the Fund’s benchmark, the Lehman Brothers High Yield Bond Index.

High Yield Market

The high yield market was volatile during the Fund’s fiscal year. The reporting period began on a negative note, with poor performance in November. Investors fretted over a combination of election uncertainties, fourth quarter outlook revisions, and the threat of a possible hard landing for the U.S. economy. Then, in December, high yield bonds bounced back from these lows. Overall, the market continued to rebound during much of the first quarter of 2001. January was a standout month, as high yield bonds registered their second best month ever. February’s returns were more modest, and the market stumbled in March, due to the continued broad decline in the stock markets and a stream of corporate profit warnings.

The high yield market rose again in April and May, aided by the rebound in equities after the Fed again cut interest rates by 50 basis points on two occasions. The market took a breather in June, as prices rose modestly. July and August were strong months, with the market becoming more optimistic following a series of additional rate cuts, and amid improving sentiment that defaults had peaked. The long-awaited restructuring of the telecom sector had also begun in earnest. However, the tragic events of September 11 sent the high yield market sharply lower. The Lehman Brothers High Yield Index lost 6.72% in September, one of its worst months ever. The high yield market snapped back in October, retracing roughly half of the previous month’s losses. Despite generally weaker earnings and economic fundamentals, risk premiums declined from September’s extremes, aided by a spirited equity rebound and further interest rate cuts.

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Fund invests primarily in high yield, fixed income securities rated, at the time of investment, below investment grade.

Portfolio Composition

As of October 31, 2001, the Fund was diversified among 432 issues. Holdings in the top 10 companies represented 18.8% of the portfolio.

3

GOLDMAN SACHS HIGH YIELD FUND

Throughout the reporting period, we maintained our investment strategy of using bottom-up, credit analysis. Over the medium-term, we believe this can produce the best risk-adjusted returns. We continued to monitor the development of the emerging telecommunications sector throughout the year, reducing our exposure accordingly while focussing on the wireless sector, that we view increasingly as a consumer product. The Fund added a number of new U.S. and European industrial names, as well as increasing our exposure to existing core positions.

Portfolio Highlights

■	Telewest Communications, Inc. — Telewest is a UK cable TV, local telephony and high speed Internet provider. The company has been steadily improving its operating performance and we believe it has sufficient liquidity to meet its long-term cash needs in a relatively recession-resistant sector. In addition, we believe that Telewest is well sponsored (50% owned by AT&T spin-off Liberty Media and Microsoft Corp.). Its bonds have recently rallied from their September lows, as the company has delivered on its business plan.

■	Intertek — Intertek is a quality testing company that has been affected by litigation. The U.S. government has been suing the company’s previously owned subsidiary, and this litigation was escalated ahead of last year’s elections. Consequently, Intertek’s bond price declined sharply. The company recently settled for a relatively small consideration amid a climate where demand for testing is increasingly important in the global economy. We believe this should allow the equity sponsors to monetize their investment and the bonds have rallied significantly.

■	Kinetic Concepts — Kinetic Concepts rents value-added hospital beds and manufactures medical devices. We purchased its bonds as a new issue in 1997 on the expectation that Kinetic would thrive as a non-cyclical provider of products that save hospitals money. The next two years were difficult, due in part to healthcare legislation. However, its bond price has rallied, as analysis showed that the core business would rebound. This momentum, coinciding with investor appetite for the defensive healthcare sector, has positioning Kinetic for an expected near-term initial public offering.

Portfolio Outlook

As we write this, the high yield market has retraced its losses from the September 11 tragedy. We had been constructive on the market in October, expecting that risk premiums would fall back from their September extremes. However, despite this rally, we continue to believe that the market is attractive at current levels. In addition we believe that the effect of simulative fiscal and monetary policy should set the stage for a more benign environment for high yield in the medium term.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs High Yield Investment Management Team

November 15, 2001

4

GOLDMAN SACHS HIGH YIELD FUND

Performance Summary
October 31, 2001

The following graph shows the value as of October 31, 2001, of a $10,000 investment made on August 1, 1997 (commencement of operations) in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs High Yield Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman High Yield Bond Index, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

High Yield Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1997 to October 31, 2001.

Average Annual Total Return through October 31, 2001	Since Inception	One Year

Class A (commenced August 1, 1997)
Excluding sales charges	1.75%	-1.54%
Including sales charges	0.65%	-6.02%

Class B (commenced August 1, 1997)
Excluding contingent deferred sales charges	0.99%	-2.28%
Including contingent deferred sales charges	0.51%	-7.17%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	1.01%	-2.28%
Including contingent deferred sales charges	1.01%	-3.26%

Institutional Class (commenced August 1, 1997)	2.14%	-1.14%

Service Class (commenced August 1, 1997)	1.61%	-1.65%

5

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – 77.3%

Aerospace – 2.3%
Alliant Techsystems, Inc. (B/B2)
$1,500,000	8.50%	05/15/2011	$1,575,000
Argo-Tech Corp. (B-/B3)
8,500,000	8.63	10/01/2007	5,375,000
Burke Industries, Inc. (D/Caa1)Δ
2,000,000	10.00	08/15/2007	160,000
Communications Instruments, Inc. (B-/B3)
2,500,000	10.00	09/15/2004	2,225,000
Dunlop Standard Aerospace Holdings (B-/B3)
3,000,000	11.88	05/15/2009	2,955,000
Hexcel Corp. (B/Caa1)
3,500,000	9.75	01/15/2009	1,750,000
K&F Industries, Inc. (B-/B3)
7,000,000	9.25	10/15/2007	6,440,000
Sequa Corp. (BB/Ba2)
1,500,000	9.00	08/01/2009	1,342,500
Transdigm, Inc. (B-/B3)
1,000,000	10.38	12/01/2008	885,000
Worldwide Flight Services, Inc. (B/B3)†
750,000	12.25	08/15/2007	817,500

			23,525,000

Automotive Parts – 2.6%
Accuride Corp. (CCC+/Caa1)
$3,000,000	9.25%	02/01/2008	$1,470,000
American Axle & Manufacturing, Inc. (B+/B1)
10,000,000	9.75	03/01/2009	10,200,000
Anchor Lamina, Inc. (B-/B3)
1,500,000	9.88	02/01/2008	510,000
Collins & Aikman Products (B/B2)
1,000,000	11.50	04/15/2006	890,000
Federal-Mogul Corp. (D)Δ
2,375,000	7.50	01/15/2009	237,500
Hayes Lemmerz International, Inc. (CCC/C)Δ
4,500,000	9.13	07/15/2006	90,000
500,000	8.25	12/15/2008	10,000
Hayes Lemmerz International, Inc. (CCC/Ca)Δ
1,250,000	11.88 †	06/15/2006	493,750
Hayes Wheels International, Inc. (CCC/C)Δ
1,000,000	11.00	07/15/2006	20,000
JL French Automotive Castings (CCC+/B3)
1,500,000	11.50	06/01/2009	390,000
Lear Corp. (BB+/Ba1)
375,000	8.11	05/15/2009	379,814
Navistar International Corp. (BBB-/Ba1)
1,500,000	9.38	06/01/2006	1,485,000
Navistar International Corp. (BB+/Ba2)
3,250,000	8.00	02/01/2008	2,908,750
Oxford Automotive, Inc. (CCC+/Caa1)
3,500,000	10.13	06/15/2007	1,050,000
Prestolite Electric, Inc. (B-/B3)
2,074,000	9.63	02/01/2008	1,410,320
Stanadyne Automotive Corp. (B/Caa1)
3,250,000	10.25	12/15/2007	2,616,250
Venture Holdings Trust (B/B2)
4,000,000	9.50	07/01/2005	2,560,000

			26,721,384

Building Materials – 2.6%
Amatek Industries, Inc. (B/B3)
$6,250,000	12.00%	02/15/2008	$5,031,250
Atrium Cos., Inc. (B-/B3)
3,000,000	10.50	05/01/2009	2,460,000
Better Minerals & Aggregates (B–/B3)
2,750,000	13.00	09/15/2009	2,117,500
Integrated Electrical Services, Inc. (BB-/B2)
2,500,000	9.38	02/01/2009	2,100,000
Nortek, Inc. (B+/B1)
1,000,000	9.25	03/15/2007	970,000
3,000,000	9.13	09/01/2007	2,940,000
1,250,000	8.88	08/01/2008	1,200,000
Toll Corp. (BB+/Ba2)
1,000,000	8.25	02/01/2011	987,500
USG Corp. (BB-/Ba2)Δ
2,000,000	8.50	08/01/2005	1,440,000
Werner Holdings Co., Inc. (B-/B2)
7,750,000	10.00	11/15/2007	7,013,750

			26,260,000

Capital Goods – 2.5%
AGCO Corp. (BB/Ba3)
$1,500,000	9.50%	05/01/2008	$1,545,000
Briggs & Stratton Corp. (BBB-/Ba1)
1,000,000	8.88	03/15/2011	1,032,500
Flowserve Corp. (B/B3)
3,000,000	12.25	08/15/2010	3,195,000
International Wire Group, Inc. (B-/Caa1)
2,500,000	11.75	06/01/2005	2,250,000
Mark IV Industries, Inc. (B/B3)
2,842,000	7.50	09/01/2007	1,918,350
Packard BioScience Co. (B-/B3)
7,500,000	9.38	03/01/2007	7,725,000
Simonds Industries, Inc. (B-/B3)
750,000	10.25	07/01/2008	375,000
Thermadyne Holdings Corp. (D)Δ
4,000,000	12.50	06/01/2008	40,000
Thermadyne Manufacturing LLC (D/Ca)Δ
4,000,000	9.88	06/01/2008	1,435,000
Trench Electric S.A. (CCC+/B3)
3,500,000	10.25	12/15/2007	2,450,000
Wabtec Corp. (BB/Ba3)
3,500,000	9.38	06/15/2005	3,517,500

			25,483,350

6      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Chemicals – 5.2%
Avecia Group PLC (B/B2)†
$13,250,000	11.00%	07/01/2009	$12,587,500
Brunner Mond PLC (CC/Caa3)Δ
1,000,000	11.00	07/15/2008	180,000
Equistar Chemicals LP (BBB-/Ba2)
2,000,000	7.55	02/15/2026	1,426,420
General Chemicals Industries (B/B3)
1,500,000	10.63	05/01/2009	855,000
Georgia Gulf Corp. (BB-/B1)
3,000,000	10.38	11/01/2007	3,063,750
Huntsman ICI Holdings LLC (B/B2)
2,750,000	10.13	07/01/2009	2,241,250
Huntsman ICI Holdings LLC (B+/B3)@
22,077,000	12.27	12/31/2009	4,415,400
ISP Chemco, Inc. (BB-/B2)†
3,500,000	10.25	07/01/2011	3,500,000
Lyondell Chemical Co. (BB/Ba3)
5,375,000	9.88	05/01/2007	5,160,000
Lyondell Chemical Co. (B+/B2)
1,500,000	10.88	05/01/2009	1,267,500
MacDermid, Inc. (BB-/Ba3)
1,000,000	9.13	07/15/2011	985,000
Millennium America, Inc. (BBB-/Ba1)
3,000,000	9.25	06/15/2008	2,805,000
Noveon, Inc. (B/B3)
7,000,000	11.00	02/28/2011	6,895,000
Polymer Group, Inc. (B-/Ca)
2,250,000	9.00	07/01/2007	855,000
3,750,000	8.75	03/01/2008	1,425,000
Sovereign Specialty Chemicals, Inc. (B-/B3)
5,500,000	11.88	03/15/2010	4,565,000

			52,226,820

Conglomerates – 0.5%
Actuant Corp. (B/B3)
$1,500,000	13.00%	05/01/2009	$1,575,000
Eagle-Picher Industries, Inc. (B-/Caa1)
6,500,000	9.38	03/01/2008	3,152,500

			4,727,500

Consumer Cyclicals – 5.7%
APCOA, Inc. (CCC+/Caa2)
$3,000,000	9.25%	03/15/2008	$1,500,000
Avis Group Holdings, Inc. (BBB-/Baa3)
4,707,000	11.00	05/01/2009	4,989,420
Fisher Scientific International, Inc. (B-/B3)
14,125,000	9.00	02/01/2008	14,279,375
Intertek Finance PLC (B-/B2)
7,000,000	10.25	11/01/2006	6,790,000
MSX International, Inc. (B/B3)
1,000,000	11.38	01/15/2008	800,000
National Equipment Services, Inc. (B/Caa1)
1,250,000	10.00	11/30/2004	812,500
Service Corp. International (BB-/B1)
1,500,000	6.00	12/15/2005	1,368,750
1,750,000	7.20	06/01/2006	1,649,375
500,000	6.88	10/01/2007	452,500
1,000,000	7.70	04/15/2009	937,500
Stewart Enterprises, Inc. (B+/B2)
1,000,000	10.75	07/01/2008	1,085,000
United Rentals, Inc. (BB-/B2)
4,750,000	9.50	06/01/2008	4,560,000
3,250,000	8.80	08/15/2008	2,973,750
2,000,000	9.25	01/15/2009	1,860,000
Volume Services America, Inc. (B-/B3)
3,000,000	11.25	03/01/2009	2,880,000
Wesco Distribution, Inc. (B/B3)
8,250,000	9.13	06/01/2008	6,930,000
Williams Scotsman, Inc. (B-/B3)
3,750,000	9.88	06/01/2007	3,543,750

			57,411,920

Consumer Products – 2.7%
Armkel LLC (B-/B2)†
$4,250,000	9.50%	08/15/2009	$4,441,250
Blount, Inc. (CCC+/Caa2)
4,000,000	13.00	08/01/2009	2,120,000
Cabot Safety Corp. (B/B3)
5,500,000	12.50	07/15/2005	5,390,000
Corning Consumer Products Co. (CC/Ca)
3,250,000	9.63	05/01/2008	520,000
Jostens, Inc. (B/B3)
4,500,000	12.75	05/01/2010	4,770,000
Polaroid Corp. (D/Ca)Δ
2,000,000	11.50	02/15/2006	150,000
Sealy Mattress Co. (B-/B2)
1,500,000	0.00/10.88 §	12/15/2007	1,207,500
2,500,000	9.88	12/15/2007	2,312,500
Sola International, Inc. (BB/Ba3)
1,250,000	6.88	03/15/2008	1,050,000
3,000,000	11.00	03/15/2008	2,833,266
The Scotts Co. (B+/B2)
1,000,000	8.63	01/15/2009	1,010,000
United Industries Corp. (CCC+/B3)
1,750,000	9.88	04/01/2009	1,437,188

			27,241,704

Defense – 0.5%
Condor Systems, Inc. (CCC/Ca)Δ
$2,000,000	11.88%	05/01/2009	$680,000
Newport News Shipbuilding, Inc. (B+/Ba3)
4,000,000	9.25	12/01/2006	4,210,000

			4,890,000

Diversified Operations – 0.3%
Invensys PLC (BBB/Baa2)
$4,500,000	5.50%	04/01/2005	$3,116,593

The accompanying notes are an integral part of these financial statements.       7

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Energy – 1.7%
AmeriGas Partners LP (BB+/Ba3)†
$1,250,000	8.88%	05/20/2011	$1,287,500
Benton Oil & Gas Co. (B/B3)
2,250,000	9.38	11/01/2007	1,350,000
Cross Timbers Oil Co. (B+/B1)
2,750,000	8.75	11/01/2009	2,873,750
El Paso Energy Partners (BB-/B1)
2,500,000	8.50	06/01/2011	2,600,000
P&L Coal Holdings Corp. (B/B2)
3,426,000	9.63	05/15/2008	3,665,820
R&B Falcon Corp. (A-/Baa3)
500,000	9.50	12/15/2008	577,500
Vintage Petroleum, Inc. (BB-/Ba3)
2,000,000	9.75	06/30/2009	2,135,000
2,500,000	7.88	05/15/2011	2,525,000

			17,014,570

Entertainment – 0.8%
Premier Parks, Inc. (B/B3)
$3,250,000	9.25%	04/01/2006	$3,233,750
Six Flags, Inc. (B/B3)
4,250,000	9.50	02/01/2009	4,234,062
V2 Finance S.A.†
963,000	6.50	06/30/2012	221,490

			7,689,302

Environmental – 2.3%
Allied Waste North America, Inc. (BB-/Ba3)
$4,125,000	8.88%	04/01/2008	$4,228,125
1,000,000	7.88	01/01/2009	995,000
Allied Waste North America, Inc. (B+/B2)
15,875,000	10.00	08/01/2009	16,113,125
The IT Group, Inc. (B+/B3)
2,000,000	11.25	04/01/2009	1,660,000

			22,996,250

Finance – 0.2%
Xerox Credit Corp. (BB/Ba1)
$2,125,000	6.10%	12/16/2003	$1,731,887

Food – 2.9%
Aurora Foods, Inc. (CCC+/Caa1)
$5,750,000	9.88%	02/15/2007	$5,203,750
2,625,000	8.75	07/01/2008	2,257,500
Domino’s, Inc. (B-/B3)
5,000,000	10.38	01/15/2009	5,262,500
Eagle Family Foods (CCC+/B3)
5,000,000	8.75	01/15/2008	3,237,500
New World Pasta Co. (CCC+/Caa1)
2,500,000	9.25	02/15/2009	2,125,000
Pilgrim’s Pride Corp. (BB-/Ba3)
1,000,000	9.63	09/15/2011	1,046,250
Premier International Foods PLC (B-/B3)
6,500,000	12.00	09/01/2009	6,695,000
The Great Atlantic & Pacific Tea Co., Inc. (BB/B2)
1,250,000	7.70	01/15/2004	1,218,750
2,500,000	7.75	04/15/2007	2,375,542

			29,421,792

Gaming – 1.2%
Ameristar Casinos, Inc. (B-/B3)
$4,000,000	10.75%	02/15/2009	$4,180,000
Autotote Corp. (B-/B3)
3,000,000	12.50	08/15/2010	3,150,000
Mandalay Resort Group (BB+/Ba2)
250,000	6.45	02/01/2006	233,750
Mandalay Resort Group (BB-/Ba3)
2,000,000	10.25	08/01/2007	1,895,000
MGM Mirage, Inc. (BB+/Ba2)
3,250,000	8.38	02/01/2011	3,006,250

			12,465,000

Health Care – 3.0%
ALARIS Medical, Inc. (B-/Caa1)
$500,000	9.75%	12/01/2006	$460,000
ALARIS Medical, Inc. (B-/Caa2)§
3,000,000	0.00/11.13	08/01/2008	1,710,000
Alliance Imaging, Inc. (B-/B3)
1,000,000	10.38	04/15/2011	1,065,000
DJ Orthopedics LLC (B-/B3)
3,000,000	12.63	06/15/2009	3,120,000
Fresenius Medical Capital Trust I (B+/Ba3)
2,750,000	9.00	12/01/2006	2,832,500
Genesis Health Ventures, Inc.Δ
500,000	9.25	10/01/2006	64,740
1,000,000	9.88	01/15/2009	76,400
Hudson Respiratory Care, Inc. (B-/B3)
3,500,000	9.13	04/15/2008	1,575,000
Iasis Healthcare Corp. (B-/B3)
2,750,000	13.00	10/15/2009	2,949,375
Kinetic Concepts, Inc. (CCC+/B3)
5,750,000	9.63	11/01/2007	5,692,500
Magellan Health Services, Inc. (B+/B2)†
2,000,000	9.38	11/15/2007	2,100,000
Triad Hospitals Holdings, Inc. (B-/B2)
5,500,000	11.00	05/15/2009	6,160,000
Vanguard Health Systems, Inc. (B-/B3)†
2,250,000	9.75	08/01/2011	2,362,500

			30,168,015

Insurance Companies – 1.0%
Conseco, Inc. (BB-/B1)
$110,000	8.50%	10/15/2002	$79,750
1,500,000	10.75	06/15/2008	750,000
Willis Corroon Corp. (B+/Ba3)
8,650,000	9.00	02/01/2009	8,952,750

			9,782,500

8      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Media-Cable – 7.6%
Adelphia Communications Corp. (B+/B2)
$250,000	7.88%		05/01/2009	$212,500
3,250,000	9.38		11/15/2009	2,941,250
1,000,000	10.88		10/01/2010	960,000
Avalon Cable Holding Finance (B+/B2)§
3,000,000	0.00/11.88		12/01/2008	2,340,000
Callahan Nordrhein-Westfalen (B-/B3)
3,500,000	14.00		07/15/2010	2,310,000
Charter Communications Holdings LLC (B+/B2)
3,000,000	8.63		04/01/2009	2,085,000
9,000,000	10.75		10/01/2009	9,427,500
1,000,000	9.63		11/15/2009	1,007,500
18,625,000	0.00/9.92	§	04/01/2011	13,130,625
Comcast UK Cable Partners Ltd. (B-/B3)
364,000	11.20		11/15/2007	280,280
Diamond Cable Communications PLC (B-/B3)
500,000	11.75		12/15/2005	242,500
Echostar DBS Corp. (B+/B1)
5,000,000	9.38		02/01/2009	5,087,500
FrontierVision Holdings LP (B+/B2)
8,000,000	11.88		09/15/2007	8,080,000
FrontierVision Operating Partners LP (B/B2)
500,000	11.00		10/15/2006	512,500
Mediacom LLC (B+/B2)
2,000,000	8.50		04/15/2008	1,990,000
2,000,000	9.50		01/15/2013	2,040,000
NTL Communications Corp. (B-/B3)
3,000,000	11.88		10/01/2010	1,740,000
Ono Finance PLC (CCC+/Caa1)
9,250,000	13.00		05/01/2009	6,123,074
Renaissance Media Group LLC (B-/B2)§
3,000,000	0.00/10.00		04/15/2008	2,400,000
Telewest Communications PLC (B-/B2)
5,000,000	6.00		07/07/2005	3,450,000
5,625,000	11.00		10/01/2007	4,359,375
5,000,000	11.25		11/01/2008	3,950,000
2,250,000	0.00/9.78	§	04/15/2009	967,500
2,250,000	0.00/11.38	§	02/01/2010	945,000
1,000,000	9.88		02/01/2010	755,000

				77,337,104

Media-Non Cable – 4.8%
American Tower Corp. (B/B3)
$5,500,000	9.38%		02/01/2009	$4,468,750
Clear Channel Communications, Inc. (BB+/Ba3)
5,250,000	8.13		12/15/2007	5,486,250
Clear Channel Communications, Inc. (BBB-/Ba1)
3,500,000	8.00		11/01/2008	3,696,875
Crown Castle International Corp. (B/B3)
15,500,000	0.00/10.63	§	11/15/2007	12,710,000
4,125,000	0.00/10.38	§	05/15/2011	2,433,750
5,500,000	0.00/11.25	§	08/01/2011	3,217,500
2,875,000	10.75		08/01/2011	2,716,875
Emmis Escrow Corp. (B-/B3)§
2,500,000	0.00/12.50		03/15/2011	1,400,000
Lin Holdings Corp. (B-/B3)§
9,500,000	0.00/10.00		03/01/2008	6,365,000
PX Escrow Corp. (B-/Caa1)§
1,000,000	0.00/9.63		02/01/2006	370,000
Spectrasite Holdings, Inc. (B-/B3)§
5,500,000	0.00/11.25		04/15/2009	1,595,000
1,500,000	0.00/12.88		03/15/2010	382,500
Young Broadcasting, Inc. (B/B2)
5,000,000	8.75		06/15/2007	4,200,000

				49,042,500

Metals – 0.5%
Earle M. Jorgensen Co. (B-/B3)
$3,500,000	9.50%		04/01/2005	$3,167,500
Haynes International, Inc. (CCC+/Caa1)
1,500,000	11.63		09/01/2004	705,000
Republic Technologies International (D)Δ
2,000,000	13.75		07/15/2009	140,000
WHX Corp. (CCC+/Caa3)
2,500,000	10.50		04/15/2005	1,050,000

				5,062,500

Oil Services – 0.1%
Grant Prideco, Inc. (BB/Ba3)
$1,500,000	9.63%		12/01/2007	$1,447,500

Packaging – 3.5%
AEP Industries, Inc. (B/B3)
$1,500,000	9.88%		11/15/2007	$1,417,500
Graham Packaging Co. (CCC+/Caa1)
7,500,000	8.75		01/15/2008	5,662,500
Graham Packaging Co. (CCC+/Caa2)§
7,750,000	0.00/10.75		01/15/2009	3,875,000
Owens-Illinois, Inc. (B+/B3)
4,500,000	7.15		05/15/2005	3,735,000
Plastipak Holdings, Inc. (B+/B3)†
2,875,000	10.75		09/01/2011	3,007,969
Pliant Corp. (B-/Caa1)
7,000,000	13.00		06/01/2010	6,090,000
Printpack, Inc. (B/B3)
3,000,000	10.63		08/15/2006	3,015,000
Printpack, Inc. (B+/B2)
3,000,000	9.88		08/15/2004	3,045,000
Stone Container Corp. (B/B2)
1,500,000	9.25		02/01/2008	1,575,000
3,500,000	9.75		02/01/2011	3,683,750

				35,106,719

Paper – 3.8%
Ainsworth Lumber Co. Ltd. (CCC+/Caa1)
$4,500,000	12.50%		07/15/2007	$3,735,000
Caraustar Industries, Inc. (BB+/Baa3)
2,750,000	7.38		06/01/2009	2,661,340
Packaging Corp. of America (BB-/Ba2)
8,375,000	9.63		04/01/2009	9,045,000

The accompanying notes are an integral part of these financial statements.       9

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Paper – (continued)
Riverwood International Corp. (B-/B3)
$6,000,000	10.25%	04/01/2006	$6,180,000
1,125,000	10.63	08/01/2007	1,181,250
Riverwood International Corp. (CCC+/Caa1)
16,000,000	10.88	04/01/2008	15,560,000

			38,362,590

Publishing – 1.7%
Advanstar Communications, Inc. (B-/B3)
$3,000,000	12.00%	02/15/2011	$1,833,750
Advanstar, Inc.†§
2,875,000	0.00/15.00	10/15/2011	578,594
American Lawyer Media, Inc. (CCC+/B3)
4,000,000	9.75	12/15/2007	2,920,000
Day International Group, Inc. (B-/B3)
3,250,000	9.50	03/15/2008	2,470,000
Merrill Corp. (D/Caa2)Δ
1,500,000	12.00	05/01/2009	405,000
Transwestern Publishing Co. (B-/B2)†
3,750,000	9.63	11/15/2007	3,770,937
WRC Media Corp. (B-/B3)
2,250,000	12.75	11/15/2009	2,193,750
Yell Finance B.V. (B/B2)
4,875,000	13.50	08/01/2011	2,681,250
Ziff Davis Media, Inc. (CC/B3)
1,000,000	12.00	07/15/2010	290,000

			17,143,281

Real Estate – 0.5%
Blum CB Corp. (B/B2)†
$3,500,000	11.25%	06/15/2011	$2,975,000
Corrections Corp. of America (CCC+/Caa1)
2,000,000	12.00	06/01/2006	1,870,000

			4,845,000

Retailers – 1.2%
Advance Holdings Corp. (B-/Caa1)§
$4,500,000	0.00/12.88%	04/15/2009	$3,510,000
Advance Stores Co., Inc. (B-/B3)†
2,000,000	10.25	04/15/2008	1,930,000
Duane Reade, Inc. (B/B2)
1,750,000	9.25	02/15/2008	1,697,500
HMV Media Group PLC (B-/Caa1)
1,000,000	10.25	05/15/2008	715,000
500,000	10.88	05/15/2008	555,658
Mattress Discounters Corp. (CC/Caa3)
750,000	12.63	07/15/2007	172,500
Rite Aid Corp. (B-/Caa2)
1,750,000	7.13	01/15/2007	1,443,750
1,000,000	6.13 †	12/15/2008	735,000
2,750,000	6.88	08/15/2013	1,925,000

			12,684,408

Technology – 2.3%
Amkor Technology, Inc. (B+/B1)
$2,000,000	9.25%	02/15/2008	$1,700,000
Amkor Technology, Inc. (B-/B3)
2,500,000	5.00	03/15/2007	1,428,125
Chippac International Co., Ltd. (B-/B3)
2,000,000	12.75	08/01/2009	1,500,000
Comdisco, Inc. (D/Caa1)Δ
625,000	7.25	09/20/2049	506,250
DDi Corp. (B-/B3)
375,000	5.25	03/01/2008	236,719
Details, Inc. (B-/B3)§
2,000,000	0.00/12.50	11/15/2007	1,850,000
Fairchild Semiconductor Corp. (B/B2)
1,000,000	10.13	03/15/2007	1,000,000
1,500,000	10.38	10/01/2007	1,515,000
2,750,000	10.50	02/01/2009	2,805,000
Flextronics International Ltd. (BB-/Ba3)
2,500,000	9.88	07/01/2010	2,600,000
Intira Corp. (D)§
2,000,000	0.00/13.00	02/01/2010	60,000
NorthPoint Communications Group, Inc. (D/Ca)Δ
2,000,000	12.88	02/15/2010	380,000
SCG Holding & Semiconductor Corp. (B-/B3)
5,530,000	12.00	08/01/2009	1,935,500
Seagate Technology International (B+/Ba3)†
3,000,000	12.50	11/15/2007	3,195,000
Viasystems Group, Inc. (B-/B3)
9,500,000	9.75	06/01/2007	2,375,000

			23,086,594

Telecommunications – 4.7%
360networks, Inc. (D)Δ
$806,000	12.50%	12/15/2005	$8,060
Alaska Communications Holdings, Inc. (B+/B3)
2,250,000	9.38	05/15/2009	2,025,000
Allegiance Telecom, Inc. (B/B3)
5,000,000	0.00/11.75 §	02/15/2008	2,025,000
1,000,000	12.88	05/15/2008	675,000
Birch Telecom, Inc.
1,000,000	14.00	06/15/2008	200,000
Carrier1 International S.A. (CCC/Caa2)†
2,250,000	13.25	02/15/2009	292,500
Colt Telecom Group PLC (B+/B1)§
6,650,000	0.00/12.00	12/15/2006	5,519,500
Completel Europe N.V. (CCC+/Caa3)§
2,250,000	0.00/14.00	02/15/2009	180,000
Energis PLC (B+/B1)†
4,250,000	9.75	06/15/2009	3,187,500
Exodus Communications, Inc. (D/Ca)Δ
1,500,000	11.25	07/01/2008	326,250
625,000	10.75	12/15/2009	137,500
2,000,000	11.63	07/15/2010	440,000
Global Crossing Holdings Ltd. (BB-/Ba2)
1,563,000	9.13	11/15/2006	257,895
2,625,000	9.63	05/15/2008	433,125
1,500,000	9.50	11/15/2009	247,500

10     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

Telecommunications – (continued)
Globix Corp. (CCC)
$2,250,000	12.50%		02/01/2010	$450,000
GST Network Funding, Inc.§Δ
2,000,000	0.00/10.50		05/01/2008	860,000
ICG Holdings, Inc. (D/Ca)§Δ
3,000,000	0.00/11.63		03/15/2007	180,000
Insight Midwest LP (B+/B1)
2,500,000	10.50		11/01/2010	2,662,500
Intermedia Communications, Inc. (BBB+/Baa2)
1,000,000	9.50		03/01/2009	1,050,000
Intermedia Communications, Inc. (BBB/Baa3)§
1,000,000	0.00/12.25		03/01/2009	860,000
Jazztel PLC (CCC+/Caa1)
750,000	14.00		04/01/2009	281,250
Koninklijke (Royal) KPN NV (BBB-/Baa3)
3,250,000	4.75		11/05/2008	2,085,920
1,000,000	8.00		10/01/2010	830,000
1,000,000	8.38		10/01/2030	770,000
McLeodUSA, Inc. (CCC+/B3)Δ
4,000,000	0.00/10.50	§	03/01/2007	800,000
1,750,000	12.00		07/15/2008	455,000
3,000,000	9.50		11/01/2008	705,000
3,500,000	11.38		01/01/2009	945,000
250,000	8.13		02/15/2009	57,500
2,750,000	11.50		05/01/2009	715,000
Metromedia Fiber Network, Inc. (CCC-/Caa3)
3,000,000	10.00		11/15/2008	675,000
2,000,000	10.00		12/15/2009	450,000
Metronet Communications Corp. (BBB/Baa3)
750,000	10.63		11/01/2008	461,250
Orange PLC (BBB+/Baa1)
1,500,000	8.75		06/01/2006	1,620,000
3,500,000	9.00		06/01/2009	3,762,500
Pathnet, Inc. (D)Δ
1,500,000	12.25		04/15/2008	30,000
Price Communications Wireless, Inc. (B+/Ba2)
2,125,000	9.13		12/15/2006	2,231,250
PSINet, Inc. (D)Δ
3,750,000	10.00		02/15/2005	300,000
1,000,000	11.50		11/01/2008	80,000
1,000,000	11.00		08/01/2009	80,000
RSL Communications PLC (D/Ca)Δ
1,000,000	12.25		11/15/2006	35,000
2,000,000	0.00/10.13	§	03/01/2008	60,000
625,000	9.13		03/01/2008	18,750
2,000,000	10.50		11/15/2008	70,000
Sonera Oyj (BBB/Baa2)
1,500,000	5.63		03/14/2005	1,268,224
Tele1 Europe B.V. (B-/Caa1)
1,000,000	13.00		05/15/2009	270,000
TeleCorp PCS, Inc. (B3)
2,000,000	10.63		07/15/2010	2,320,000
United Pan-Europe Communications N.V. (CCC/Caa3)
1,000,000	0.00/13.75	§	02/01/2010	80,000
2,000,000	11.25		02/01/2010	310,000
Viatel, Inc. (D)Δ
2,000,000	13.50		07/15/2007	40,000
Viatel, Inc. (D/Ca)Δ
2,343,000	11.50		03/15/2009	11,715
WAM!Net, Inc. (CCC)§
1,250,000	0.00/13.25		03/01/2005	12,500
Williams Communications Group, Inc. (B+/B2)
1,875,000	10.70		10/01/2007	787,500
1,000,000	11.70		08/01/2008	430,000
1,125,000	10.88		10/01/2009	472,500
1,000,000	11.88		08/01/2010	430,000
Winstar Communications, Inc. (D/Ca)Δ
1,000,000	12.75		04/15/2010	8,750
World Access, Inc. (D)Δ
1,334,000	13.25		01/15/2008	13,340
XO Communications, Inc. (CCC/Caa1)Δ
2,000,000	9.63		10/01/2007	340,000
250,000	9.00		03/15/2008	42,500
1,250,000	10.75		11/15/2008	256,250
3,500,000	10.75		06/01/2009	700,000

				47,329,029

Telecommunications-Cellular – 8.5%
AirGate PCS, Inc. (CCC/Caa1)§
$4,000,000	0.00/13.50%		10/01/2009	$2,880,000
Alamosa Delaware, Inc. (CCC/Caa1)
2,500,000	12.50		02/01/2011	2,475,000
Alamosa PCS Holdings, Inc. (CCC/Caa1)§
3,500,000	0.00/12.75		02/15/2010	1,986,250
American Cellular Corp. (B/B2)
2,500,000	9.50		10/15/2009	2,512,500
Centennial Cellular Corp. (B-/B3)
4,750,000	10.75		12/15/2008	4,108,750
Dobson Communications Corp. (B/B3)†
3,000,000	10.88		07/01/2010	3,217,500
Esat Telecom Group PLC (A-/Baa1)
4,000,000	11.88		12/01/2008	4,783,164
Horizon PCS, Inc. (CCC/Caa1)§
1,250,000	0.00/14.00		10/01/2010	618,750
iPCS, Inc. (CCC/Caa1)§
2,250,000	0.00/14.00		07/15/2010	1,350,000
IWO Holdings, Inc. (CCC/Caa1)
3,000,000	14.00		01/15/2011	2,835,000
Leap Wireless International, Inc. (CCC/Caa2)
1,000,000	0.00/14.50	§	04/15/2010	325,000
Millicom International Cellular S.A. (B-/Caa1)§
5,000,000	0.00/13.50		06/01/2006	3,050,000
Nextel Communications, Inc. (B/B1)
11,250,000	0.00/10.65	§	09/15/2007	7,481,250
3,750,000	0.00/9.75	§	10/31/2007	2,325,000
18,250,000	0.00/9.95	§	02/15/2008	10,767,500
6,000,000	9.38		11/15/2009	4,200,000
1,000,000	5.25		01/15/2010	518,750
5,250,000	9.50		02/01/2011	3,609,375

The accompanying notes are an integral part of these financial statements.      11

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Telecommunications-Cellular – (continued)
Nextel Partners, Inc. (CCC+/B3)
$650,000	0.00/14.00%§	02/01/2009	$364,000
5,500,000	11.00	03/15/2010	4,097,500
Partner Communications Co. Ltd. (B-/B3)
4,750,000	13.00	08/15/2010	4,227,500
PTC International Finance B.V. (B+/B2)§
870,000	0.00/10.75	07/01/2007	722,100
PTC International Finance II S.A. (B+/B2)
2,500,000	11.25	12/01/2009	2,400,000
SBA Communications Corp. (B-/B3)
5,250,000	10.25	02/01/2009	4,200,000
Triton PCS, Inc. (B-/B2)
8,000,000	0.00/11.00 §	05/01/2008	7,240,000
2,000,000	9.38	02/01/2011	2,100,000
US Unwired, Inc. (CCC+/Caa1)§
2,500,000	0.00/13.38	11/01/2009	1,575,000

			85,969,889

Textiles – 0.0%
Galey & Lord, Inc. (CCC+/Ca)
$2,000,000	9.13%	03/01/2008	$340,000

Transportation – 0.1%
Stena AB (BB-/Ba3)
$1,800,000	8.75%	06/15/2007	$1,602,000

TOTAL CORPORATE BONDS
(Cost $983,020,160)			$782,232,701

Emerging Market Debt – 1.8%

APP China Group Ltd. (D/Ca)Δ
$670,000	14.00%	03/15/2010	$56,950
Cellco Finance N.V. (B-/B2)
3,000,000	12.75	08/01/2005	1,980,000
Federal Republic of Brazil (BB-/B1)
1,723,974	8.00	04/15/2014	1,164,760
1,040,000	12.25	03/06/2030	769,600
1,500,000	11.00	08/17/2040	984,750
Grupo Industrial Durango S.A. (BB-/B2)
2,400,000	12.63	08/01/2003	2,376,000
Grupo Iusacell S.A. de C.V. (B+/B1)
2,000,000	14.25	12/01/2006	2,040,000
Indah Kiat Finance Mauritius (D)Δ
1,240,000	10.00	07/01/2007	201,500
National Republic of Bulgaria (B+/B2)#
2,890,800	6.31	07/28/2011	2,271,088
Republic of Peru (BB-/Ba3)#
2,000,000	4.00	03/07/2017	1,297,500
Russian Federation (B/B2)
5,330,000	12.75	06/24/2028	5,341,204

TOTAL EMERGING MARKET DEBT
(Cost $20,923,261)			$18,483,352

Foreign Debt Obligations € – 12.4%

Euro Currency – 6.2%
Alfa Laval AB (B+/B2)
EUR4,250,000	12.13%	11/15/2010	$4,243,154
BSN Financing Co. S.A. (B/B2)
2,000,000	10.25	08/01/2009	1,385,152
Completel Europe N.V. (CCC+/Caa1)
1,000,000	14.00	04/15/2010	323,802
Crown Cork & Seal Finance S.A. (B/Caa3)
2,000,000	6.00	12/06/2004	629,615
Dynea International Oy (B-/B3)
1,646,000	12.25	08/15/2010	1,058,553
Esat Telecom Group PLC (A-/Baa1)
2,000,000	11.88	11/01/2009	2,140,690
Exodus Communications, Inc. (D/Ca)Δ
2,500,000	10.75	12/15/2009	427,239
FLAG Telecom Holdings Ltd. (B/B2)
2,000,000	11.63	03/30/2010	611,626
Flowserve Finance B.V. (B/B3)
1,500,000	12.25	08/15/2010	1,484,092
Grohe Holding GMBH (B/B2)
10,000,000	11.50	11/15/2010	9,579,138
Huntsman ICI Chemicals (B/B2)
3,500,000	10.13	07/01/2009	2,361,055
Ineos Acrylics PLC (B+/B3)
6,000,000	10.25	05/15/2010	3,831,655
Ineos Group Holdings PLC†
5,000,000	10.50	08/01/2010	4,272,386
Jazztel PLC (CCC+/Caa1)
2,000,000	14.00	04/01/2009	674,587
Kappa Beheer (B/B2)§
12,250,000	0.00/12.50	07/15/2009	9,865,838
NTL Communications Corp. (B-/B3)
3,800,000	0.00/11.50 §	11/15/2009	1,025,372
9,750,000	9.88	11/15/2009	4,560,210
Ono Finance PLC (CCC+/ Caa1)†
2,500,000	14.00	07/15/2010	1,574,037
PTC International Finance II S.A. (B+/B2)
2,570,000	11.25	12/01/2009	2,253,796
Slovak Wireless Finance Co. (B+/B1)
1,860,000	11.25	03/30/2007	1,764,990
Song Networks N.V. (B-/Caa1)
1,000,000	13.00	05/15/2009	251,846
1,000,000	11.88	12/01/2009	215,868
United Biscuits Finance (B/B2)
3,000,000	10.63	04/15/2011	2,927,708
United Pan-Europe Communications N.V. (CCC/Caa3)
1,500,000	11.25	02/01/2010	182,139
Vantico Group S.A. (B-/B3)
9,000,000	12.00	08/01/2010	5,342,731

			62,987,279

German Mark – 1.3%
Colt Telecom Group PLC (B+/B1)
DEM5,000,000	8.88%	11/30/2007	$1,632,579
Exide Holding Europe S.A. (CCC/Caa2)
1,500,000	9.13	04/15/2004	172,455
Impress Metal Pack Holdings (CCC+/B3)
10,000,000	9.88	05/29/2007	3,081,205

12     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Foreign Debt Obligations € – (continued)

German Mark – (continued)
Sirona Dental Systems (B-/B2)†
17,000,000	9.13%	07/15/2008	$8,130,701
Texon International PLC (CCC-/Caa1)
2,250,000	10.00	02/01/2008	362,156

			13,379,096

Great Britain Pound – 4.9%
Coral Group Holdings PLC (CCC)†
GBP2,683,856	13.50%	09/30/2009	$3,508,956
Focus Retail Group PLC (B/B3)†
2,500,000	11.00	11/01/2010	3,413,847
Gala Group Holdings PLC (B-/B3)
5,500,000	12.00	06/01/2010	8,788,840
Orange PLC (BBB+/Baa1)
2,750,000	8.88	06/01/2009	4,154,724
Polestar Corp. PLC (B/B3)
1,500,000	10.50	05/30/2008	326,858
Telewest Communications PLC (B+/B1)§
15,000,000	0.00/9.88	04/15/2009	9,587,825
United Biscuits Finance (B/B2)†
3,500,000	10.75	04/15/2011	5,516,631
William Hill Finance PLC (B/B3)
3,250,000	10.63	04/30/2008	5,169,799
Yell Finance B.V. (B/B2)
5,750,000	10.75	08/01/2011	8,561,855

			49,029,335

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $162,774,444)			$125,395,710

Shares		Value
Common Stocks* – 0.1%

84,126	Aurora Foods, Inc.	$365,948
24,334	Axiohm Transaction Solutions, Inc.	0
59,200	Colt Telecom Group PLC	101,050
62,500	Completel Europe N.V.	86,250
33,206	Intira Corp.	0
27,141	Jazztel PLC	103,507
9,132	McLeodUSA, Inc.	6,849
33,342	Pathmark Stores, Inc.	786,205
2,881	RSL Communications Ltd.	46
18,792	Song Networks Holding AB ADR	9,020
7,069	World Access, Inc.	35
3,044	WRC Media Corp.	30,440

TOTAL COMMON STOCKS*
(Cost $4,293,487)		$1,489,350

	Interest	Maturity
Shares	Rate	Date	Value
Preferred Stocks – 2.8%

Avecia Group PLC (B-/B3)‡
54,419	16.00%	07/01/2010	$1,414,894
Crown Castle International Corp. (CCC+/Caa)‡
6,261	12.75	12/15/2010	4,633,140
CSC Holdings, Inc. (B+/B1)
63,359	11.75	10/01/2007	6,652,695
82,194	11.13	04/01/2008	8,548,176
Eagle-Picher Holdings, Inc. (CCC+/Ca)§
200	11.75	03/01/2008	300,000
Global Crossing Holdings Ltd. (B+/B1)‡
12,500	10.50	12/01/2008	75,000
Intermedia Communications, Inc. (BBB-/Ba1)
1,691	13.50	03/31/2009	1,826,280
Nextel Communications, Inc. (CCC+/B3)‡
1,924	13.00	07/15/2009	846,560
4,372	11.13	02/15/2010	1,702,800
River Holding Corp. (CCC)‡
5,558	11.50	04/15/2010	111,160
Rural Cellular Corp. (CCC+/Caa2)‡
2,541	12.25	05/15/2011	1,975,502
Sinclair Broadcast Group, Inc. (B-/B2)
7,000	11.63	03/15/2009	630,000

TOTAL PREFERRED STOCKS
(Cost $32,684,740)			$28,716,207

	Expiration
Units	Date	Value
Warrants* – 0.1%

Advanstar Holdings Corp.
2,875	10/15/2011	$0
ASAT Finance LLC
2,000	01/01/2002	100,000
Asia Pulp & Paper Ltd.
670	05/15/2005	0
Avecia Group PLC
80,000	07/01/2010	90,000
Birch Telecom, Inc.
1,000	06/15/2008	10
Cellnet Data Systems, Inc.
3,000	09/15/2007	0
Coral Group Holdings PLC
2,000	09/30/2009	116,216
Enitel ASA
2,500	04/15/2010	0
Horizon PCS, Inc.
2,500	10/01/2010	100,000
Intira Corp.
194,638	09/29/2010	0
IWO Holdings, Inc.
3,000	01/15/2011	210,000
Jostens, Inc.
3,500	05/01/2010	70,437
Knology, Inc.
1,750	10/15/2007	18
Leap Wireless International, Inc.
1,500	04/15/2010	0

The accompanying notes are an integral part of these financial statements.      13

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Investments (continued)
October 31, 2001

	Expiration
Units	Date	Value
Warrants – (continued)

Mattress Discounters Holding Corp.
750	07/15/2007	$0
Merrill Corp.
1,500	05/01/2009	0
Ono Finance PLC
6,250	05/01/2009	114,945
Pathnet, Inc.
1,500	04/15/2008	15
Pliant Corp.
7,000	06/01/2010	14,000
Republic Technologies International LLC
2,000	07/15/2009	20
V2 Music Holdings PLC
1,750	04/15/2008	0
WAM!Net, Inc.
3,750	03/01/2005	37

TOTAL WARRANTS*
(Cost $871,997)		$815,698

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.2%

Joint Repurchase Agreement Account^
$31,900,000	2.63%	11/01/2001	$31,900,000

TOTAL REPURCHASE AGREEMENT
(Cost $31,900,000)			$31,900,000

TOTAL INVESTMENTS
(Cost $1,236,468,089)			$989,033,018

†	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers in transactions exempt from registration. The market value of 144A securities amount to $71,751,714, which represents 7% of net assets as of October 31, 2001.

@	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.

§	These securities are issued with a zero coupon or dividend rate which increases to the stated rate at a set date in the future.

€	The principal amount of each security is stated in the currency in which the bond is denominated. See below.

DEM = German Mark

EUR = Euro Currency

GBP = Great Britain Pound

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2001.

‡	Pay-in-kind securities.

*	Non-income producing security.

^	Joint repurchase agreement was entered into on October 31, 2001.

Δ	Security currently in default.

Security ratings are unaudited.

The percent shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

14     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Assets and Liabilities
October 31, 2001

Assets:

Investment in securities, at value (identified cost $1,236,468,089)	$989,033,018
Cash	366,840
Receivables:
Interest, at value	28,963,056
Forward foreign currency exchange contracts, at value	3,160,818
Investment securities sold, at value	3,039,556
Fund shares sold	2,316,080
Deferred organization expenses, net	4,815
Other assets, at value	60,891

Total assets	1,026,945,074

Liabilities:

Payables:
Investment securities purchased, at value	7,806,418
Income distribution	2,479,991
Fund shares repurchased	1,666,864
Forward foreign currency exchange contracts, at value	1,630,759
Amounts owed to affiliates	843,206
Accrued expenses and other liabilities, at value	133,874

Total liabilities	14,561,112

Net Assets:

Paid-in capital	1,298,869,991
Accumulated distributions in excess of net investment income	(1,624,935)
Accumulated net realized loss on investment and foreign currency related transactions	(39,012,844)
Net unrealized loss on investments and translation of assets and liabilities denominated in foreign currencies	(245,848,250)

NET ASSETS	$1,012,383,962

Net asset value, offering and redemption price per share: (a)
Class A	$7.24
Class B	$7.24
Class C	$7.24
Institutional	$7.25
Service	$7.24

Shares outstanding:
Class A	68,222,168
Class B	6,284,283
Class C	1,726,749
Institutional	63,496,632
Service	53,001

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	139,782,833

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0471) for Class A shares is $7.58. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.      15

 GOLDMAN SACHS HIGH YIELD FUND

Statement of Operations
For the Year Ended October 31, 2001

Investment income:

Interest	$121,785,416
Dividends	3,553,788

Total income	125,339,204

Expenses:

Management fees	7,485,632
Distribution and Service fees(a)	1,770,803
Transfer Agent fees(b)	1,243,695
Custodian fees	438,923
Registration fees	249,803
Professional fees	45,459
Trustee fees	9,515
Organization expenses	6,431
Service share fees	2,073
Other	105,218

Total expenses	11,357,552

Less — expense reductions	(598,699)

Net expenses	10,758,853

NET INVESTMENT INCOME	114,580,351

Realized and unrealized gain (loss) on investment and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	(29,794,894)
Foreign currency related transactions	11,186,135
Net change in unrealized gain (loss) on:
Investments	(92,343,680)
Translation of assets and liabilities denominated in foreign currencies	(18,027,183)

Net realized and unrealized loss on investment and foreign currency transactions	(128,979,622)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,399,271)

(a)	Class A, Class B, Class C had Distribution and Service fees of $1,222,943, $426,230 and $121,630, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $929,437, $80,984, $23,110, $209,998 and $166, respectively.

16     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31,	October 31,
	2001	2000
From operations:

Net investment income	$114,580,351	$81,792,819
Net realized loss on investment and foreign currency transactions	(18,608,759)	(8,443,395)
Net change in unrealized gain (loss) on investments and foreign currency	(110,370,863)	(72,517,018)

Net increase (decrease) in net assets resulting from operations	(14,399,271)	832,406

Distributions to shareholders:

From net investment income
Class A Shares	(51,829,864)	(51,619,818)
Class B Shares	(4,203,092)	(3,819,934)
Class C Shares	(1,200,321)	(1,022,081)
Institutional Shares	(57,811,804)	(32,870,243)
Service Shares	(43,631)	(44,000)
In excess of net investment income
Class A Shares	—	(1,135,142)
Class B Shares	—	(84,002)
Class C Shares	—	(22,476)
Institutional Shares	—	(722,831)
Service Shares	—	(968)

Total distributions to shareholders	(115,088,712)	(91,341,495)

From share transactions:

Proceeds from sales of shares	884,891,698	443,991,118
Reinvestment of dividends and distributions	86,767,199	63,743,194
Cost of shares repurchased	(705,708,984)	(373,740,054)

Net increase in net assets resulting from share transactions	265,949,913	133,994,258

TOTAL INCREASE	136,461,930	43,485,169

Net assets:

Beginning of year	875,922,032	832,436,863

End of year	$1,012,383,962	$875,922,032

Accumulated undistributed (distributions in excess of) net investment income	$(1,624,935)	$1,239,409

The accompanying notes are an integral part of these financial statements.      17

 GOLDMAN SACHS HIGH YIELD FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

					Total
	Net asset				income (loss)		In excess
	value,	Net		Net realized	from	From net	of net
	beginning	investment		and unrealized	investment	investment	investment	Total
	of period	income		gain (loss)	operations	income	income	distributions

FOR THE YEARS ENDED OCTOBER 31,

2001 - Class A Shares	$8.18	$0.83	(c)	$(0.93)	$(0.10)	$(0.84)	$—	$(0.84)
2001 - Class B Shares	8.18	0.77	(c)	(0.93)	(0.16)	(0.78)	—	(0.78)
2001 - Class C Shares	8.17	0.77	(c)	(0.92)	(0.15)	(0.78)	—	(0.78)
2001 - Institutional Shares	8.19	0.86	(c)	(0.93)	(0.07)	(0.87)	—	(0.87)
2001 - Service Shares	8.19	0.82	(c)	(0.94)	(0.12)	(0.83)	—	(0.83)

2000 - Class A Shares	9.07	0.84	(c)	(0.78)	0.06	(0.93)	(0.02)	(0.95)
2000 - Class B Shares	9.08	0.78	(c)	(0.80)	(0.02)	(0.86)	(0.02)	(0.88)
2000 - Class C Shares	9.07	0.78	(c)	(0.80)	(0.02)	(0.86)	(0.02)	(0.88)
2000 - Institutional Shares	9.08	0.88	(c)	(0.79)	0.09	(0.96)	(0.02)	(0.98)
2000 - Service Shares	9.08	0.83	(c)	(0.78)	0.05	(0.92)	(0.02)	(0.94)

1999 - Class A Shares	9.16	0.85		(0.10)	0.75	(0.84)	—	(0.84)
1999 - Class B Shares	9.16	0.77		(0.09)	0.68	(0.76)	—	(0.76)
1999 - Class C Shares	9.16	0.78		(0.11)	0.67	(0.76)	—	(0.76)
1999 - Institutional Shares	9.17	0.90	(c)	(0.12)	0.78	(0.87)	—	(0.87)
1999 - Service Shares	9.17	0.86	(c)	(0.12)	0.74	(0.83)	—	(0.83)

1998 - Class A Shares	9.97	0.82		(0.85)	(0.03)	(0.78)	—	(0.78)
1998 - Class B Shares	9.97	0.75		(0.86)	(0.11)	(0.70)	—	(0.70)
1998 - Class C Shares	9.97	0.75		(0.86)	(0.11)	(0.70)	—	(0.70)
1998 - Institutional Shares	9.97	0.84		(0.83)	0.01	(0.81)	—	(0.81)
1998 - Service Shares	9.97	0.80		(0.84)	(0.04)	(0.76)	—	(0.76)

FOR THE PERIOD ENDED OCTOBER 31,

1997 - Class A Shares (commenced August 1)	10.00	0.17		(0.02)	0.15	(0.17)	(0.01)	(0.18)
1997 - Class B Shares (commenced August 1)	10.00	0.15		(0.02)	0.13	(0.15)	(0.01)	(0.16)
1997 - Class C Shares (commenced August 15)	9.97	0.14		0.01	0.15	(0.14)	(0.01)	(0.15)
1997 - Institutional Shares (commenced August 1)	10.00	0.18		(0.02)	0.16	(0.18)	(0.01)	(0.19)
1997 - Service Shares (commenced August 1)	10.00	0.17		(0.02)	0.15	(0.17)	(0.01)	(0.18)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge was taken into account. Total returns for less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HIGH YIELD FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income		expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.24	(1.54)%	$493,739	1.16%		10.55%		1.22%		10.49%		57%
7.24	(2.28)	45,514	1.91		9.83		1.97		9.77		57
7.24	(2.28)	12,494	1.91		9.82		1.97		9.76		57
7.25	(1.14)	460,253	0.76		10.96		0.82		10.90		57
7.24	(1.65)	384	1.26		10.49		1.32		10.43		57

8.18	0.38	409,224	1.16		9.54		1.21		9.49		55
8.18	(0.48)	37,085	1.91		8.79		1.96		8.74		55
8.17	(0.48)	8,933	1.91		8.78		1.96		8.73		55
8.19	0.77	420,284	0.76		9.99		0.81		9.94		55
8.19	0.15	396	1.26		9.39		1.31		9.34		55

9.07	8.06	524,674	1.16		9.06		1.22		9.00		59
9.08	7.38	39,907	1.91		8.30		1.97		8.24		59
9.07	7.26	10,078	1.91		8.26		1.97		8.20		59
9.08	8.49	257,498	0.76		9.50		0.82		9.44		59
9.08	7.95	280	1.26		8.92		1.32		8.86		59

9.16	(0.70)	401,626	1.09		8.25		1.36		7.98		113
9.16	(1.43)	29,256	1.84		7.61		1.88		7.57		113
9.16	(1.43)	8,532	1.84		7.61		1.88		7.57		113
9.17	(0.32)	97,547	0.84		9.47		0.88		9.43		113
9.17	(0.79)	447	1.34		9.17		1.38		9.13		113

9.97	1.50	325,911	0.95	(b)	7.06	(b)	1.57	(b)	6.44	(b)	45
9.97	1.31	10,308	1.70	(b)	6.28	(b)	2.07	(b)	5.91	(b)	45
9.97	1.46	1,791	1.70	(b)	6.17	(b)	2.07	(b)	5.80	(b)	45
9.97	1.58	2	0.70	(b)	7.16	(b)	1.07	(b)	6.79	(b)	45
9.97	1.46	2	1.20	(b)	6.69	(b)	1.57	(b)	6.32	(b)	45

The accompanying notes are an integral part of these financial statements.      19

 GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements
October 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs High Yield Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.
     The Fund invests primarily in non-investment grade fixed-income securities which are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, generally negative perceptions of the junk bond markets and less secondary market liquidity.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, net of foreign withholding taxes and reclaims, where applicable. Market discounts, original issue discount and market premiums on debt securities, other than mortgage backed securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. Net investment income (other than class specific expenses), unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

     In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the “Guide”). The revised version of the Guide is effective November 1, 2001 for the Fund and will require the Fund to amortize/accrete all premiums and discounts on debt securities. Currently, the Fund amortizes and accretes all premiums and discounts and, as such, it will not be required to record any cumulative adjustments.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the portfolio’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
     The Fund, as of its most recent tax year-end of October 31, 2001 had a capital loss carryforward of approximately $36,868,000 expiring in 2007 through 2009 for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

20

GOLDMAN SACHS HIGH YIELD FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     At October 31, 2001, the aggregate cost of portfolio securities for federal income tax purposes is $1,237,083,353. Accordingly, the gross unrealized gain on investments is $22,215,483 and the gross unrealized loss on investments is $270,265,818 resulting in a net unrealized loss of $248,050,335.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific transfer agency fees.

E. Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

G. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians.

21

 GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
October 31, 2001

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.70% of the average daily net assets of the Fund.
     The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses), to the extent that such expenses exceed, on an annual basis, 0.02% of the average daily net assets of the Fund. For the year ended October 31, 2001, the adviser reimbursed approximately $562,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction of the Fund’s expenses. For the year ended October 31, 2001, custody fee reductions amounted to approximately $37,000.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00%, and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
     Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,306,000 during the year ended October 31, 2001.
     Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, and Class C Shares and 0.04% of the average daily net assets for Institutional and Services Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan. The Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50%, on an annualized basis, of the average daily net assets of the Service Shares.
     As of October 31, 2001, the amounts owed to affiliates were approximately $591,000, $161,000, and $91,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

22

GOLDMAN SACHS HIGH YIELD FUND

4. PORTFOLIO SECURITIES TRANSACTIONS

Cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended October 31, 2001, were $795,500,551 and $554,829,728, respectively.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange con-tracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund records realized gains or losses at the time the forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

23

 GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
October 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
     At October 31, 2001, the Fund had the following outstanding forward foreign currency exchange contracts:

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

British Pound
expiring 11/30/2001	$18,798,000	$18,854,495	$56,495	$—

			Unrealized
Open Foreign Currency	Value on
Purchase Contracts	Settlement Date	Current Value	Gain	Loss

British Pound
expiring 11/30/2001	$5,539,040	$5,283,610	$255,430	$—
expiring 1/30/2002	2,269,468	2,168,161	101,307	—
expiring 4/2/2002	14,575,801	14,445,701	130,100	—
expiring 4/2/2002	8,788,991	8,855,467	—	66,476
expiring 7/15/2002	15,031,075	14,824,413	206,662	—
expiring 10/15/2002	6,395,975	6,412,350	—	16,375
expiring 12/16/2002	12,950,019	13,235,537		285,518
Euro Currency
expiring 11/30/2001	17,943,973	16,875,726	1,068,247	—
expiring 1/30/2002	6,677,466	6,445,830	231,636	—
expiring 4/1/2002	2,007,542	2,023,324	—	15,782
expiring 4/2/2002	7,912,834	7,881,437	31,397	—
expiring 4/2/2002	16,466,825	16,786,141	—	319,316
expiring 7/15/2002	23,106,941	22,027,397	1,079,544	—
expiring 10/15/2002	15,130,215	15,658,445	—	528,230
expiring 12/16//2002	10,038,600	10,432,189	—	393,589
expiring 4/15/2003	4,098,600	4,104,073	—	5,473

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$168,933,365	$167,459,801	$3,104,323	$1,630,759

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2001, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

24

GOLDMAN SACHS HIGH YIELD FUND

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with Goldman Sachs Funds Management, L.P., Goldman Sachs Asset Management International and GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At October 31, 2001, the Fund had undivided interests in repurchase agreements in the following joint account which equaled $31,900,000 in principal amount. At October 31, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

	Principal	Interest	Maturity	Amortized	Maturity
Repurchase Agreements	Amount	Rate	Date	Cost	Value

Banc of America Securities LLC	$1,000,000,000	2.63%	11/01/2001	$1,000,000,000	$1,000,073,056

Barclays Capital, Inc.	500,000,000	2.63	11/01/2001	500,000,000	500,036,528

Bear Stearns Companies, Inc.	700,000,000	2.63	11/01/2001	700,000,000	700,051,139

C.S. First Boston Corp.	500,000,000	2.63	11/01/2001	500,000,000	500,036,528

Deutsche Bank Securities, Inc.	2,500,000,000	2.62	11/01/2001	2,500,000,000	2,500,181,944

Greenwich Capital	250,000,000	2.64	11/01/2001	250,000,000	250,018,333

Greenwich Capital	300,000,000	2.70	11/01/2001	300,000,000	300,022,500

J.P. Morgan Chase & Co., Inc.	2,000,000,000	2.64	11/01/2001	2,000,000,000	2,000,146,667

Salomon Smith Barney Holdings, Inc.	1,520,700,000	2.63	11/01/2001	1,520,700,000	1,520,811,096

Lehman Brothers, Inc.	450,000,000	2.67	11/01/2001	450,000,000	450,033,375

UBS Warburg LLC	1,350,000,000	2.63	11/01/2001	1,350,000,000	1,350,098,625

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT	$11,070,700,000			$11,070,700,000	$11,071,509,791

25

 GOLDMAN SACHS HIGH YIELD FUND

Notes to Financial Statements (continued)
October 31, 2001

6. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. This facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the year ended October 31, 2001, the Fund did not have any borrowings under this facility.

7. CERTAIN RECLASSIFICATIONS

In accordance with Statement of Position 93-2, the Fund has reclassified $2,355,983 from accumulated undistributed net investment income to $2,347,883 to accumulated net realized loss on investment and foreign currency related transactions and $8,100 to paid-in capital, respectively. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses and organization costs.

26

GOLDMAN SACHS HIGH YIELD FUND

8. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended		For the Year Ended
	October 31, 2001		October 31, 2000

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	46,315,430	$367,717,599	19,056,447	$169,054,727
Reinvestment of dividends and distributions	5,001,100	38,977,979	4,542,703	40,044,057
Shares repurchased	(33,149,574)	(257,209,157)	(31,366,746)	(276,325,256)

	18,166,956	149,486,421	(7,767,596)	(67,226,472)

Class B Shares
Shares sold	2,857,630	22,615,196	1,241,333	10,926,770
Reinvestment of dividends and distributions	231,627	1,804,822	222,778	1,995,647
Shares repurchased	(1,338,578)	(10,419,854)	(1,331,046)	(11,730,966)

	1,750,679	14,000,164	133,065	1,191,451

Class C Shares
Shares sold	1,198,327	9,541,078	660,391	5,863,650
Reinvestment of dividends and distributions	78,443	609,182	68,188	601,201
Shares repurchased	(643,157)	(5,001,886)	(746,805)	(6,585,241)

	633,613	5,148,374	(18,226)	(120,390)

Institutional Shares
Shares sold	60,309,838	484,871,755	29,546,300	257,772,971
Reinvestment of dividends and distributions	5,789,836	45,374,971	2,414,141	21,102,221
Shares repurchased	(53,948,918)	(432,972,641)	(8,969,936)	(78,885,981)

	12,150,756	97,274,085	22,990,505	199,989,211

Service Shares
Shares sold	18,990	146,070	41,484	373,000
Reinvestment of dividends and distributions	34	245	7	68
Shares repurchased	(14,448)	(105,446)	(23,927)	(212,610)

	4,576	40,869	17,564	160,458

NET INCREASE	32,706,580	$265,949,913	15,355,312	$133,994,258

27

 GOLDMAN SACHS HIGH YIELD FUND

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statement of assets and liabilities of Goldman Sachs High Yield Fund (one of the funds comprising the Goldman Sachs Trust) (the “Fund”), including the statement of investments, as of October 31, 2001, and the related statement of operations, the statement of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the periods ended October 31, 1997, 1998 and 1999 were audited by other auditors whose report, dated December 10, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs High Yield Fund at October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

New York, New York
December 17, 2001

28

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and the CORESM Funds are service marks of Goldman, Sachs & Co.

*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT	32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES	OFFICERS

Ashok N. Bakhru, Chairman	Gary Black, President

David B. Ford	Jesse H. Cole, Vice President

Patrick T. Harker	Kerry Daniels, Vice President

Mary P. McPherson	James A. Fitzpatrick, Vice President

Alan A. Shuch	Mary Hoppa, Vice President

Wilma J. Smelcer	Christopher Keller, Vice President

Richard P. Strubel	John M. Perlowski, Treasurer

Kaysie P. Uniacke	Kenneth G. Curran, Assistant Treasurer

Peter W. Fortner, Assistant Treasurer

Philip V. Giuca, Jr., Assistant Treasurer

Howard B. Surloff, Secretary

Amy E. Belanger, Assistant Secretary

Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Fund.

The Goldman Sachs High Yield Fund invests primarily in high yield, lower rated securities which involve greater price volatility and present greater risks than higher rated fixed income securities. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The Goldman Sachs High Yield Fund’s foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: December 31, 2001 / 01-2084	FI/HYAR / 12.2K / 12-01

Goldman Sachs Funds

TAXABLE INVESTMENT GRADE FUNDS

Annual Report October 31, 2001

Current income potential from

portfolios that invest in a

variety of fixed income securities.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Market Review

Dear Shareholder:

The terrorist attacks of September 11 continue to weigh heavily on our nation. As we write this letter, the ultimate impact on the economy and financial markets remain to be seen. While the equity markets were weak throughout the reporting period, the fixed income markets performed well both before and after the attacks.

■	A Weak Economy Experiences Further Strains — During the one-year reporting period covered by this report, the economy has come full circle. As the period began we were in the midst of the longest economic expansion the country had ever experienced. However, since that time, economic activity has declined sharply — exacerbated by the fallout from the terrorist attack. Since September 11, consumer confidence has fallen, unemployment has risen, and the outlook for corporate profits has diminished. The Federal Reserve Board has lowered short-term interest rates on ten occasions this year in hopes of stimulating the economy. The Federal Funds rate (the rate U.S. banks charge each other for overnight loans) now stands at 2.0% — its lowest level in 40 years. Despite this, U.S. gross domestic product (GDP) contracted at a 1.1% annual rate during the third quarter 2001 and a recession is now considered to be a given.

■	Gains in the Bond Market — During most of the reporting period bond prices both in the U.S and abroad rose, as falling interest rates created a favorable tone for most debt markets. The strong demand for bonds was also a positive, as the tumultuous world events and weak stock market spurred many investors to reallocate their assets from equities to these “safer havens.” Another positive for the market was the U.S. Treasury’s decision to suspend the issuance of the 30-year bond. This action served to lower longer-term interest rates — a boon to consumers — as it drove down mortgage rates.

In closing, the past year has shown once again the importance of portfolio diversification, maintaining a long-term investment approach, and the value of working with a professional investment advisor. As always, we appreciate your support and look forward to serving your investment needs in the years to come.

Sincerely,

David B. Ford	David W. Blood	Jonathan Beinner

Co-Head, Goldman Sachs	Co-Head, Goldman Sachs	CIO, Fixed Income Investments

Asset Management	Asset Management	Goldman Sachs Asset Management

November 10, 2001

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

What Distinguishes Goldman Sachs’
Fixed Income Investing Process?

At Goldman Sachs Asset Management, the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set, to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

1	RIGOROUS SECURITY SELECTION

■	Assess relative value among sectors (such as mortgages and corporates) and sub-sectors

■	Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio.

2	PRECISE PORTFOLIO CONSTRUCTION

■	Team approach to decision making

■	Manage risk by avoiding significant sector and interest rate bets

■	Careful management of yield curve strategies — while closely managing portfolio duration

RESULT

Fixed Income portfolios that:

■	Include domestic and global investment options, tax-free income opportunities, and access to areas of specialization such as high yield

■	Capitalize on Goldman Sachs’ industry renowned credit research capabilities

■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

1

FUND BASICS

Enhanced Income Fund

as of October 31, 2001

PERFORMANCE REVIEW

October 31, 2000–	Fund Total Return	30-Day	6-Month	1-Year
October 31, 2001	(based on NAV)[1]	Standardized Yield[2]	U.S. Treasury[3]	U.S. Treasury[3]

Class A	8.10%	3.53%	6.06%	7.81%

Institutional	8.53	4.00	6.06	7.81

Administration	8.35	3.75	6.06	7.81

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[3]	The 6-Month and 1-Year U.S. Treasury securities reported by Merrill Lynch do not reflect any fees or expenses.

STANDARDIZED TOTAL RETURNS[4]

For the period ending 9/30/01	Class A	Institutional	Administration

One Year	6.55%	8.58%	8.28%

Since Inception	6.60	8.40	8.10

(8/2/00)

[4]	The Standardized Total Returns are average annual returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 1.5% for Class A shares. Because Institutional and Administration shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION AS OF 10/31/01[5]

Sector Allocation

Agency Debentures	45.4%

Asset-Backed Securities	25.8

Corporate Bonds	21.1

Cash Equivalents	6.5

Short-Term Obligations	0.1

[5]	Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

 2

PORTFOLIO RESULTS

Enhanced Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Enhanced Income Fund for the one-year period that ended October 31, 2001.

Performance Review

Over the one-year reporting period that ended October 31, 2001, the Fund’s Class A, Institutional and Administration shares generated annual total returns, at net asset value, of 8.10%, 8.53% and 8.35%, respectively. These figures outperformed the Fund’s benchmarks, the 6-month and 1-year Treasury Bills, which returned 6.06% and 7.81%, respectively.

Investment Objective

The Fund seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. It’s important to note that the Fund is not a money market fund and its net asset value will fluctuate.

Portfolio Composition

The Goldman Sachs Enhanced Income Fund targets a duration of nine months, with diversified holdings in high credit quality (minimum “A’’) sectors including U.S Treasuries, Agency, Corporate, Asset Backed and Money Market Instruments. By the end of the reporting period the Fund had its largest weighting in Agency Debentures (45.4% of net assets), followed by Asset-Backed Securities (25.8%) and Corporates (21.1%).

Outlook

In the short term, we expect the U.S. economy to weaken further, driven by falling consumer confidence. This could lead to weaker domestic consumption and declining business investment. Moreover, the U.S. war effort and national security concerns imply a redistribution of economic growth from the near term into the middle of next year. Having said that, we believe that substantial fiscal stimulus already in the pipeline and unprecedented monetary easing by both the Fed and the U.S. Treasury should help to offset much of the anticipated weakness.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income — Enhanced Income Management Team

November 15, 2001

3

FUND BASICS

Adjustable Rate Government Fund

as of October 31, 2001

PERFORMANCE REVIEW

October 31, 2000–	Fund Total Return	30-Day	6-Month	1-Year
October 31, 2001	(based on NAV)[1]	Standardized Yield[2]	U.S. Treasury[3]	U.S. Treasury[3]

Class A	8.21%	4.50%	6.06%	7.81%

Institutional	8.62	4.97	6.06	7.81

Service	8.19	4.46	6.06	7.81

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[3]	The 6-Month and 1-Year U.S. Treasury securities reported by Merrill Lynch do not reflect any fees or expenses.

STANDARDIZED TOTAL RETURNS[4]

For the period ending 9/30/01	Class A	Institutional	Service

One Year	6.05%	8.02%	7.59%

Five Years	5.21	5.92	N/A

Ten Years	N/A	5.53	N/A

Since Inception	5.45	5.59	5.32

	(5/15/95)	(7/17/91)	(3/27/97)

[4]	The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 1.5% for Class A shares. Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION AS OF 10/31/01[5]

Sector Allocation

Adjustable Rate Mortgage Securities	66.8%

Cash Equivalents	14.9

Collateralized Mortgage Obligations	8.9

Agency Debentures	6.3

Fixed Rate Pass-Throughs	1.9

[5]	Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

 4

PORTFOLIO RESULTS

Adjustable Rate Government Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Adjustable Rate Government Fund for the one-year period that ended October 31, 2001.

Performance Review

Over the one-year reporting period that ended October 31, 2001, the Fund’s Class A, Institutional and Service shares generated cumulative total returns, at net asset value, of 8.21%, 8.62% and 8.19%, respectively. These returns outperformed the Fund’s benchmarks, the six-month U.S. Treasury and the one-year U.S. Treasury security, which returned 6.06% and 7.81%, respectively.

Investment Objective

The Fund seeks a high level of current income consistent with low volatility of principal, primarily through investments in securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises. These issues include adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets.

Portfolio Composition

We maintained our strategy of focusing on sectors and securities that we believe will generate a competitive total rate of return relative to the benchmark. As interest rates fell over the period, our bias was toward mortgage-backed securities with less pre-payment sensitivity than the broader mortgage market. This strategy enhanced the Fund’s performance during the reporting period.

Portfolio Highlights

■	Adjustable Rate Mortgages (ARMS) — 78.6% on October 31, 2000 to 66.8% on October 31, 2001.

■	Collateralized Mortgage Obligations (CMOs) — 4.9% on October 31, 2000 to 8.9% on October 31, 2001.

■	Fixed-Rate Pass-Throughs — 7.2% on October 31, 2000 to 1.9% on October 31, 2001.

During the reporting period we proactively shifted a portion of the Fund’s exposure out of adjustable rate mortgages, due to prepayment risks and supply pressures. In contrast, we favored seasoned GNMA and Conventional paper for their superior prepayment protection. We also tactically increased the Fund’s holdings in CMOs.

5

PORTFOLIO RESULTS

Portfolio Outlook

In the short term, we expect the U.S. economy to weaken further, driven by falling consumer confidence. This could lead to weaker domestic consumption and declining business investment. Moreover, the U.S. war effort and national security concerns imply a redistribution of economic growth from the near term into the middle of next year. Having said that, we believe that substantial fiscal stimulus already in the pipeline and unprecedented monetary easing by both the Fed and the U.S. Treasury should help to offset much of the anticipated weakness.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 15, 2001

 6

FUND BASICS

Short Duration Government Fund

as of October 31, 2001

PERFORMANCE REVIEW

October 31, 2000–	Fund Total Return	30-Day	2-Year U.S.
October 31, 2001	(based on NAV)[1]	Standardized Yield[2]	Treasury Security[3]

Class A	12.00%	4.28%	10.72%

Class B	11.38	3.78	10.72

Class C	11.12	3.61	10.72

Institutional	12.47	4.77	10.72

Service	11.93	4.27	10.72

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[3]	The 2-Year U.S. Treasury Security does not reflect any fees or expenses.

STANDARDIZED TOTAL RETURNS[4]

For the period ending 9/30/01	Class A	Class B	Class C	Institutional	Service

One Year	9.10%	8.55%	9.35%	11.75%	11.21%

Five Years	N/A	N/A	N/A	6.86	6.32

Ten Years	N/A	N/A	N/A	6.22	N/A

Since Inception	6.01	5.86	5.47	7.05	6.37

	(5/1/97)	(5/1/97)	(8/15/97)	(8/15/88)	(4/10/96)

[4]	The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION AS OF 10/31/01[5]

Sector Allocation

Fixed Rate Pass-Throughs	32.1%

Agency Debentures	24.6

Collateralized Mortgage Obligations	23.9

Adjustable Rate Mortgage Securities	8.3

U.S. Treasuries	6.8

Cash Equivalents	6.1

[5]	Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

7

PORTFOLIO RESULTS

Short Duration Government Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Short Duration Government Fund for the one-year period that ended October 31, 2001.

Performance Review

Over the one-year reporting period that ended October 31, 2001, the Fund’s A, B, C, Institutional and Service shares generated total cumulative returns, at net asset value, of 12.00%, 11.38%, 11.12%, 12.47% and 11.93%, respectively. Over the same time period the Fund outperformed its benchmark, the two-year U.S. Treasury security, which generated a 10.72% cumulative total return.

Investment Objective

The Fund seeks a high level of current income and, secondarily, in seeking current income, may also consider the potential for capital appreciation, primarily through investing in U.S. government securities and repurchase agreements collateralized by such securities.

Portfolio Composition

During the period, we maintained our strategy of focusing on sectors and securities that we believe will generate a competitive total rate of return relative to the benchmark. As interest rates fell over the period, our bias was toward mortgage-backed securities with less pre-payment sensitivity than the broader mortgage market. This strategy enhanced the Fund’s performance during the reporting period.

Portfolio Highlights

■	Collateralized Mortgage Obligations (CMOs) — 42.7% on October 31, 2000 to 23.9% on October 31, 2001.

■	Fixed Rate Pass-Throughs — 25.7% on October 31, 2000 to 32.1% on October 31, 2001.

■	Adjustable Rate Mortgage Securities (ARMs) — 20.5% on October 31, 2000 to 8.3% on October 31, 2001.

■	Agency Debentures — 6.7% on October 31, 2000 to 24.6% on October 31, 2001.

During the reporting period the Fund benefited from allocations to high quality securities with attractive risk/return characteristics. Moreover, we focused on sectors such as agency debentures and 15-year mortgage pass-throughs, as they typically fare better than other types of mortgage securities in falling interest rate environments. These strategies benefited the Fund during the reporting period.

 8

PORTFOLIO RESULTS

Portfolio Outlook

In the short term, we expect the U.S. economy to weaken further, driven by falling consumer confidence. This could lead to weaker domestic consumption and declining business investment. Moreover, the U.S. war effort and national security concerns imply a redistribution of economic growth from the near term into the middle of next year. Having said that, we believe that substantial fiscal stimulus already in the pipeline and unprecedented monetary easing by both the Fed and the U.S. Treasury should help to offset much of the anticipated weakness.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 15, 2001

9

FUND BASICS

Government Income Fund

as of October 31, 2001

PERFORMANCE REVIEW

October 31, 2000–	Fund Total Return	30-Day	Lehman Govt./
October 31, 2001	(based on NAV)[1]	Standardized Yield[2]	Mortgage Index[3]

Class A	14.20%	4.26%	14.06%

Class B	13.27	3.72	14.06

Class C	13.28	3.72	14.06

Institutional	14.67	4.86	14.06

Service	14.04	4.37	14.06

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[3]	The Lehman Brothers Mutual Fund Government/Mortgage Index does not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[4]

For the period ending 9/30/01	Class A	Class B	Class C	Institutional	Service

One Year	7.40%	6.29%	10.50%	12.92%	12.29%

Five Years	6.57	6.33	N/A	N/A	7.41

Since Inception	6.46	6.57	6.43	7.61	6.94

	(2/10/93)	(5/1/96)	(8/15/97)	(8/15/97)	(2/10/93)[5]

[4]	The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

[5]	Performance data for Service shares prior to 8/15/97 (commencement of operations) is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION AS OF 10/31/01[6]

Sector Allocation

Mortgage-Backed Obligations	74.2%

Cash Equivalents	23.8

U.S. Treasuries	11.9

Agency Debentures	9.1

Asset-Backed Securities	5.2

Municipal Bonds	1.0

[6]	Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

10

PORTFOLIO RESULTS

Government Income Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Government Income Fund for the one-year period that ended October 31, 2001.

Performance Review

Over the one-year reporting period that ended October 31, 2001, the Fund’s A, B, C, Institutional and Service shares generated cumulative total returns, at net asset value, of 14.20%, 13.27%, 13.28%, 14.67% and 14.04%, respectively. Over the same time period, its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, generated a 14.06% cumulative total return.

Investment Objective

The Fund seeks a high level of current income consistent with safety of principal, primarily through investing in U.S. government securities and repurchase agreements collateralized by such securities.

Portfolio Composition

During the period, we maintained our strategy of focusing on sectors and securities that we believe will generate a competitive total rate of return relative to the benchmark. As interest rates fell over the period, our bias was toward asset-backed and collateralized mortgage-backed securities with less pre-payment sensitivity than the broader mortgage market. This strategy enhanced the Fund’s performance during the reporting period.

Portfolio Highlights

■	Mortgage-Backed Securities (MBS) — 60.5% on October 31, 2000 to 74.2% on October 31, 2001.

■	U.S. Treasuries — 10.9% on October 31, 2000 to 11.9% on October 31, 2001.

■	Asset-Backed Securities (ABS) — 12.2% on October 31, 2000 to 5.2% on October 31, 2001.

■	Agency Debentures — 15.2% on October 31, 2000 to 9.1% on October 31, 2001.

As yields fell, we tactically adjusted our exposure within the mortgage sector — increasing our exposure to mortgage pass-throughs while decreasing asset-backed and commercial mortgage backed securities (CMBS), in an effort to take advantage of their lower pre-payment sensitivity in the falling interest rate environment.

11

PORTFOLIO RESULTS

Portfolio Outlook

In the short term, we expect the U.S. economy to weaken further, driven by falling consumer confidence. This could lead to weaker domestic consumption and declining business investment. Moreover, the U.S. war effort and national security concerns imply a redistribution of economic growth from the near term into the middle of next year. Having said that, we believe that substantial fiscal stimulus already in the pipeline and unprecedented monetary easing by both the Fed and the U.S. Treasury should help to offset much of the anticipated weakness.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 15, 2001

12

FUND BASICS

Core Fixed Income Fund

as of October 31, 2001

PERFORMANCE REVIEW

October 31, 2000–	Fund Total Return	30-Day	Lehman Aggregate
October 31, 2001	(based on NAV)[1]	Standardized Yield[2]	Bond Index[3]

Class A	14.17%	4.60%	14.56%

Class B	13.51	4.07	14.56

Class C	13.38	4.08	14.56

Institutional	14.69	5.22	14.56

Service	14.13	4.72	14.56

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[3]	The Lehman Brothers Aggregate Bond Index does not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[4]

For the period ending 9/30/01	Class A	Class B	Class C	Institutional	Service

One Year	7.29%	6.34%	10.43%	12.89%	12.33%

Five Years	N/A	N/A	N/A	7.81	7.27

Since Inception	6.37	6.25	6.23	7.07	7.03

	(5/1/97)	(5/1/97)	(8/15/97)	(1/5/94)	(3/13/96)

[4]	The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO COMPOSITION AS OF 10/31/01[5]

Sector Allocation

Mortgage-Backed Obligations	52.3%	Asset-Backed Securities	4.2%

Corporate Bonds	31.9	Sovereign Credit	0.8

U.S. Treasuries	11.6	Agency Debentures	0.6

Cash Equivalents	8.2	Emerging Market Debt	0.5

[5]	Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

13

PORTFOLIO RESULTS

Core Fixed Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Core Fixed Income Fund for the one-year period that ended October 31, 2001.

Performance Review

Over the one-year reporting period that ended October 31, 2001, the Fund’s A, B, C, Institutional and Service share classes generated cumulative total returns, at net asset value, of 14.17%, 13.51%, 13.38%, 14.69% and 14.13% respectively. Over the same time period, the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, generated a cumulative return of 14.56%.

Investment Objective

The Fund seeks total return consisting of capital appreciation and income that exceeds that of the Lehman Brothers Aggregate Bond Index, primarily through fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate debt securities, mortgage-backed securities and asset-backed securities.

Portfolio Composition

During the period, we maintained our strategy of focusing on sectors and securities that we believe will generate a competitive total rate of return relative to the benchmark. Our bias was toward more defensive sectors of the market, and higher quality securities with attractive risk/return characteristics. This strategy enhanced the Fund’s performance during the reporting period.

Portfolio Highlights

■	Mortgage-Backed Securities (MBS) — 41.4% on October 31, 2000 to 52.3% on October 31, 2001.

■	Corporate Bonds — 33.6% on October 31, 2000 to 31.9% on October 31, 2001.

■	Asset-Backed Securities (ABS) — 10.7% on October 31, 2000 to 4.2% on October 31, 2001.

■	U.S. Treasuries — 3.7% on October 31, 2000 to 11.6% on October 31, 2001.

■	Emerging Market Debt (EMD) — 7.3% on October 31, 2000 to 0.5% on October 31, 2001.

As yields fell, we tactically adjusted the portfolio’s holdings within the mortgage sector — increasing exposure to mortgage pass-throughs while decreasing commercial mortgage backed securities (CMBS), in an effort to take advantage of their lower pre-payment risk. Within the investment grade corporate sector, weak economic data and an heavy issuance calendar are

14

PORTFOLIO RESULTS

negatives in the near term. However, we are opportunistically altering our exposure to short and intermediate corporates to benefit from the extra yield while taking only a modest amount of additional spread risk.

Portfolio Outlook

In the short term, we expect the U.S. economy to weaken further, driven by falling consumer confidence. This could lead to weaker domestic consumption and declining business investment. Moreover, the U.S. war effort and national security concerns imply a redistribution of economic growth from the near term into the middle of next year. Having said that, we believe that substantial fiscal stimulus already in the pipeline and unprecedented monetary easing by both the Fed and the U.S. Treasury should help to offset much of the anticipated weakness.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 15, 2001

15

FUND BASICS

Global Income Fund

as of October 31, 2001

PERFORMANCE REVIEW

October 31, 2000–	Fund Total Return	30-Day	JPM Global Govt.
October 31, 2001	(based on NAV)[1]	Standardized Yield[2]	Bond Index[3]

Class A	10.08%	2.54%	11.79%

Class B	9.50	2.17	11.79

Class C	9.44	2.17	11.79

Institutional	10.73	3.30	11.79

Service	10.18	2.81	11.79

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of net shares outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions.

[2]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

[3]	The composition and characteristics of the securities in the JP Morgan (JPM) Global Government Bond Index (hedged) are not identical to those of the Fund. Also, unlike the Fund’s return, the Index’s return does not reflect any fees or expenses. Investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[4]

For the period ending 9/30/01	Class A	Class B	Class C	Institutional	Service

One Year	3.48%	2.46%	6.79%	9.14%	8.52%

Ten Years	6.82	N/A	N/A	N/A	7.37

Since Inception	6.86	6.49	5.83	8.44	7.41

	(8/2/91)	(5/1/96)	(8/15/97)	(8/1/95)	(8/2/91)[5]

[4]	The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

[5]	Performance data for Service shares prior to 3/12/97 (commencement of operations) is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence performance would be reduced.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP POSITIONS AS OF 10/31/01[6]

Bond Denomination

Euro Currency	41.2%	Canadian Dollar	2.4%

U.S. Dollar	31.5	German Mark	1.9

Japanese Yen	13.5	Swedish Krona	1.7

Great Britain Pound	5.3	Danish Krone	0.6

[6]	Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

16

PORTFOLIO RESULTS

Global Income Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Global Income Fund for the one-year period that ended October 31, 2001.

Performance Review

Over the one-year reporting period that ended October 31, 2001, the Fund’s A, B, C, Institutional and Service shares generated cumulative total returns, at net asset value, of 10.08%, 9.50%, 9.44%, 10.73% and 10.18%, respectively. Over the same time period, the Fund’s benchmark, the JP Morgan Global Government Bond Index (hedged into U.S. dollars), generated a 11.79% cumulative total return.

Investment Objective

The Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation primarily through investments in fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.

Portfolio Positioning

At the beginning of the period our global economic outlook was broadly negative. We felt that the slowdown in the U.S. would have a significant impact on the global economy, especially in Asia, and that the UK and Europe would also suffer. We therefore positioned accordingly, with an overweight duration relative to the benchmark. While the Federal Reserve Board (the “Fed”) had taken the lead in cutting rates, we believed that the Bank of England’s Monetary Policy Committee would follow suit, and we reflected this with a long UK 5-year/short European 5-year position.

As the period progressed, we believed that the aggressive monetary easing by the Fed had begun to take effect and the chances of a global recession were easing. Furthermore, we believed that the fixed income markets had already discounted most of the negative economic news and the associated interest rate cuts. We therefore decided to take profits on our long duration positions, and we moved to take advantage of potential yield curve flattening in the U.S., Europe, the UK and Japan. Although our economic outlook had turned generally more positive, we believed that the economic situation in Japan had deteriorated somewhat, and we expressed this by reinstating our overweight duration position in Japan.

We maintained expectations for an economic recovery throughout the summer. However, the September 11 terrorist attacks in the U.S. led us to adopt a more bearish global economic outlook. As a result, immediately following the events, we reduced much of the active risk in the portfolio. Prior to the tragedy, it appeared that the global growth slowdown had reached its trough, as the NAPM Index, which has historically functioned as an indicator that the U.S. was in an economic recovery, showed signs of improvement. The economic recovery is now likely to be delayed via a dampening of consumer confidence, domestic consumption and slower business investment. We expected global bond prices to move higher in a slowing

17

PORTFOLIO RESULTS

growth environment, and we positioned ourselves with a longer duration relative to the benchmark. We expressed our bullish view on bonds in the Eurozone. This was based on expectations that the European Central Bank would relax its relatively tight monetary stance, given slowing growth and falling inflation levels. This position was partly offset by our underweight position in Japan. Given the unattractive yield levels at the short end of the Japanese curve, we maintained underweight duration in Japan. Instead, we used this cash to help fund our overweight position in Europe, where we believe there is more room for rate cuts.

Portfolio Outlook

Economic data releases indicate that the foundations of an already fragile U.S. economy were clearly shaken by the significant shock of the September 11 attacks. Looking ahead, the economic recovery is likely to be delayed. However, substantial fiscal stimulus already in the pipeline and unprecedented monetary easing by both the Fed and the Treasury should help offset much of the anticipated weakness.

We believe the economic recovery will be largely dependent upon the resilience of the U.S. consumer in the midst of rising unemployment and slower economic activity. We currently retain an overweight duration relative to the Fund’s benchmark, expressing our positive bias for bonds in Europe and the dollar bloc. Despite preliminary signs of strength in the equity markets, we will seek more substantial signs of a trough in the economic slowdown before changing our bias.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Fixed Income Investment Management Team

November 15, 2001

18

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary
October 31, 2001

The following graph shows the value as of October 31, 2001, of a $10,000 investment made on August 2, 2000 (commencement of operations) in the Institutional shares of the Goldman Sachs Enhanced Income Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month and One-Year U.S. Treasury Bills (“Six-Month T-Bill/ One-Year T-Bill”), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A and Administration shares will vary from Institutional shares due to differences in fees and loads.

Enhanced Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 2, 2000 to October 31, 2001.

Average Annual Total Return through October 31, 2001	Since Inception	One Year

Class A shares (commenced August 2, 2000)
Excluding sales charges	7.85%	8.10%
Including sales charges	6.57%	6.50%

Institutional shares (commenced August 2, 2000)	8.27%	8.53%

Administration shares (commenced August 2, 2000)	8.06%	8.35%

19

 GOLDMAN SACHS ENHANCED INCOME FUND

Statement of Investments
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Agency Debentures – 45.4%

African Development Bank
$4,900,000	6.25%	10/28/2002	$5,060,828
3,500,000	6.50	03/15/2004	3,749,119
1,000,000	6.75	10/01/2004	1,091,087
Asian Development Bank
2,880,000	6.50	09/21/2002	2,975,057
Council of Europe
1,000,000	6.38	09/17/2002	1,033,100
European Investment Bank
8,560,000	6.13	10/28/2002	8,851,879
Export Development Corp.
5,500,000	6.00	05/13/2003	5,768,180
Federal Farm Credit Bank
7,000,000	5.10	04/26/2004	7,339,920
10,775,000	5.05	07/19/2004	10,999,562
5,000,000	5.45	01/19/2005	5,287,500
3,000,000	5.56	06/14/2005	3,063,294
6,000,000	5.70	06/08/2006	6,342,432
6,500,000	6.60	07/07/2006	7,203,963
9,000,000	5.52	07/17/2006	9,393,075
Federal Home Loan Banks
2,000,000	5.23	09/08/2003	2,046,598
1,000,000	5.23	11/07/2003	1,015,928
1,000,000	5.38	01/05/2004	1,051,712
16,000,000	5.25	02/13/2004	16,777,856
11,000,000	6.57	06/18/2004	11,949,146
12,000,000	4.75	06/28/2004	12,477,648
3,000,000	6.50	11/15/2005	3,288,981
7,000,000	5.50	07/19/2006	7,365,015
Federal Home Loan Mortgage Corp.
11,000,000	5.50	02/12/2004	11,099,660
4,455,000	6.31	02/26/2004	4,786,394
10,000,000	4.88	08/02/2004	10,152,900
6,000,000	5.00	03/04/2005	6,048,438
8,000,000	5.78	06/05/2006	8,144,280
9,000,000	5.38	08/16/2006	9,434,844
7,000,000	4.66	10/18/2006	7,087,311
10,000,000	4.65	11/06/2006	10,036,800
Federal National Mortgage Association
3,000,000	4.25	08/13/2003	3,049,422
5,000,000	5.00	12/11/2003	5,087,270
12,000,000	5.45	02/12/2004	12,110,940
3,000,000	5.50	02/27/2004	3,082,149
15,000,000	5.05	04/08/2004	15,401,715
2,400,000	5.74	05/06/2004	2,438,160
6,000,000	4.65	08/27/2004	6,210,294
10,000,000	3.80	11/05/2004	10,086,680
6,000,000	3.88	11/15/2004	6,065,400
5,000,000	6.52	12/13/2004	5,236,565
4,500,000	5.20	01/28/2005	4,533,133
5,000,000	7.88	02/24/2005	5,693,510
3,000,000	7.65	03/10/2005	3,397,014
7,620,000	5.40	07/26/2005	7,800,975
20,000,000	5.00	09/19/2005	20,615,600
7,485,000	5.07	09/19/2005	7,669,573
9,000,000	6.92	11/08/2005	9,428,877
11,000,000	5.63	06/20/2006	11,515,702
7,245,000	5.75	07/19/2006	7,430,269
Government of New Zealand
2,900,000	5.25	01/20/2004	3,028,583
Government Trust Certificates°
3,000,000	2.78	11/15/2003	2,835,867
5,000,000	3.05	05/15/2004	4,599,145
Instituto de Credito Oficial
3,500,000	7.00	05/03/2002	3,579,779
Inter-American Development Bank
5,000,000	6.13	10/04/2002	5,181,915
1,000,000	6.25	04/15/2006	1,089,870
KFW International Finance, Inc.
9,000,000	6.75	01/14/2003	9,450,000
11,000,000	5.63	02/18/2003	11,431,013
1,000,000	5.00	11/25/2003	1,042,007
4,650,000	8.25	11/30/2004	5,247,883
Kingdom of Belgium
2,500,000	6.50	03/25/2002	2,538,888
Kingdom of Denmark
1,500,000	6.88	10/03/2002	1,559,838
Republic of Italy
5,000,000	6.00	09/27/2003	5,260,075
7,000,000	5.00	11/20/2003	7,263,473
5,000,000	5.25	01/16/2004	5,228,790
Singapore Power
1,500,000	7.25	04/28/2005	1,635,900
Student Loan Marketing Association
8,000,000	3.63	09/30/2004	8,072,800
The International Bank for Reconstruction and Development
2,000,000	4.00	07/16/2003	2,021,128
2,700,000	6.21	09/08/2003	2,862,605
6,000,000	6.00	03/24/2004	6,398,346

TOTAL AGENCY DEBENTURES
(Cost $427,388,384)			$438,103,660

Asset-Backed Securities – 25.8%

Auto – 24.3%
Americredit Automobile Receivables Trust Series 1999-D, Class A
$6,250,000	7.02%	12/05/2005	$6,614,118
Americredit Automobile Receivables Trust Series 2000-1, Class A3
8,000,000	5.13	11/06/2005	8,308,119
Americredit Automobile Receivables Trust Series 2000-C, Class A3
10,000,000	7.05	02/12/2005	10,458,971
Americredit Automobile Receivables Trust Series 2000-D, Class A3
10,000,000	6.74	02/05/2005	10,519,447
ANRC Auto Owner Trust Series 1999-A, Class A4
4,400,000	6.94	04/17/2006	4,583,047

20      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – (continued)

Auto – (continued)
Associates Automobile Receivables Trust Series 2000-2, Class A3
$3,000,000	6.82%	02/15/2005	$3,107,020
Carco Auto Loan Master Trust Series 1991-1, Class A2
3,000,000	5.78	03/15/2004	3,033,822
CPS Auto Receivables Trust
9,179,551	4.37	09/15/2005	9,254,163
Daimlerchrysler Auto Trust Series 2000-B, Class A4
7,500,000	7.63	06/08/2005	8,101,323
Daimlerchrysler Auto Trust Series 2000-D, Class A2
2,796,965	6.70	06/08/2003	2,825,186
Daimlerchrysler Auto Trust Series 2000-D, Class A4
15,000,000	6.70	03/08/2006	16,134,846
Daimlerchrysler Auto Trust Series 2001-D, Class A3
17,000,000	3.15	11/06/2005	16,997,960
Duck Auto Grantor Trust Series 2001-C, Class A
10,000,000	3.44	05/15/2006	10,017,520
Ford Credit Auto Owner Trust Series 2000-C, Class A4
5,000,000	7.24	02/15/2004	5,184,344
Ford Credit Auto Owner Trust Series 2000-E, Class A4
18,159,000	6.74	06/15/2004	18,893,237
Ford Credit Auto Owner Trust Series 2000-G, Class A4
9,000,000	6.62	07/15/2004	9,414,950
Household Automotive Trust
1,500,000	7.05	02/17/2005	1,572,922
Long Beach Auto Receivables Trust Series 2001-A, Class A3
17,500,000	5.20	03/31/2006	18,121,477
Long Beach Auto Receivables Trust Series 2001-B, Class A3
16,000,000	5.20	10/12/2006	16,014,400
Nissan Auto Receivables Owner Trust Series 2000-A, Class A4
6,000,000	7.17	08/16/2004	6,352,493
Nissan Auto Receivables Owner Trust Series 2001-C, Class A3
10,000,000	4.31	05/16/2005	10,237,713
Onyx Acceptance Auto Trust Series 2001-D, Class A3
10,000,000	3.65	12/15/2005	10,055,180
Union Acceptance Corp. Series 1999-C, Class A4
5,250,000	6.82	01/09/2006	5,514,171
Union Acceptance Corp. Series 2000-D, Class A3
10,000,000	6.72	10/11/2005	10,447,277
WFS Financial Owner Trust Series 2000-A, Class A3
1,943,320	7.22	09/20/2004	2,005,716
WFS Financial Owner Trust Series 2000-C, Class A2
208,956	7.01	08/20/2003	210,205
WFS Financial Owner Trust Series 2000-D, Class A3
6,000,000	6.83	07/20/2005	6,261,157
World Omni Auto Receivables Trust Series 2001-A, Class A3
4,250,000	5.30	02/20/2005	4,394,610

			$234,635,394

Credit Card – 1.1%
Advanta Credit Card Master Trust Series 1996-D, Class A
$1,150,000	2.68%	06/15/2005	$1,151,018
Chemical Master Credit Card Trust I Series 1995-4, Class A
1,000,000	3.71	07/25/2005	1,002,153
Discover Card Master Trust 1 Series 1999-4, Class A
5,000,000	5.65	11/16/2004	5,093,086
MBNA Master Credit Card Trust Series 1995-E, Class A
1,000,000	2.75	01/15/2005	1,001,127
Standard Credit Card Master Trust Series 1994-4, Class A
2,000,000	8.25	11/07/2003	2,001,362

			$10,248,746

Finance Companies – 0.4%
Union Financial Services-1, Inc. Series 1998-A, Class A8
$4,000,000	5.50%	09/01/2005	$4,099,603

TOTAL ASSET-BACKED SECURITIES
(Cost $243,935,211)			$248,983,743

The accompanying notes are an integral part of these financial statements.     21

 GOLDMAN SACHS ENHANCED INCOME FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – 21.1%

Automotive – 1.2%
Ford Motor Credit Co.
$2,750,000	5.75%	02/23/2004	$2,802,181
5,300,000	6.70	07/16/2004	5,455,115
General Motors Acceptance Corp.
3,100,000	6.38	01/30/2004	3,203,791

			$11,461,087

Chemicals – 0.3%
Rohm and Haas Co.
$1,300,000	6.95%	07/15/2004	$1,394,150
The Dow Chemical Co.
390,000	5.25	05/14/2004	406,749
990,000	7.00	08/15/2005	1,080,398

			$2,881,297

Commercial Banks – 4.7%
Bank of America Corp.
$900,000	8.38%	03/15/2002	$918,080
500,000	7.75	07/15/2002	517,371
1,525,000	6.50	08/15/2003	1,610,167
650,000	6.63	06/15/2004	698,177
1,800,000	6.38	05/15/2005	1,922,531
BankBoston Corp.
4,020,000	6.88	07/15/2003	4,262,494
BB&T Corp.
4,684,000	7.05	05/23/2003	4,961,265
Citicorp
1,815,000	8.00	02/01/2003	1,925,225
Citigroup, Inc.
750,000	7.45	06/06/2002	772,166
3,700,000	6.75	12/01/2005	4,025,241
Fleet Mortgage Group, Inc.
750,000	6.84	05/21/2003	788,143
Golden West Financial Corp.
2,200,000	7.25	08/15/2002	2,276,890
1,700,000	5.50	08/08/2006	1,749,878
Midland Bank PLC
2,320,000	8.63	12/15/2004	2,633,372
National Westminster Bank PLC
715,000	9.38	11/15/2003	797,775
PNC Bank NA
1,200,000	7.88	04/15/2005	1,335,943
PNC Funding Corp.#
1,300,000	2.45	08/01/2003	1,300,056
The Bank of New York Co., Inc.
2,325,000	7.63	07/15/2002	2,404,120
460,000	7.88	11/15/2002	484,764
1,300,000	6.63	06/15/2003	1,370,826
1,700,000	6.50	12/01/2003	1,801,905
Wells Fargo & Co.
1,800,000	7.20	05/01/2003	1,910,664
1,235,000	6.63	07/15/2004	1,319,857
Wells Fargo Financial, Inc.
2,925,000	5.45	05/03/2004	3,053,244

			$44,840,154

Electric – 0.2%
Wisconsin Energy Corp.
$1,500,000	5.88%	04/01/2006	$1,561,776

Energy – 0.3%
KeySpan Corp.
$2,740,000	7.25%	11/15/2005	$2,985,655

Entertainment – 0.8%
The Walt Disney Co.
$1,435,000	5.13%	12/15/2003	$1,476,952
1,700,000	7.30	02/08/2005	1,843,390
Viacom, Inc.
3,285,000	6.75	01/15/2003	3,427,471
1,000,000	6.40	01/30/2006	1,056,308

			$7,804,121

Finance Companies – 6.8%
American General Finance Corp.
$1,825,000	6.25%	12/18/2002	$1,896,551
790,000	7.70	06/26/2003	846,353
2,250,000	5.75	11/01/2003	2,349,373
875,000	7.45	01/15/2005	964,455
Associates Corporation of North America
665,000	6.00	04/15/2003	692,989
1,420,000	5.75	11/01/2003	1,488,298
AXA Financial, Inc.
1,950,000	9.00	12/15/2004	2,210,247
Caterpillar Financial Services Corp.
2,300,000	7.59	12/10/2003	2,482,845
1,025,000	6.88	08/01/2004	1,107,354
1,000,000	5.95	05/01/2006	1,047,995
General Electric Capital Corp.
2,750,000	6.75	09/11/2003	2,936,882
Heller Financial, Inc.
1,855,000	6.50	07/22/2002	1,909,454
2,750,000	6.40	01/15/2003	2,864,557
2,300,000	7.88	05/15/2003	2,466,046
1,000,000	8.00	06/15/2005	1,125,777
Household Finance Corp.
2,030,000	5.88	11/01/2002	2,087,102
500,000	6.00	05/01/2004	527,188
Morgan Stanley Dean Witter & Co.
4,300,000	5.63	01/20/2004	4,479,684
Oesterreich Federal Financing Agency
3,000,000	7.38	05/11/2005	3,348,654
SLM Holding Corp.
24,000,000	5.00	06/30/2004	25,127,016
The CIT Group, Inc.
750,000	5.63	10/15/2003	778,098
2,900,000	5.63	05/17/2004	3,008,199

			$65,745,117

22      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Food – 0.4%
Kraft Foods, Inc.
$2,200,000	4.63%	11/01/2006	$2,196,700
Sara Lee Corp.
1,000,000	6.10	05/15/2003	1,036,995
500,000	6.40	06/09/2005	535,095

			$3,768,790

Insurance Companies – 1.1%
Hartford Life, Inc.
$1,075,000	6.90%	06/15/2004	$1,156,399
John Hancock Global Funding
3,500,000	6.50	06/22/2004	3,718,949
Marsh & McLennan, Cos., Inc.
3,240,000	6.63	06/15/2004	3,459,892
Prudential Insurance Co.
775,000	6.88	04/15/2003	814,355
The Hartford Financial Services Group, Inc.
1,805,000	6.38	11/01/2002	1,857,020

			$11,006,615

Mortgage Banks – 0.9%
Countrywide Home Loans, Inc.
$520,000	6.45%	02/27/2003	$541,348
7,590,000	5.25	05/22/2003	7,788,600
500,000	6.85	06/15/2004	538,027

			$8,867,975

Retailers – 0.5%
Sears Roebuck Acceptance Corp.
$465,000	6.41%	11/19/2002	$478,076
810,000	6.76	06/25/2003	846,630
Wal-Mart Stores, Inc.
3,000,000	4.38	08/01/2003	3,065,163

			$4,389,869

Telecommunications – 1.4%
360 Communications Co.
$1,005,000	7.13%	03/01/2003	$1,044,076
New York Telephone Co.
350,000	6.50	03/01/2005	372,497
SBC Communications, Inc.
4,300,000	5.75	05/02/2006	4,518,006
Verizon Global Funding Corp.
3,850,000	6.75	12/01/2005	4,144,910
Vodafone Americas Asia, Inc.
1,145,000	7.00	10/01/2003	1,215,495
Vodafone Group PLC
2,350,000	7.63	02/15/2005	2,569,347

			$13,864,331

Tobacco – 0.2%
Philip Morris Cos., Inc.
$880,000	7.13%	08/15/2002	$904,948
350,000	7.50	04/01/2004	378,303
600,000	7.00	07/15/2005	646,305

			$1,929,556

Yankee Banks – 2.3%
Landesbank Baden-Wur Capital Market
$9,000,000	5.25%	01/12/2004	$9,358,407
Landwirtschaftliche Rentenbank
10,000,000	5.38	02/18/2004	10,451,890
Merita Bank Ltd.
1,180,000	6.50	01/15/2006	1,268,818
Quebec Province
430,000	7.50	07/15/2002	445,557
500,000	8.80	04/15/2003	542,329

			$22,067,001

TOTAL CORPORATE BONDS
(Cost $198,651,182)			$203,173,344

The accompanying notes are an integral part of these financial statements.     23

 GOLDMAN SACHS ENHANCED INCOME FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.1%

PECO Energy Co.
$880,000	5.63%	11/01/2001	$880,000

TOTAL SHORT-TERM OBLIGATION
(Cost $880,000)			$880,000

Repurchase Agreement – 6.5%

Joint Repurchase Agreement Account^Δ
$62,600,000	2.63%	11/01/2001	$62,600,000

TOTAL REPURCHASE AGREEMENT
(Cost $62,600,000)			$62,600,000

TOTAL INVESTMENTS
(Cost $933,454,777)			$953,740,747

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2001.
°	Security is issued with a zero coupon. The interest rate disclosed represents effective yield to maturity.
Δ	Joint repurchase agreement was entered into on October 31, 2001.
^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

24      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Performance Summary
October 31, 2001

The following graph shows the value as of October 31, 2001, of a $10,000 investment made on August 1, 1991 in the Institutional shares of the Adjustable Rate Government Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month and One-Year U.S. Treasury Bills (“Six-Month T-Bill/ One-Year T-Bill”), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A and Service shares will vary from Institutional shares due to differences in fees and loads.

Adjustable Rate Government Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1991 to October 31, 2001.(a)

Average Annual Total Return through October 31, 2001	Since Inception	Ten Years	Five Years	One Year

Class A shares (commenced May 15, 1995)
Excluding sales charges	5.79%	n/a	5.61%	8.21%
Including sales charges	5.54%	n/a	5.29%	6.53%

Institutional shares (commenced July 17, 1991)	5.65%	5.57%	6.01%	8.62%

Service shares (commenced March 27, 1997)	5.47%	n/a	n/a	8.19%

(a)	For comparative purposes, initial investment is assumed to be made on the first day of the month following commencement of operations.

25

 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Statement of Investments
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage Backed Obligations – 77.6%

Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC)# – 29.9%
$1,194,426	6.50%	06/01/2013	$1,247,066
919,641	6.68	07/01/2018	926,244
269,603	7.19	09/01/2018	273,563
2,231,530	7.63	11/01/2018	2,279,909
501,530	7.19	12/01/2018	507,328
2,794,663	7.34	05/01/2019	2,836,136
7,317,125	7.43	11/01/2019	7,602,932
4,351,962	6.90	01/01/2020	4,431,509
1,511,370	6.99	05/01/2020	1,540,887
7,850,891	6.81	06/01/2020	8,162,493
166,481	6.99	02/01/2021	168,562
11,093,471	7.40	02/01/2022	11,493,834
2,348,641	6.84	06/01/2022	2,414,332
1,347,461	7.19	08/01/2022	1,394,798
2,314,797	6.65	09/01/2022	2,346,626
1,762,765	6.96	09/01/2022	1,812,158
3,051,960	7.35	06/01/2024	3,108,238
955,313	7.13	02/01/2028	959,641
15,469,935	8.47	08/01/2028	16,258,019
2,030,792	7.16	07/01/2030	2,091,002
10,822,212	8.50	08/01/2031	11,478,985
7,694,755	8.00	09/01/2031	8,135,280
2,998,376	8.50	09/01/2031	3,180,340
15,000,000	8.00	10/01/2031	15,858,750

			$110,508,632

Adjustable Rate Federal National Mortgage Association (FNMA)# – 34.4%
$240,885	7.44%	04/01/2003	$241,827
712,511	7.00	09/01/2014	747,890
393,085	6.33	11/01/2014	401,694
167,045	6.00	05/01/2016	171,722
82,527	6.00	06/01/2016	84,838
1,153,333	6.00	07/01/2016	1,185,627
161,128	6.00	08/01/2016	165,639
1,599,198	6.00	09/01/2016	1,643,975
836,770	6.00	11/01/2016	860,199
2,567,009	5.93	03/01/2017	2,555,380
1,326,415	7.18	03/01/2017	1,376,421
5,231,538	7.02	04/01/2017	5,384,624
197,661	6.65	11/01/2017	201,301
1,622,413	6.08	03/01/2018	1,627,049
415,040	6.46	03/01/2018	422,897
276,000	6.84	05/01/2018	279,086
3,080,005	6.92	06/01/2018	3,154,726
1,224,724	7.56	08/01/2018	1,268,435
742,940	6.42	10/01/2018	760,711
54,107	6.28	11/01/2018	55,172
2,077,776	6.46	11/01/2018	2,124,962
1,103,192	6.97	06/01/2019	1,135,604
1,428,139	6.18	07/01/2019	1,463,150
599,884	7.30	08/01/2019	612,314
198,004	6.64	09/01/2019	195,560
10,042,943	7.40	11/01/2019	10,398,664
6,359,568	7.43	05/01/2020	6,793,036
3,343,532	6.55	07/01/2020	3,398,455
1,901,443	7.02	01/01/2021	1,962,251
1,256,602	7.10	02/01/2021	1,271,379
816,283	6.71	04/01/2021	838,021
15,529,896	6.87	09/01/2021	15,937,556
180,260	8.14	01/01/2022	189,461
418,788	7.15	02/01/2022	451,181
792,487	7.13	05/01/2022	800,835
588,385	6.70	08/01/2022	605,893
1,175,931	7.37	02/01/2023	1,179,871
123,842	6.22	12/01/2023	126,513
5,082,183	7.11	06/01/2024	5,135,667
143,264	6.53	07/01/2024	144,996
2,165,749	6.56	08/01/2027	2,211,506
6,392,287	6.66	01/01/2028	6,535,330
202,179	8.18	01/01/2028	211,065
1,482,131	6.74	07/01/2028	1,537,859
8,489,696	6.75	02/01/2029	8,872,412
3,734,687	6.07	11/01/2030	3,829,268
9,082,222	6.92	08/01/2031	9,581,744
4,508,124	6.07	05/01/2040	4,642,954
4,218,487	6.07	06/01/2040	4,344,796
7,640,377	6.07	10/01/2040	7,833,870

			$126,955,386

Adjustable Rate Government National Mortgage Association (GNMA)# – 2.5%
$1,469,857	6.38%	03/20/2016	$1,502,070
1,921,697	6.75	08/20/2018	1,994,266
2,373,170	6.38	02/20/2021	2,425,042
1,067,509	6.38	06/20/2022	1,095,505
2,163,966	6.50	08/15/2027	2,239,262

			$9,256,145

Federal Home Loan Mortgage Corp. (FHLMC) – 1.9%
$1,401,541	6.50%	03/01/2013	$1,462,858
2,928,263	6.50	04/01/2013	3,056,374
1,269,977	6.50	05/01/2013	1,324,345
1,055,940	6.50	06/01/2013	1,103,782

			$6,947,359

Collateralized Mortgage Obligations – 8.9%
Interest Only• – 0.0%
FNMA Series 2001-42, Class HI
$1,133,048	8.00%	09/25/2016	$138,685

IOette@# – 0.1%
FNMA Remic Trust Series 1990-145, Class B
$8,421	9.12%	12/25/2020	$235,792

Planned Amortization Class (PAC) CMOs – 0.6%
FNMA Series 2103, Class TA
$2,000,000	6.00%	08/15/2014	$2,053,500

26      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage Backed Obligations – (continued)

Regular Floater CMOs# – 3.7%
FHLMC Series 1665, Class FA
$1,000,000	4.20%	06/15/2023	$1,010,614
FNMA Remic Trust 1992-43, Class 43 FC
1,173,362	3.04	10/25/2021	1,175,237
FNMA Remic Trust Series 1990-145, Class A
3,427,004	5.91	12/25/2020	3,368,824
FNMA Remic Trust Series 1993-214, Class FA
3,773,743	3.24	12/25/2008	3,845,671
FNMA Series 1998-66, Class FC
4,402,506	3.02	11/17/2028	4,414,877

			$13,815,223

Sequential Fixed Rate CMOs – 4.5%
FHLMC Series 1458, Class H
$8,266,222	7.00%	10/15/2006	$8,338,552
FNMA Remic Trust Series 1993-14, Class A
1,305,781	6.00	02/25/2008	1,328,750
FNMA Series 2000-52, Class AL
6,849,508	7.50	06/25/2027	6,950,196

			16,617,498

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS			$32,860,698

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $286,301,368)			$286,528,220

Agency Debentures – 6.3%

Federal Home Loan Mortgage Corp.
$5,000,000	5.52%	02/27/2004	$5,054,120
Federal National Mortgage Association
7,000,000	5.20	01/28/2005	7,051,541
11,000,000	5.15	02/04/2005	11,085,184

TOTAL AGENCY DEBENTURES
(Cost $23,174,453)			$23,190,845

Repurchase Agreement – 14.9%

Joint Repurchase Agreement Account^ Δ
54,900,000	2.63	11/01/2001	$54,900,000

TOTAL REPURCHASE AGREEMENT
(Cost $54,900,000)			$54,900,000

TOTAL INVESTMENTS
(Cost $364,375,821)			$364,619,065

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2001.
•	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
@	Represents security with notional or nominal principal amount. The rate stated is the actual effective yield of this security.
^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
Δ	Joint repurchase agreement was entered into on October 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.     27

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary
October 31, 2001

The following graph shows the value as of October 31, 2001, of a $10,000 investment made on September 1, 1988 in the Institutional shares of the Goldman Sachs Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmark, the 2-Year U.S. Treasury Security (“Two-Year T-Note”), as well as the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index (“Lehman Short (1-3) Gov’t Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service shares will vary from Institutional shares due to differences in fees and loads.

Short Duration Government Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested September 1, 1998 to October 31, 2001.(a)

Average Annual Total Return through October 31, 2001	Since Inception	Ten Years	Five Years	One Year

Class A shares (commenced May 1, 1997)
Excluding sales charges	6.65%	n/a	n/a	12.00%
Including sales charges	6.17%	n/a	n/a	9.80%

Class B shares (commenced May 1, 1997)
Excluding contingent deferred sales charges	6.02%	n/a	n/a	11.38%
Including contingent deferred sales charges	6.02%	n/a	n/a	9.27%

Class C shares (commenced August 15, 1997)
Excluding contingent deferred sales charges	5.64%	n/a	n/a	11.12%
Including contingent deferred sales charges	5.64%	n/a	n/a	10.07%

Institutional shares (commenced August 15, 1988)	7.10%	6.27%	6.87%	12.47%

Service shares (commenced April 10, 1996)	6.50%	n/a	6.34%	11.93%

(a)	For comparative purposes, initial investment is assumed to be made on the first day of the month following commencement of operations.

28

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date		Value
Mortgage Backed Obligations – 64.3%

Adjustable Rate Federal Home Loan Mortgage Corp. (FHLMC) # – 2.2%
$576,125	6.13%	08/01/2017		$589,639
754,779	7.37	05/01/2018		765,278
1,799,692	7.67	06/01/2018		1,858,003
674,747	7.19	12/01/2018		682,547
2,503,351	7.40	02/01/2022		2,593,697
771,965	7.57	10/01/2025		794,956

				$7,284,120

Adjustable Rate Federal National Mortgage Association (FNMA) # – 6.1%
$943,405	6.33%	11/01/2014		$964,065
1,628,564	6.70	11/01/2017		1,655,065
1,964,346	7.31	02/01/2018		2,022,573
1,331,545	6.98	06/01/2018		1,372,533
1,663,297	6.91	03/01/2019		1,713,601
3,154,028	7.43	05/01/2020		3,369,007
2,112,318	6.71	12/01/2020		2,164,548
2,281,731	7.02	01/01/2021		2,354,701
588,385	6.70	08/01/2022		605,893
1,593,759	7.90	01/01/2023		1,652,092
1,482,131	6.74	07/01/2028		1,537,859
1,165,920	6.99	01/01/2031		1,188,690

				$20,600,627

Federal Home Loan Mortgage Corp. (FHLMC) – 14.7%
$1,665,689	6.00%	04/01/2003		$1,702,278
568,938	7.00	12/01/2007		600,660
250,812	7.00	01/01/2008		265,449
231,586	7.00	06/01/2008		245,102
245,220	7.00	01/01/2009		259,699
888,536	7.00	02/01/2009		940,998
222,058	7.00	03/01/2009		235,017
1,005,689	7.00	04/01/2009		1,064,847
392,898	7.00	05/01/2009		416,096
53,452	6.50	05/01/2010		55,974
495,423	6.50	06/01/2010		518,800
7,623,644	6.50	07/01/2010		7,985,523
1,088,453	6.50	08/01/2010		1,141,420
1,803,463	7.00	01/01/2011		1,908,712
518,055	7.00	12/01/2012		548,195
2,389,605	6.50	01/01/2013		2,497,873
732,469	6.50	04/01/2013		765,655
1,505,012	6.50	05/01/2013		1,569,783
597,213	6.50	06/01/2013		623,533
1,558,821	8.50	10/01/2015		1,667,939
924,535	7.00	03/01/2016		973,004
994,710	6.50	08/01/2021		1,031,823
872,504	7.50	01/01/2031		913,682
4,920,220	8.50	08/01/2031		5,218,816
3,997,275	8.00	09/01/2031		4,226,119
1,998,917	8.50	09/01/2031		2,120,227
5,000,000	8.00	10/01/2031		5,286,250
3,000,000	5.50	TBA-15 yr	α	3,036,562
2,000,000	6.00	TBA-15 yr	α	2,058,120

				$49,878,156

Federal National Mortgage Association (FNMA) – 15.4%
37,174	7.00	11/01/2007		39,087
7,542,987	7.00	12/01/2007		7,931,178
19,549	7.00	05/01/2008		20,582
132,267	7.00	08/01/2008		138,955
5,031,847	7.00	09/01/2008		5,297,757
126,643	7.00	12/01/2009		132,707
593,883	8.50	05/01/2010		632,807
14,607	7.00	06/01/2010		15,379
19,677	6.00	08/01/2010		20,466
42,055	7.00	08/01/2010		44,310
19,701	6.00	11/01/2010		20,491
65,382	6.00	01/01/2011		67,812
34,759	7.00	01/01/2011		36,596
112,043	6.00	02/01/2011		116,205
3,249,008	6.00	03/01/2011		3,370,658
1,304,824	6.00	04/01/2011		1,353,430
1,496,336	6.00	05/01/2011		1,551,930
178,310	6.00	06/01/2011		184,934
189,649	6.00	07/01/2011		197,252
515,534	7.00	07/01/2011		542,778
517,825	6.00	09/01/2011		538,585
17,423	7.00	11/01/2011		18,343
39,750	6.00	12/01/2011		41,227
42,726	6.00	01/01/2012		44,260
250,248	6.00	03/01/2012		259,237
183,831	6.00	04/01/2013		190,661
278,237	6.00	11/01/2013		288,574
427,629	6.00	01/01/2014		436,981
337,139	5.50	02/01/2014		342,121
1,500,661	6.00	03/01/2014		1,540,864
633,696	5.50	04/01/2014		643,061
2,850,044	7.00	09/01/2014		2,991,558
2,372,963	7.50	03/01/2015		2,501,246
382,072	8.50	09/01/2015		408,936
1,168,988	8.50	10/01/2015		1,251,180
238,831	8.50	12/01/2015		255,623
197,227	6.00	04/01/2016		202,750
70,693	6.00	06/01/2016		72,673
3,814,806	6.00	07/01/2016		3,921,620
1,961,250	6.00	08/01/2016		2,016,165
835,230	6.00	09/01/2016		858,616
4,120,414	6.00	10/01/2016		4,235,786
1,000,000	6.00	11/01/2016		1,027,810
1,669,869	7.00	11/01/2019		1,760,143
1,303,820	8.00	02/01/2031		1,378,790
2,000,000	5.50	TBA-15 yr	α	2,025,000
1,000,000	6.50	TBA-30 yr	α	1,028,125

				$51,995,249

Government National Mortgage Association (GNMA) – 2.0%
$697,855	6.50%	06/15/2008		$734,778
378,773	6.50	07/15/2008		398,813
1,204,861	6.50	08/15/2008		1,268,610
712,129	6.50	09/15/2008		749,808
123,248	6.50	10/15/2008		129,769
35,880	6.50	11/15/2008		37,779
67,082	9.00	12/15/2008		73,095

The accompanying notes are an integral part of these financial statements.     29

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage Backed Obligations – (continued)

Government National Mortgage Association (GNMA) – (continued)
$53,604	6.50%	01/15/2009	$56,417
136,795	9.00	01/15/2009	149,570
10,007	6.50	03/15/2009	10,536
44,581	6.50	04/15/2009	46,920
485,808	6.50	05/15/2009	511,297
63,448	6.50	07/15/2009	66,777
62,981	6.50	11/15/2009	66,285
40,700	9.00	01/15/2010	44,624
301,041	9.00	07/15/2012	331,011
14,212	6.50	01/15/2024	14,763
138,892	6.50	02/15/2024	144,269
596,258	6.50	04/15/2024	619,342
1,384,991	6.50	08/15/2027	1,433,182

			$6,887,645

Collateralized Mortgage Obligations – 23.9%
Interest Only• – 0.1%
FNMA Series 2001-42, Class HI
$1,870,871	8.00%	09/25/2016	$228,995

Inverse Floater# – 0.8%
FHLMC Series 1693, Class S
$732,049	11.98%	09/15/2008	$755,379
FNMA Remic Trust Series 1990-134, Class SC
557,951	17.94	11/25/2020	666,125
FNMA Remic Trust Series 1993-231, Class SA
1,161,503	15.19	12/25/2008	1,308,742

			$2,730,246

Inverse Floating Rate – Interest Only#• – 0.0%
FHLMC Series 1684, Class JD
$386,122	4.53%	08/15/2020	$9,916

IOette@# – 0.1%
FHLMC Series 1161, Class U
$13,540	15.81%	11/15/2021	$331,922

Planned Amortization Class (PAC) CMOs – 12.1%
FHLMC Series 1506, Class PH
$10,000,000	6.75%	04/15/2008	$10,458,300
FHLMC Series 1574, Class PG
10,150,000	6.50	02/15/2021	10,592,845
FHLMC Series 1916, Class PC
3,700,000	6.75	12/15/2011	4,034,665
FNMA Remic Trust Series G93-31, Class PJ
7,000,000	6.55	10/25/2020	7,253,890
FNMA Series 1992-171, Class ZD
8,149,615	8.00	06/25/2021	8,697,759

			$41,037,459

Planned Amortization – Interest Only• – 0.0%
FHLMC Series 1587, Class HA
$1,158,656	6.50%	10/15/2008	$109,302

Principal Only° – 0.4%
FNMA Remic Trust Series G92-28, Class A
$1,425,940	3.72%	05/25/2007	$1,366,492

Regular Floater CMOs# – 1.6%
Federal National Mortgage Association Remic Trust Series 1993-029, Class FX
5,000,000	4.00	05/25/2022	4,975,930
FHLMC Series 1684, Class JC
386,122	4.47	08/15/2020	384,913

			$5,360,843

Sequential Fixed Rate CMOs – 8.3%
FHLMC Remic Trust Series 1997-54, Class A
$3,226,014	6.50%	02/18/2021	$3,249,176
FHLMC Series 1812, Class D
64,817	6.00	07/15/2008	64,715
FHLMC Series 1883, Class E
3,756,909	7.00	03/15/2010	3,821,652
FHLMC Series 1998, Class DB
917,270	9.50	01/17/2025	934,981
FHLMC Series 2152, Class AB
2,339,091	6.25	01/15/2026	2,411,112
FNMA Remic Trust Series 1960-16, Class E
5,897,712	9.00	03/25/2020	6,446,789
FNMA Remic Trust Series 1993-33, Class ZA
6,478,832	7.50	09/25/2021	6,542,612
FNMA Series 1988-12, Class A
1,323,344	10.00	02/25/2018	1,444,974
FNMA Series 2000-53, Class A
2,397,473	7.00	11/25/2023	2,438,997
GNMA Remic Trust Series 1995-3, Class DQ
815,532	8.05	06/16/2025	873,956

			$28,228,964

Super Floater# – 0.3%
FNMA Remic Trust Series 88-12, Class B
$1,044,745	3.73%	02/25/2018	$999,451

Support – 0.2%
FHLMC Series 16, Class M
$469,281	7.00%	08/25/2023	$494,815

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS			$80,898,405

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $214,103,336)			$217,544,202

Principal	Interest	Maturity
Amount	Rate	Date	Value
Agency Debentures – 24.6%

Federal Home Loan Bank
$18,000,000	5.25%	02/13/2004	$18,875,088
8,000,000	6.57	06/18/2004	8,690,288
9,500,000	4.75	06/28/2004	9,878,138
Federal National Mortgage Association
4,000,000	5.00	12/11/2003	4,069,816
3,000,000	5.45	02/12/2004	3,027,735
10,000,000	5.52	02/13/2004	10,095,330
8,000,000	5.05	04/08/2004	8,214,248
2,205,000	4.65	08/27/2004	2,282,283
4,000,000	5.75	07/19/2006	4,102,288

30      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Agency Debentures – 24.6%

Small Business Administration
1,195,062	7.20	06/01/2017	1,298,262
1,672,784	6.30	05/01/2018	1,757,658
2,115,144	6.30	06/01/2018	2,222,001
Student Loan Marketing Association
2,500,000	5.00	06/30/2004	2,617,398
6,000,000	3.63	09/30/2004	6,054,600

TOTAL AGENCY DEBENTURES
(Cost $81,365,387)			$83,185,133

U.S. Treasury Obligations – 6.8%

United States Treasury Notes
$16,000,000	4.75%	02/15/2004	$16,759,376
5,500,000	6.75	05/15/2005	6,147,751

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $22,783,828)			$22,907,127

Repurchase Agreement – 6.1%

Joint Repurchase Agreement Account^Δ
$20,700,000	2.63%	11/01/2001	$20,700,000

TOTAL REPURCHASE AGREEMENT
(Cost $20,700,000)			$20,700,000

TOTAL INVESTMENTS
(Cost $338,952,551)			$344,336,462

#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2001.
α	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate (generally +/- 2.5%) principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
•	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
@	Represents security with notional or nominal principal amount. The rate stated is the actual effective yield of this security.
°	Security is issued with a zero coupon. The interest rate disclosed represents effective yield to maturity.
^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
Δ	Joint repurchase agreement was entered into on October 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.     31

 GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
October 31, 2001

The following graph shows the value as of October 31, 2001, of a $10,000 investment made on March 1, 1993 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Government Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Mutual Fund Government/ Mortgage Index (“Lehman Gov’t/ MBS Index”), as well as the Lehman Brothers Mutual Fund General U.S. Government Index (“Lehman U.S. Gov’t Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads.

Government Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested March 1, 1993 to October 31, 2001.(a)

Average Annual Total Return through October 31, 2001	Since Inception	Five Years	One Year

Class A shares (commenced February 10, 1993)
Excluding sales charges	7.23%	7.61%	14.20%
Including sales charges	6.66%	6.62%	9.08%

Class B shares (commenced May 1, 1996)
Excluding contingent deferred sales charges	7.06%	6.79%	13.27%
Including contingent deferred sales charges	6.88%	6.37%	8.03%

Class C shares (commenced August 15, 1997)
Excluding contingent deferred sales charges	6.84%	n/a	13.28%
Including contingent deferred sales charges	6.84%	n/a	12.23%

Institutional shares (commenced August 15, 1997)	8.03%	n/a	14.67%

Service shares (commenced August 15, 1997)	7.49%	n/a	14.04%

(a)	For comparative purposes, initial investment is assumed to be made on the first day of the month following commencement of operations.

32

GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date		Value
Mortgage Backed Obligations – 74.2%

Federal Home Loan Mortgage Corp. (FHLMC) – 33.3%
$1,808,479	7.00%	06/01/2009		$1,910,205
1,640,795	6.50	08/01/2010		1,722,323
2,576,109	8.00	07/01/2015		2,719,132
829,662	7.00	02/01/2016		873,157
1,996,110	6.50	09/01/2021		2,070,585
1,562,544	7.50	03/01/2027		1,644,078
32,630,188	6.50	07/01/2028		33,921,754
309,555	8.00	07/01/2030		327,429
1,702,852	7.50	12/01/2030		1,783,752
924,247	7.50	01/01/2031		967,867
7,869,323	8.50	08/01/2031		8,346,892
4,996,594	8.00	09/01/2031		5,282,649
1,998,917	8.50	09/01/2031		2,120,227
12,000,000	5.50	TBA-15 yr	α	12,146,250
2,000,000	6.00	TBA-15 yr	α	2,058,120

				$77,894,420

Federal National Mortgage Association (FNMA) – 30.5%
$7,370,220	6.50%	09/01/2008		$7,729,075
2,137,533	7.00	09/01/2014		2,243,669
2,862,660	7.00	03/01/2015		3,004,613
1,251,424	6.00	03/01/2016		1,286,463
333,291	6.00	04/01/2016		342,623
2,227,539	6.00	05/01/2016		2,289,910
2,012,452	6.00	06/01/2016		2,068,800
7,894,293	6.00	07/01/2016		8,115,333
2,327,249	6.00	08/01/2016		2,392,412
217,878	6.50	08/01/2016		226,566
3,709,156	6.00	09/01/2016		3,813,013
7,655,119	6.00	10/01/2016		7,869,462
2,588,784	6.00	11/01/2016		2,661,270
910,184	6.00	11/01/2018		933,885
2,809,738	6.00	02/01/2019		2,882,903
252,776	6.50	08/01/2025		260,913
159,369	6.50	09/01/2025		165,086
173,024	6.50	10/01/2025		179,231
218,914	6.50	11/01/2025		227,040
292,635	6.50	12/01/2025		302,202
13,447	6.50	05/01/2026		13,929
78,606	6.50	06/01/2028		81,158
769,560	6.50	11/01/2028		794,547
4,948,110	7.00	07/01/2031		5,156,821
999,214	6.50	10/01/2031		1,027,311
8,000,000	5.50	TBA-15 yr	α	8,100,000
5,000,000	6.00	TBA-15 yr	α	5,139,050
2,000,000	6.50	TBA-15 yr	α	2,032,813

				$71,340,098

Government National Mortgage Association (GNMA) – 5.1%
$18,764	6.50%	04/15/2023		$19,499
147,327	7.00	07/15/2023		154,721
111,215	7.00	08/15/2023		116,796
108,039	6.50	09/15/2023		112,394
94,020	7.00	09/15/2023		98,738
146,193	6.50	10/15/2023		151,920
89,881	7.00	10/15/2023		94,391
141,441	6.50	11/15/2023		146,995
1,739,754	6.50	12/15/2023		1,808,419
26,475	7.00	12/15/2023		27,804
237,266	6.50	01/15/2024		246,452
223,790	6.50	02/15/2024		232,782
818,337	7.00	06/15/2028		854,393
466,195	6.50	07/15/2028		482,009
4,984,158	7.00	08/15/2031		5,205,330
1,993,837	6.50	09/20/2031		2,052,804

				$11,805,447

Collateralized Mortgage Obligations (CMOs) – 5.3%
Interest Only• – 0.0%
FNMA Interest-Only Stripped Security Series 151, Class 2
$170,232	9.50%	07/01/2022		$33,621
FNMA Series 2001-42, Class HI
419,021	8.00	09/25/2016		51,288

				$84,909

Inverse Floater# – 1.4%
FNMA Remic Trust Series 1993-231, Class SA
$871,127	15.19%	12/25/2008		$981,557
GNMA Series 2001-48, Class SA
705,882	17.88	10/20/2031		805,551
GNMA Series 2001-51, Class SA
562,500	21.02	10/16/2031		627,885
GNMA Series 2001-51, Class SB
705,882	17.88	10/16/2031		864,794

				$3,279,787

Inverse Floating Rate – Interest Only#• – 0.0%
Salomon Brothers Mortgage Securities VII Series 1996-6E, Class A2
$3,142,976	6.41%	03/30/2025		$63,105

Non-Agency CMOs – 1.3%
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2
$800,000	6.52%	07/17/2007		$855,285
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A2
400,000	7.30	12/18/2006		435,378
First Union-Lehman Brothers-Bank of America Series 1998-C2, Class A2
1,500,000	6.56	11/18/2008		1,617,284

				$2,907,947

Planned Amortization Class (PAC) CMOs – 0.9%
FHLMC Series 1661, Class PJ
$2,000,000	6.50%	01/15/2009		$2,133,120

The accompanying notes are an integral part of these financial statements.     33

 GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage Backed Obligations – (continued)

Planned Amortization Class (PAC) CMOs – (continued)
Planned Amortization – Interest Only• — 0.2%
FHLMC Series 2205, Class PI
$3,900,359	7.50%	05/15/2027	$403,882

Principal Only° – 0.1%
FNMA Remic Trust Series G-35, Class N
$142,913	5.94%	10/25/2021	$130,383

Regular Floater CMOs# – 0.6%
FHLMC Series 1760, Class ZB
$1,453,788	4.10%	05/15/2024	$1,448,467

Sequential Fixed Rate CMOs – 0.1%
Citicorp Mortgage Securities, Inc. Series 1993-11, Class A6
$222,963	6.25%	09/25/2008	$227,104

Support – 0.7%
FHLMC Series 16, Class M
$234,641	7.00%	08/25/2023	$247,408
Housing Securities, Inc. Series 1994-1, Class A13
1,428,407	6.50	03/25/2009	1,483,300

			$1,730,708

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
			$12,409,412

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $170,630,506)			$173,449,377

Agency Debentures – 9.1%

Federal Farm Credit Bank
$3,000,000	6.60%	07/07/2006	$3,324,906
2,000,000	5.10	10/07/2008	2,062,060
Federal Home Loan Bank
1,000,000	5.68	12/03/2007	1,036,163
2,000,000	5.48	01/28/2009	2,107,148
Federal National Mortgage Association
3,000,000	5.75	07/19/2006	3,076,716
Jordan AID
2,541,567	8.75	09/01/2019	3,164,124
Small Business Administration
1,520,764	6.70	12/01/2016	1,621,644
1,268,548	7.15	03/01/2017	1,375,364
1,039,756	7.50	04/01/2017	1,141,497
598,335	7.30	05/01/2017	652,006
836,392	6.30	05/01/2018	878,829
846,057	6.30	06/01/2018	888,800

TOTAL AGENCY DEBENTURES
(Cost $20,425,861)			$21,329,257

Asset-Backed Securities – 5.2%

Credit Card – 2.0%
Discover Card Master Trust I Series 1999-2, Class A
$2,500,000	5.90%	10/15/2004	$2,534,125
MBNA Master Credit Card Trust Series 1998-C, Class A#
2,000,000	2.61	11/15/2005	1,999,872

			$4,533,997

Lease – 1.7%
AESOP Funding II LLC Series 1998-1, Class A†
$2,000,000	6.14%	05/20/2006	$2,127,842
ARG Funding Corp. Series 1999-1A, Class A3
1,750,000	6.02	05/20/2005	1,847,423

			$3,975,265

Manufactured Housing – 1.5%
Green Tree Financial Corp. Series 1997-6, Class A10
$2,639,272	6.87%	01/15/2029	$2,855,121
Mid-State Trust Series 4, Class A
672,296	8.33	04/01/2030	736,164

			$3,591,285

TOTAL ASSET-BACKED SECURITIES
(Cost $11,672,177)			$12,100,547

U.S. Treasury Obligations – 11.9%

United States Treasury Interest-Only Stripped Securities•
$1,780,000	5.28%	05/15/2013	$1,014,794
2,000,000	5.30	08/15/2013	1,123,838
2,100,000	5.39	02/15/2014	1,140,529
United States Treasury Principal-Only Stripped Securities°
2,590,000	4.99	11/15/2009	1,789,921
6,560,000	5.85	11/15/2021	2,290,811
1,000,000	5.84	11/15/2022	330,669
380,000	5.81	08/15/2025	109,234
6,000,000	5.81	11/15/2026	1,611,474
United States Treasury Bonds
5,900,000	8.88	08/15/2017	8,445,296
3,900,000	6.88	08/15/2025	4,846,358
United States Treasury Notes
500,000	6.50	10/15/2006	564,219
4,221,210	4.25	01/15/2010	4,602,436

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $25,796,688)			$27,869,579

Insured Revenue Bond – 1.0%

New Jersey Economic Development Authority Series A
$2,000,000	7.43%	02/15/2029	$2,390,360

TOTAL INSURED REVENUE BOND
(Cost $2,000,000)			$2,390,360

34      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 23.8%

Joint Repurchase Agreement Account^Δ
$55,700,000	2.63%	11/01/2001	$55,700,000

TOTAL REPURCHASE AGREEMENT
(Cost $55,700,000)			$55,700,000

TOTAL INVESTMENTS
(Cost $286,225,232)			$292,839,120

α	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate (generally
± 2.5%) principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
•	Represents security with notional or nominal principal amount. The accrual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2001.
°	Security is issued with a zero coupon. The interest rate disclosed represents effective yield to maturity.
†	Securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $2,127,842, which represent 1% of net assets as of October 31, 2001.
^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
Δ	Joint repurchase agreement was entered into on October 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.     35

 GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary
October 31, 2001

The following graph shows the value as of October 31, 2001, of a $10,000 investment made on January 5, 1994 (commencement of operations) in the Institutional shares of the Goldman Sachs Core Fixed Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index (“Lehman Aggregate Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, and Service shares will vary from Institutional shares due to differences in fees and loads.

Core Fixed Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested January 5, 1994 to October 31, 2001.

Average Annual Total Return through October 31, 2001	Since Inception	Five Years	One Year

Class A shares (commenced May 1, 1997)
Excluding sales charges	7.83%	n/a	14.17%
Including sales charges	6.72%	n/a	9.01%

Class B shares (commenced May 1, 1997)
Excluding contingent deferred sales charges	7.07%	n/a	13.51%
Including contingent deferred sales charges	6.62%	n/a	8.24%

Class C shares (commenced August 15, 1997)
Excluding contingent deferred sales charges	6.62%	n/a	13.38%
Including contingent deferred sales charges	6.62%	n/a	12.33%

Institutional shares (commenced January 5, 1994)	7.27%	7.80%	14.69%

Service shares (commenced March 13, 1996)	7.30%	7.24%	14.13%

36

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – 31.8%

Aerospace/Defense – 0.3%
Raytheon Co.
$250,000	6.45%	08/15/2002	$255,023
1,835,000	5.70	11/01/2003	1,884,086

			2,139,109

Airlines – 0.5%
Continental Airlines, Inc.
$316,806	7.26%	03/15/2020	$302,847
858,425	7.71	04/02/2021	860,517
Northwest Airlines, Inc.
463,755	8.07	01/02/2015	444,398
1,844,397	8.97	01/02/2015	1,730,911
NWA Trust
107,300	8.26	03/10/2006	95,782

			$3,434,455

Automotive – 2.7%
Ford Motor Co.
$785,000	6.63%	10/01/2028	$662,645
1,100,000	7.45	07/16/2031	1,046,914
Ford Motor Credit Co.
1,900,000	5.75	02/23/2004	1,936,052
4,305,000	7.60	08/01/2005	4,534,035
3,620,000	6.50	01/25/2007	3,608,850
General Motors Acceptance Corp.
1,595,000	5.36	07/27/2004	1,609,025
860,000	6.13	09/15/2006	855,855
2,200,000	6.88	09/15/2011	2,164,294
General Motors Corp.
500,000	7.20	01/15/2011	501,257
The Hertz Corp.
1,200,000	6.00	01/15/2003	1,226,956
500,000	7.00	07/15/2003	522,679

			$18,668,562

Automotive Parts – 0.2%
TRW, Inc.
$1,150,000	6.63%†	06/01/2004	$1,187,603
100,000	7.63	03/15/2006	104,976

			1,292,579

Broker Dealer – 0.1%
World Financial Properties†
$436,366	6.91%	09/01/2013	$453,334

Chemicals – 0.3%
Rohm & Haas Co.
$795,000	7.85%	07/15/2029	$894,017
The Dow Chemical Co.
750,000	7.38	11/01/2029	841,673

			$1,735,690

Commercial Banks – 2.7%
Bank of America Corp.
$1,000,000	6.63%	06/15/2004	$1,074,118
700,000	6.38	05/15/2005	747,651
795,000	7.88	05/16/2005	888,592
800,000	7.40	01/15/2011	879,352
BB&T Corp.
835,000	6.50	08/01/2011	871,679
Citicorp
1,200,000	7.20	06/15/2007	1,323,842
Citigroup, Inc.
950,000	6.75	12/01/2005	1,033,508
1,290,000	5.75	05/10/2006	1,352,626
Popular North America, Inc.
1,310,000	6.13	10/15/2006	1,325,344
The Bank of New York Co., Inc.
1,100,000	7.88	11/15/2002	1,159,218
625,000	8.50	12/15/2004	707,988
The CIT Group, Inc.
1,605,000	7.63	08/16/2005	1,760,205
Washington Mutual Bank
1,815,000	6.88	06/15/2011	1,948,956
Wells Fargo & Co.
1,000,000	6.63	07/15/2004	1,068,710
800,000	7.55	06/21/2010	898,548
Wells Fargo Bank NA#
1,600,000	7.80	06/15/2010	1,757,125

			$18,797,462

Conglomerates – 0.7%
Tyco International Group SA
$3,760,000	6.38%	06/15/2005	$3,975,373
1,000,000	6.38	10/15/2011	1,015,742

			4,991,115

Consumer Cyclicals – 0.3%
Cendant Corp.†
$2,450,000	6.88%	08/15/2006	$2,324,457

Consumer Products – 0.1%
International Flavors & Fragrances, Inc.
$870,000	6.45%	05/15/2006	$893,641

Credit Card Banks – 0.5%
Capital One Bank
$1,450,000	6.38%	02/15/2003	$1,486,308
350,000	6.65	03/15/2004	357,186
485,000	8.25	06/15/2005	510,243
700,000	6.88	02/01/2006	703,195
Capital One Financial Corp.
355,000	7.25	12/01/2003	366,587

			$3,423,519

The accompanying notes are an integral part of these financial statements.     37

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Electric – 2.0%
Calenergy, Inc.
$760,000	7.23%	09/15/2005	$814,827
720,000	7.63	10/15/2007	779,468
Commonwealth Edison Co.
1,000,000	7.00	07/01/2005	1,070,571
MidAmerican Funding LLC
690,000	6.75	03/01/2011	715,495
Niagara Mohawk Power Corp.
650,000	6.88	04/01/2003	677,005
400,000	7.38	08/01/2003	421,332
389,000	8.00	06/01/2004	424,227
600,000	5.38	10/01/2004	609,567
NRG Energy, Inc.
1,255,000	7.75	04/01/2011	1,325,625
Progress Energy, Inc.
1,740,000	6.75	03/01/2006	1,854,790
Texas Utilities Electric Co.
1,500,000	6.75	04/01/2003	1,562,721
TXU Corp.
680,000	6.38	06/15/2006	707,901
Wisconsin Energy Corp.
2,310,000	5.88	04/01/2006	2,405,135

			$13,368,664

Energy – 1.7%
Coastal Corp.
$1,265,000	7.75%	06/15/2010	$1,352,186
El Paso CGP Co.
700,000	7.50	08/15/2006	751,131
El Paso Corp.
985,000	6.75	05/15/2009	1,000,222
KeySpan Corp.
350,000	7.25	11/15/2005	381,379
640,000	7.63	11/15/2010	724,873
Kinder Morgan Energy Partners LP
1,700,000	6.75	03/15/2011	1,793,874
NRG Energy, Inc.
200,000	8.70	03/15/2005	218,012
Occidental Petroleum Corp.
440,000	6.50	04/01/2005	466,232
1,175,000	7.65	02/15/2006	1,281,901
700,000	9.25	08/01/2019	856,670
375,000	7.20	04/01/2028	387,004
Phillips Petroleum Co.
1,225,000	8.50	05/25/2005	1,382,361
The Williams Cos., Inc.
875,000	7.13	09/01/2011	912,151

			$11,507,996

Entertainment – 0.5%
AOL Time Warner, Inc.
$1,250,000	6.13%	04/15/2006	$1,303,248
Park Place Entertainment Corp.
450,000	8.50	11/15/2006	468,723
1,745,000	7.50 †	09/01/2009	1,677,027

			$3,448,998

Environmental – 0.9%
Republic Services, Inc.
$1,370,000	6.63%	05/15/2004	$1,444,394
Waste Management, Inc.
1,000,000	6.38	12/01/2003	1,043,853
1,050,000	7.00	10/01/2004	1,113,858
1,025,000	7.00	05/15/2005	1,091,948
1,210,000	7.38	08/01/2010	1,293,943

			$5,987,996

Finance Companies – 2.1%
Allstate Financial Global Funding†
$1,455,000	6.50%	06/14/2011	$1,515,078
Associates Corp. of North America
1,200,000	5.80	04/20/2004	1,258,517
1,000,000	6.00	07/15/2005	1,035,280
Comdisco, Inc.*
1,320,000	6.13	01/15/2003	1,059,300
Devon Financing Corp. ULC†
2,590,000	6.88	09/30/2011	2,589,982
Household Finance Corp.
1,300,000	7.25	07/15/2003	1,382,421
1,950,000	8.00	05/09/2005	2,158,287
895,000	7.25	05/15/2006	973,310
625,000	7.88	03/01/2007	699,848
Wachovia Corp.
1,800,000	4.95	11/01/2006	1,796,526

			$14,468,549

Food – 1.4%
ConAgra Foods, Inc.
$605,000	7.50%	09/15/2005	$660,390
650,000	6.00	09/15/2006	677,515
1,320,000	7.88	09/15/2010	1,491,226
Hormel Foods Corp.†
1,080,000	6.63	06/01/2011	1,137,088
Kellogg Co.
1,335,000	6.00 †	04/01/2006	1,399,757
960,000	6.60	04/01/2011	1,017,777
Kraft Foods, Inc.
1,000,000	5.63	11/01/2011	999,470
Tyson Foods, Inc.†
1,780,000	8.25	10/01/2011	1,905,837

			$9,289,060

Health Care – 0.6%
Quest Diagnostics, Inc.
$1,050,000	6.75%	07/12/2006	$1,103,352
Tenet Healthcare Corp.†
2,100,000	5.38	11/15/2006	2,090,109
Wellpoint Health Networks, Inc.
765,000	6.38	06/15/2006	794,008

			$3,987,469

38      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Home Construction – 0.2%
Centex Corp.
$600,000	9.75%	06/15/2005	$667,676
615,000	7.35	04/04/2006	636,879

			$1,304,555

Insurance Companies – 1.1%
American General Finance Corp.
$1,805,000	6.10%	05/22/2006	$1,896,441
795,000	5.88	07/14/2006	829,532
685,000	8.45	10/15/2009	792,791
AXA Financial, Inc.
1,545,000	7.75	08/01/2010	1,745,479
Hartford Financial Services Group, Inc.
1,900,000	6.38	11/01/2008	1,986,420

			$7,250,663

Media-Cable – 2.0%
Comcast Cable Communications, Inc.
$400,000	6.38%	01/30/2006	$418,495
460,000	8.38	05/01/2007	522,037
270,000	6.20	11/15/2008	271,620
Cox Communications, Inc.
1,285,000	6.50	11/15/2002	1,320,741
500,000	7.50	08/15/2004	534,835
375,000	6.40	08/01/2008	392,533
220,000	7.75	11/01/2010	241,427
520,000	6.80	08/01/2028	488,542
Lenfest Communications, Inc.
2,300,000	8.38	11/01/2005	2,544,041
Shaw Communications, Inc.
1,675,000	7.25	04/06/2011	1,754,291
Time Warner Entertainment Co.
500,000	7.25	09/01/2008	544,772
Time Warner, Inc.
1,100,000	7.98	08/15/2004	1,215,136
1,100,000	7.75	06/15/2005	1,207,371
1,200,000	8.18	08/15/2007	1,367,355
1,000,000	6.85	01/15/2026	1,040,029

			$13,863,225

Media-Non Cable – 1.2%
CBS Corp.
$665,000	6.88%	09/01/2003	$704,152
Chancellor Media Corp. LA
725,000	8.00	11/01/2008	765,781
News America Holdings, Inc.
540,000	8.00	10/17/2016	547,485
200,000	7.25	05/18/2018	191,772
195,000	7.13	04/08/2028	179,128
PanAmSat Corp.
540,000	6.00	01/15/2003	537,145
880,000	6.13	01/15/2005	831,873
Reed Elsevier Capital, Inc.
1,000,000	6.13	08/01/2006	1,040,480
Viacom, Inc.
2,250,000	6.75	01/15/2003	2,347,582
455,000	7.75	06/01/2005	497,452
690,000	7.70	07/30/2010	770,250

			$8,413,100

Mortgage Banks – 0.9%
Countrywide Capital Corp. III
$1,080,000	8.05%	06/15/2027	$1,164,948
Countrywide Home Loans, Inc.
400,000	6.45	02/27/2003	416,422
200,000	6.70	03/10/2005	213,912
1,050,000	6.25	04/15/2009	1,074,187
Homeside Lending, Inc.
1,760,000	6.20	05/15/2003	1,816,522
1,360,000	6.75	08/01/2004	1,435,558

			$6,121,549

Oil and Gas – 0.5%
Petroleum Geo-Services ASA
$1,730,000	7.13%	03/30/2028	$1,278,655
R&B Falcon Corp.
450,000	6.75	04/15/2005	473,279
900,000	6.95	04/15/2008	939,434
840,000	9.50	12/15/2008	970,326

			3,661,694

Paper – 0.2%
International Paper Co.†
$1,250,000	8.00%	07/08/2003	$1,328,303

REIT – 1.2%
EOP Operating LP
$650,000	8.38%	03/15/2006	$722,932
650,000	7.00	07/15/2011	678,191
ERP Operating LP
1,220,000	6.95	03/02/2011	1,265,274
Liberty Property LP
455,000	6.97	12/11/2003	482,785
115,000	7.10	08/15/2004	122,131
Simon Property Group, Inc.
1,495,000	6.63	06/15/2003	1,546,637
500,000	6.75	02/09/2004	523,198
700,000	6.75	07/15/2004	733,671
500,000	6.75	06/15/2005	519,005
Spieker Properties, Inc.
1,580,000	6.80	05/01/2004	1,665,316

			$8,259,140

The accompanying notes are an integral part of these financial statements.     39

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Retailers – 0.4%
Federated Department Stores, Inc.
$1,165,000	6.63%	09/01/2008	$1,186,826
Sears Roebuck Acceptance Corp.
500,000	6.41	11/19/2002	514,060
820,000	6.71	09/17/2003	860,148

			$2,561,034

Supermarkets – 1.1%
Delhaize America, Inc.†
$1,085,000	7.38%	04/15/2006	$1,184,129
820,000	8.13	04/15/2011	923,837
Fred Meyer, Inc.
1,500,000	7.38	03/01/2005	1,637,988
1,225,000	7.45	03/01/2008	1,356,740
Safeway, Inc.
2,500,000	6.05	11/15/2003	2,624,765

			$7,727,459

Telecommunications – 3.9%
360 Communications Co.
$1,015,000	7.13%	03/01/2003	$1,054,465
AT&T Wireless Services, Inc.
1,345,000	7.88	03/01/2011	1,455,328
Bell Atlantic New Jersey, Inc.
315,000	8.00	06/01/2022	358,766
Bellsouth Capital Funding Corp.
675,000	7.88	02/15/2030	777,719
BellSouth Corp.
820,000	6.00	10/15/2011	835,276
British Telecom PLC
650,000	7.88	12/15/2005	717,453
2,390,000	8.13	12/15/2010	2,730,109
Deutsche Telekom International Finance B.V.
985,000	8.00	06/15/2010	1,091,798
France Telecom SA†
3,130,000	7.75	03/01/2011	3,411,994
645,000	8.50	03/01/2031	733,486
GTE California, Inc.
370,000	7.65	03/15/2007	418,321
330,000	6.75	05/15/2027	324,967
New England Telephone & Telegraph Co.
200,000	7.65	06/15/2007	225,463
QWest Capital Funding, Inc.
2,150,000	7.75	08/15/2006	2,274,735
975,000	7.25 †	02/15/2011	998,542
QWest Communications, Inc.
640,000	7.20	11/01/2004	675,980
QWest Corp.
1,000,000	7.63	06/09/2003	1,049,049
SBC Communications, Inc.
915,000	6.25	03/15/2011	962,422
Sprint Capital Corp.
2,460,000	6.00	01/15/2007	2,448,044
Verizon Global Funding Corp.
1,180,000	7.25	12/01/2010	1,295,018
Vodafone AirTouch PLC
1,950,000	7.75	02/15/2010	2,182,489
WorldCom, Inc.-WorldCom Group
750,000	7.50	05/15/2011	773,002

			$26,794,426

Tobacco – 0.8%
Philip Morris Companies, Inc.
$500,000	7.50%	04/01/2004	$540,433
700,000	7.00	07/15/2005	754,021
2,300,000	6.95	06/01/2006	2,465,377
R.J. Reynolds Tobacco Holdings, Inc.
1,780,000	7.38	05/15/2003	1,857,918

			$5,617,749

Yankee Banks – 0.7%
HSBC Holdings PLC
$650,000	7.50%	07/15/2009	$726,613
Merita Bank Ltd.
1,275,000	6.50	04/01/2009	1,337,407
National Westminster Bank PLC
1,815,000	7.38	10/01/2009	2,033,312
Republic New York Corp.
440,000	7.75	05/15/2009	494,107

			$4,591,439

TOTAL CORPORATE BONDS
(Cost $209,469,241)			$217,706,991

Agency Debentures – 0.6%

Asian Development Bank
$2,000,000	5.82%	06/16/2028	$2,083,616
Small Business Administration
2,115,144	6.30	06/01/2018	2,222,001

TOTAL AGENCY DEBENTURES
(Cost $3,983,041)			$4,305,617

40      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value
Asset-Backed Securities – 4.2%

Auto – 2.7%
Onyx Acceptance Auto Trust Series 1999-D, Class A4
$2,600,000	7.00%	11/15/2004		$2,713,776
Onyx Acceptance Auto Trust Series 2001-A, Class A4
10,000,000	7.44	11/15/2007		10,740,600
WFS Financial Owner Trust Series 2000-B, Class A4
4,500,000	7.84	02/20/2006		4,885,121

				$18,339,497

Home Equity – 0.2%
Aames Mortgage Trust Series 2000-2, Class A6F
$1,000,000	7.18%	11/25/2028		$1,067,660

Lease – 0.5%
AESOP Funding II LLC Series 1998-1, Class A†
$3,400,000	6.14%	05/20/2006		$3,617,332

Manufactured Housing – 0.8%
Green Tree Financial Corp. Series 1997-6, Class A8
$3,080,876	7.07%	01/15/2029		$3,358,797
Mid-State Trust Series 4, Class A
2,240,987	8.33	04/01/2030		2,453,880

				$5,812,677

TOTAL ASSET-BACKED SECURITIES
(Cost $27,314,356)				$28,837,166

Emerging Market Debt – 0.5%

Pemex Finance Ltd.
$600,000	8.02%	05/15/2007		$641,094
700,000	9.15	11/15/2018		778,040
United Mexican States
600,000	10.38	02/17/2009		677,100
1,260,000	11.38	09/15/2016		1,502,550

TOTAL EMERGING MARKET DEBT
(Cost $3,464,585)				$3,598,784

Mortgage Backed Obligations – 52.3%

Federal Home Loan Mortgage Corp. (FHLMC) – 10.7%
$55,305	7.00%	10/01/2014		$58,070
688,126	7.00	05/01/2015		722,532
122,360	7.00	02/01/2016		128,478
6,459,199	7.50	05/01/2016		6,801,537
86,839	7.00	10/01/2017		91,147
3,094,829	7.00	08/01/2018		3,246,030
1,996,110	6.50	09/01/2021		2,070,585
1,126,705	7.00	06/01/2026		1,182,466
2,491,598	7.50	03/01/2027		2,621,609
3,979,448	6.50	03/01/2028		4,106,272
795,976	8.00	06/01/2030		841,934
835,072	7.50	12/01/2030		874,484
2,753,780	7.50	01/01/2031		2,883,746
6,995,232	8.00	09/01/2031		7,395,709
2,998,376	8.50	09/01/2031		3,180,340
10,000,000	8.00	10/01/2031		10,572,500
21,000,000	5.50	TBA-15 yr	α	21,255,811
5,000,000	6.50	TBA-15 yr	α	5,120,313

				$73,153,563

Federal National Mortgage Association (FNMA) – 25.4%
$6,412,598	7.00%	09/01/2014		$6,731,006
2,141,663	7.00	03/01/2015		2,248,004
815,489	6.00	03/01/2016		838,566
9,570,867	6.00	04/01/2016		9,838,852
734,127	6.50	04/01/2016		763,400
9,937,282	6.00	05/01/2016		10,215,525
601,593	6.50	05/01/2016		625,582
4,094,795	6.00	06/01/2016		4,209,449
18,402,454	6.00	07/01/2016		18,917,723
18,127,163	6.00	08/01/2016		18,634,723
568,983	6.50	08/01/2016		591,672
13,589,791	6.00	09/01/2016		13,970,305
12,859,045	6.00	10/01/2016		13,219,098
1,601,159	6.00	11/01/2016		1,645,991
2,747,811	6.00	12/01/2018		2,819,363
8,001,263	6.50	06/01/2019		8,315,713
49,384	6.50	02/01/2026		51,096
114,208	6.50	08/01/2026		118,305
127,344	6.50	09/01/2027		131,659
41,068	6.50	11/01/2027		42,492
208,181	6.50	04/01/2028		214,941
196,881	7.50	03/01/2029		206,294
126,459	7.50	08/01/2029		132,624
878,456	7.50	12/01/2030		919,902
1,551,761	8.00	02/01/2031		1,640,987
6,787,019	7.00	03/01/2031		7,090,263
1,994,190	6.50	09/01/2031		2,050,267
2,997,641	6.50	10/01/2031		3,081,934
18,000,000	5.50	TBA-15 yr	α	18,225,000
26,000,000	6.00	TBA-15 yr	α	26,723,060

				$174,213,796

The accompanying notes are an integral part of these financial statements.     41

 GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage Backed Obligations – (continued)

Government National Mortgage Association (GNMA) – 2.6%
$100,222	8.00%	10/15/2014	$106,047
878,413	8.00	01/15/2015	929,466
940,157	8.00	02/15/2015	994,799
812,664	8.00	03/15/2015	859,896
69,377	8.00	05/15/2015	73,409
850,366	8.00	06/15/2015	899,789
731,000	8.00	07/15/2015	773,485
49,324	8.00	08/15/2015	52,190
74,213	8.00	10/15/2015	78,527
35,350	7.00	10/15/2023	37,187
153,092	6.50	12/15/2023	159,089
303,818	6.50	05/15/2024	316,065
1,004,516	6.50	10/15/2024	1,045,008
312,905	6.50	01/15/2028	323,465
200,825	7.00	01/15/2028	210,049
359,171	6.50	02/15/2028	370,956
71,791	7.00	02/15/2028	75,070
160,971	6.50	03/15/2028	166,253
1,136,562	6.50	04/15/2028	1,173,852
520,115	7.00	04/15/2028	543,032
32,248	7.00	01/15/2029	33,712
66,215	7.00	04/15/2029	69,222
139,279	7.00	05/15/2029	145,603
33,243	7.00	07/15/2029	34,752
595,265	7.00	10/15/2029	622,294
550,278	7.00	11/15/2029	575,264
6,977,822	7.00	08/15/2031	7,287,462

			$17,955,943

Collateralized Mortgage Obligations (CMOs) – 13.6%
Inverse Floater# – 4.5%
FHLMC Series 1684, Class QC
$2,937,930	8.63%	03/15/2024	$2,914,955
FHLMC Series 1689, Class C
5,016,058	8.70	03/15/2024	4,789,840
FNMA Remic Trust Series 1993-175, Class FA
7,769,975	6.50	09/25/2008	7,680,061
FNMA Series 1993-175, Class SA
3,597,211	12.13	09/25/2008	3,922,074
GE Capital Mortgage Services, Inc. Series 1994-7, Class A14
3,647,368	8.68	02/25/2009	4,055,923
GNMA Series 2001-48, Class SA
1,176,471	17.88	10/20/2031	1,342,586
GNMA Series 2001-51, Class SA
2,625,000	21.02	10/16/2031	2,930,129
GNMA Series 2001-51, Class SB
2,588,235	17.88	10/16/2031	3,170,913
Prudential Home Mortgage Securities Co. Series 1992-99, Class A5
301,934	13.83	12/25/2007	307,204

			$31,113,685

IOette@# – 0.1%
FNMA Series 1992-24, Class N
$8,614	5.52%	03/25/2007	$114,131
FNMA Series 2001-42, Class HI
2,735,074	8.00	09/25/2016	334,773

			$448,904

Non-Agency CMOs – 5.6%
Asset Securitization Corp. Series 1997-D4, Class A1D
$900,000	7.49%	04/14/2029	$998,252
Commercial Mortgage Acceptance Corp. Series 1998-C1, Class A2
12,110,000	6.49	05/15/2008	12,939,151
CS First Boston Mortgage Sercurities Corp. Series 1997-C2, Class A3
3,250,000	6.55	11/17/2007	3,486,557
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
4,500,000	7.20	09/15/2010	4,974,580
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A2
600,000	7.30	12/18/2006	653,068
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1, Class A3
5,150,000	7.38	04/18/2007	5,692,821
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C2, Class A2
1,075,000	6.60	11/18/2029	1,149,405
First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C2, Class A3
1,000,000	6.65	11/18/2029	1,078,776
JP Morgan Commercial Mortgage Finance Corp. Series 1999-C8, Class A2
3,000,000	7.40	07/15/2031	3,332,368
Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2
3,690,000	6.39	02/15/2030	3,922,463

			$38,227,441

42      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage Backed Obligations – (continued)

Regular Floater CMOs# – 3.0%
FHLMC Series 1632, Class FB
$3,833,333	4.70%	11/15/2023	$3,890,087
FHLMC Series 1760, Class ZC
6,293,540	4.20	03/15/2024	6,348,420
GE Capital Mortgage Services, Inc. Series 1994-7, Class A13
5,000,000	5.52	02/25/2009	5,034,350
Structured Asset Securities Corp. Series 2000-4, Class B1
4,961,843	8.00	11/25/2030	5,306,731

			$20,579,588

Support – 0.4%
Countrywide Funding Corp. Series 1993-2, Class A5A
2,398,914	6.50	10/25/2008	2,472,392

TOTAL COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOS)			$92,842,010

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $350,444,278)			$358,165,312

Sovereign Credit – 0.8%

Province of Quebec
$2,935,000	7.50%	07/15/2023	$3,429,137
320,000	7.49	03/02/2026	365,436
1,095,000	7.50	09/15/2029	1,282,249
Province of Saskatchewan
275,000	8.50	07/15/2022	356,604

TOTAL SOVEREIGN CREDIT
(Cost $4,820,129)			$5,433,426

U.S. Treasury Obligations – 11.6%

United States Treasury Interest-Only Stripped Security•
$5,600,000	5.82%	05/15/2023	$1,797,992
United States Treasury Principal-Only Stripped Securities°
14,230,000	4.99	11/15/2009	9,834,196
560,000	5.79	05/15/2018	234,628
2,100,000	5.84	11/15/2024	626,449
5,710,000	5.81	08/15/2025	1,641,391
12,050,000	5.81	11/15/2026	3,236,377
United States Treasury Bonds
5,100,000	8.88	08/15/2017	7,300,171
1,400,000	8.75	08/15/2020	2,031,968
7,800,000	8.00	11/15/2021	10,679,908
22,050,000	6.88	08/15/2025	27,400,565
United States Treasury Note
13,297,260	4.25	01/15/2010	14,498,162

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $73,986,104)			$79,281,807

Repurchase Agreement – 8.2%

Joint Repurchase Agreement Account^Δ
$56,000,000	2.63%	11/01/2001	$56,000,000

TOTAL REPURCHASE AGREEMENT
(Cost $56,000,000)			$56,000,000

TOTAL INVESTMENTS
(Cost $729,481,734)			$753,329,103

†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $28,472,185, which represent 4% of net assets as of October 31, 2001.
#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2001.
α	TBA (To Be Announced) securities are purchased on a forward commitment basis with an approximate (generally
± 2.5%) principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
•	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
@	Represents security with notional or nominal principal amount. The rate stated is the actual effective yield of this security.
°	Security is issued with a zero coupon. The interest rate disclosed represents effective yield to maturity.
*	Security currently in default.
^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
Δ	Joint repurchase agreement was entered into on October 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.     43

 GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary
October 31, 2001

The following graph shows the value as of October 31, 2001, of a $10,000 investment made on September 1, 1991 in Class A shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Global Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars (the “JP Morgan GGB Index — $ Hedged”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A shares due to differences in fees and loads.

Global Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested September 1, 1991 to October 31, 2001.(a)

Average Annual Total Return through October 31, 2001	Since Inception	Ten Years	Five Years	One Year

Class A shares (commenced August 2, 1991)
Excluding sales charges	7.51%	7.49%	6.97%	10.08%
Including sales charges	7.03%	7.00%	6.00%	5.14%

Class B shares (commenced May 1, 1996)
Excluding contingent deferred sales charges	6.98%	n/a	6.42%	9.50%
Including contingent deferred sales charges	6.80%	n/a	5.99%	4.03%

Class C shares (commenced August 15, 1997)
Excluding contingent deferred sales charges	6.22%	n/a	n/a	9.44%
Including contingent deferred sales charges	6.22%	n/a	n/a	8.35%

Institutional shares (commenced August 1, 1995)	8.69%	n/a	7.64%	10.73%

Service shares (commenced March 12, 1997)	6.97%	n/a	n/a	10.18%

(a)	For comparative purposes, initial investments are assured to be made on the first day of the month following commencement of operations.

44

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
October 31, 2001

Principal	Interest	Maturity
Amount€	Rate	Date	Value
Foreign Debt Obligations – 66.6%

Canadian Dollar – 2.4%
Government of Canada
CAD6,100,000	6.00%	06/01/2011	$4,162,324
5,700,000	10.25	03/15/2014	5,289,311
3,100,000	8.00	06/01/2027	2,641,994

			$12,093,629

Danish Krone – 0.6%
Kingdom of Denmark
DKK22,000,000	8.00%	03/15/2006	$3,058,780

Euro Currency – 41.2%
British Telecom PLC
EUR5,500,000	6.13%	02/15/2006	$5,162,166
Federal Republic of Germany
45,400,000	6.00	02/16/2006	44,450,341
8,100,000	4.50	07/04/2009	7,368,758
1,120,000	5.38	01/04/2010	1,074,547
6,000,000	5.25	07/04/2010	5,730,127
4,330,000	5.25	01/04/2011	4,144,690
700,000	5.00	07/04/2011	659,301
3,200,000	6.25	01/04/2024	3,322,006
11,100,000	6.25	01/04/2030	11,766,125
Government of France
34,100,000	3.50	07/12/2004	30,794,377
31,100,000	6.50	10/25/2006	31,257,599
10,100,000	5.50	04/25/2010	9,755,500
7,500,000	8.50	10/25/2019	9,546,070
5,000,000	5.50	04/25/2029	4,760,684
Household Finance Corp.
1,700,000	6.25	09/21/2005	1,616,184
1,800,000	5.88	03/31/2008	1,680,349
Kingdom of Belgium
4,300,000	6.50	03/31/2005	4,219,777
3,600,000	4.75	09/28/2005	3,348,215
Kingdom of The Netherlands
2,000,000	3.75	07/15/2009	1,719,825
Republic of Italy
6,800,000	4.75	03/15/2006	6,337,666
6,900,000	4.25	11/01/2009	6,092,610
7,600,000	5.50	11/01/2010	7,272,722
Standard Chartered Bank PLC
1,449,000	5.38	05/06/2009	1,269,335
TPSA Eurofinance BV
1,500,000	6.63	03/01/2006	1,371,752
Tyco International Group SA
6,120,000	6.13	04/04/2007	5,722,477

			$210,443,203

German Mark – 1.9%
Citicorp
DEM4,500,000	6.25%	09/19/2009	$2,216,061
1,100,000	5.50	06/30/2010	508,282
Countrywide Home Loans, Inc.
4,400,000	5.25	12/15/2005	2,044,598
Gallaher Group
3,466,306	5.88	08/06/2008	3,124,290
Royal Bank of Scotland PLC
DEM 3,700,000	5.25	07/22/2008	$1,750,971

			$9,644,202

Great Britain Pound – 5.3%
DaimlerChrysler NA Holding Corp.
GBP1,000,000	7.50%	12/07/2006	$1,491,196
Eastern Electricity PLC
550,000	8.38	03/31/2004	855,708
General Motors Acceptance Corp.
450,000	6.50	03/23/2004	656,984
Lehman Brothers Holdings PLC
2,900,000	6.95	06/22/2004	4,365,670
Lloyds Bank PLC
2,900,000	7.75	06/18/2007	4,661,608
North American Capital Corp.
1,300,000	8.25	11/17/2003	1,985,567
Royal Bank of Scotland PLC
1,500,000	8.38	01/29/2007	2,466,644
United Kingdom Treasury
2,000,000	8.00	06/07/2021	4,214,541
2,200,000	6.00	12/07/2028	3,983,217
Vodafone AirTouch PLC
1,500,000	7.50	03/19/2004	2,279,122

			$26,960,257

Japanese Yen – 13.5%
Government of Japan
JPY110,000,000	0.50%	06/20/2006	$900,671
5,410,000,000	0.90	12/22/2008	44,308,715
1,370,000,000	1.90	12/20/2010	11,860,548
740,000,000	2.50	12/21/2020	6,570,339
665,000,000	1.90	03/22/2021	5,362,973

			$69,003,246

Swedish Krona — 1.7%
Kingdom of Sweden
SEK99,000,000	3.50%	04/20/2006	$8,947,615

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $344,539,998)			$340,150,932

Corporate Bonds — 16.9%

Airlines – 0.2%
Continental Airlines, Inc.
USD 274,361	6.54%	09/15/2009	$257,032
Northwest Airlines, Inc.
231,877	8.07	01/02/2015	222,199
219,571	8.97	01/02/2015	206,061
256,183	7.67	07/02/2016	238,237

			$923,529

The accompanying notes are an integral part of these financial statements.     45

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount€	Rate	Date	Value
Corporate Bonds – (continued)

Automotive – 1.7%
Ford Motor Credit Co.
USD510,000	6.00%	01/14/2003	$520,013
185,000	5.75	02/23/2004	188,511
3,500,000	7.60	08/01/2005	3,686,207
800,000	6.88	02/01/2006	818,896
General Motors Acceptance Corp.
610,000	5.75	11/10/2003	620,583
160,000	6.85	06/17/2004	167,214
2,450,000	6.13	09/15/2006	2,438,191
The Hertz Corp.
250,000	6.00	01/15/2003	255,616

			$8,695,231

Chemicals – 0.3%
Air Products & Chemicals, Inc.
USD1,500,000	8.50%	04/01/2006	$1,618,455

Commercial Banks – 1.6%
Bank of America Corp.
USD300,000	9.20%	05/15/2003	$326,715
200,000	6.38	05/15/2005	213,615
200,000	7.88	05/16/2005	223,545
150,000	7.25	10/15/2025	160,891
BSCH Issuance Ltd.
2,400,000	7.63	09/14/2010	2,606,050
Citicorp
300,000	8.00	02/01/2003	318,219
100,000	7.20	06/15/2007	110,320
Citigroup, Inc.
2,000,000	6.75	12/01/2005	2,175,806
DBS Group Holdings Ltd.
1,000,000	7.88	08/10/2009	1,095,701
Long Island Savings Bank
300,000	7.00	06/13/2002	307,964
Wells Fargo & Co.
360,000	6.63	07/15/2004	384,736
Wells Fargo Bank#
230,000	7.80	06/15/2010	252,587

			$8,176,149

Conglomerates – 0.1%
Tyco International Group SA
USD385,000	5.88%	11/01/2004	$403,574
190,000	6.38	06/15/2005	200,883

			$604,457

Consumer Cyclicals – 0.0%
Cendant Corp.
USD75,000	7.75%	12/01/2003	$74,921

Credit Card Banks – 0.6%
Capital One Bank
USD180,000	6.48%	06/28/2002	$184,419
300,000	6.65	03/15/2004	306,159
2,400,000	6.88	02/01/2006	2,410,956

			$2,901,534

Energy – 0.9%
Petroleum Geo-Services ASA
USD1,360,000	6.25%	11/19/2003	$1,323,923
R&B Falcon Corp.
1,555,000	6.75	04/15/2005	1,635,440
The Coastal Corp.
1,300,000	6.20	05/15/2004	1,346,410

			$4,305,773

Finance Companies – 2.0%
Beneficial Corp.
USD500,000	6.43%	04/10/2002	$508,737
Comdisco, Inc.Δ
450,000	6.13	01/15/2003	361,125
Household Finance Corp.
2,000,000	6.00	05/01/2004	2,108,754
200,000	8.00	05/09/2005	221,363
Nisource Finance Corp.
1,600,000	5.75	04/15/2003	1,651,312
Qwest Capital Funding, Inc.†
2,500,000	5.88	08/03/2004	2,553,250
The CIT Group, Inc.
3,000,000	5.50	05/16/2005	2,761,579

			$10,166,120

Food – 1.0%
Kellogg Co.
USD2,700,000	6.00%	04/01/2006	$2,830,969
Tyson Foods, Inc.†
2,350,000	7.25	10/01/2006	2,436,080

			$5,267,049

Insurance Companies – 0.5%
American General Finance Corp.
USD490,000	5.75%	11/01/2003	$511,641
Prudential Insurance Co. of America
1,900,000	6.38	07/23/2006	2,015,336

			$2,526,977

Media-Cable – 0.1%
Cox Communications, Inc.
USD125,000	7.50%	08/15/2004	$133,709
45,000	7.75	08/15/2006	49,550
75,000	6.40	08/01/2008	78,506

			$261,765

Media-Non Cable – 1.6%
AMFM, Inc.
USD145,000	8.00%	11/01/2008	$153,156
CBS Corp.
170,000	6.88	09/01/2003	180,009
Clear Channel Communications, Inc.
2,600,000	6.50	07/07/2005	2,452,036
PanAmSat Corp.
165,000	6.13	01/15/2005	155,976
Paramount Communications, Inc.
300,000	7.50	01/15/2002	302,631

46      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Principal	Interest	Maturity
Amount€	Rate	Date	Value
Corporate Bonds – (continued)

Media-Non Cable – (continued)
Reed Elsevier Capital, Inc.
USD1,400,000	6.13%	08/01/2006	$1,456,672
Viacom, Inc.
450,000	7.75	06/01/2005	491,985
3,000,000	6.40	01/30/2006	3,168,924

			$8,361,389

Mortgage Banks – 0.6%
Countrywide Home Loans, Inc.
USD450,000	6.45%	02/27/2003	$468,474
2,000,000	5.25	06/15/2004	2,063,894
Homeside Lending, Inc.
400,000	6.20	05/15/2003	412,846

			$2,945,214

Paper – 0.4%
International Paper Co.
USD935,000	8.00%†	07/08/2003	$993,570
740,000	6.13	11/01/2003	770,792

			$1,764,362

REIT – 0.6%
EOP Operating LP
USD1,730,000	6.63%	02/15/2005	$1,812,995
Liberty Property LP
235,000	6.97	12/11/2003	249,351
Simon Property Group LP
1,000,000	6.63	06/15/2003	1,034,540

			$3,096,886

Supermarkets – 0.3%
Delhaize America, Inc.†
USD1,525,000	7.38%	04/15/2006	$1,664,329

Telecommunications – 1.7%
AT&T Wireless Services, Inc.
USD1,550,000	7.88%	03/01/2011	$1,677,144
Bell Atlantic New Jersey, Inc.
65,000	8.00	06/01/2022	74,031
QWest Communications, Inc.
300,000	7.20	11/01/2004	316,866
Sogerim
4,170,000	7.00	04/20/2011	3,835,673
Telecom de Puerto Rico†
135,000	6.15	05/15/2002	136,823
WorldCom, Inc.-WorldCom Group
1,800,000	7.88	05/15/2003	1,893,042
900,000	6.75	05/15/2008	833,446

			$8,767,025

Tobacco – 0.8%
Imperial Tobacco Overseas BV
USD1,800,000	7.13%	04/01/2009	$1,892,738
Philip Morris Companies, Inc.
1,850,000	7.50	04/01/2004	1,999,602
95,000	6.95	06/01/2006	101,831

			$3,994,171

Utilities – 0.8%
Alabama Power Co.
USD2,000,000	4.88%	09/01/2004	$2,044,770
United Utilities PLC
1,045,000	6.45	04/01/2008	1,035,762
WPD Holdings†
1,065,000	6.75	12/15/2004	1,080,860

			$4,161,392

Yankee Banks – 0.6%
HSBC Holdings PLC
USD90,000	7.50%	07/15/2009	$100,608
Merita Bank Ltd.
1,010,000	6.50	04/01/2009	1,059,436
Republic New York Corp.
85,000	7.75	05/15/2009	95,452
Sparebanken Rogaland†#
1,800,000	9.20	08/18/2004	1,976,287

			$3,231,783

Sovereign Credit – 0.5%
Republic of Italy
USD2,600,000	4.38%	10/25/2006	$2,599,740

TOTAL CORPORATE BONDS
(Cost $82,998,131)			$86,108,251

The accompanying notes are an integral part of these financial statements.     47

 GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments (continued)
October 31, 2001

Principal	Interest	Maturity
Amount€	Rate	Date	Value
Agency Debentures – 0.2%

Federal National Mortgage Association
USD820,000	7.25%	01/15/2010	$957,107

TOTAL AGENCY DEBENTURES
(Cost $855,052)			$957,107

Mortgage Backed Obligations – 0.6%

Collateralized Mortgage Obligations (CMOs) – 0.6%
Planned Amortization Class (PAC) CMOs – 0.6%
Federal Home Loan Mortgage Corp. Series 1623, Class PG
USD3,000,000	3.00%	07/15/2021	$2,895,150

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $2,620,547)			$2,895,150

U.S. Treasury Obligations – 12.6%

United States Treasury Interest-Only Stripped Securities•
USD300,000	4.95%	02/15/2013	$174,276
400,000	5.06	02/15/2014	217,244
United States Treasury Principal-Only Stripped Securities°
1,520,000	4.76	11/15/2009	1,050,455
6,210,000	5.41	05/15/2020	2,320,987
1,000,000	5.43	05/15/2021	353,079
1,720,000	5.43	11/15/2021	600,639
1,000,000	5.42	11/15/2022	330,669
2,070,000	5.42	11/15/2024	617,500
2,400,000	5.41	08/15/2025	689,902
1,500,000	5.39	08/15/2026	408,193
3,210,000	5.37	11/15/2026	862,139
United States Treasury Bonds
9,000,000	8.13	08/15/2019	12,301,830
2,300,000	8.75	08/15/2020	3,338,234
1,300,000	7.50	11/15/2024	1,722,708
6,700,000	6.88	08/15/2025	8,325,795
8,400,000	6.25	05/15/2030	9,999,948
500,000	5.38	02/15/2031	537,891
United States Treasury Notes
3,000,000	4.63	05/15/2006	3,138,750
6,158,600	3.63	01/15/2008	6,433,828
700,000	5.75	08/15/2010	777,438
9,750,000	5.00	08/15/2011	10,316,338

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $60,323,346)			$64,517,843

48      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

	Expiration
Contracts	Date	Value
Options Purchased – 0.0%

European Cross Currency Option
Put JPY 1,176,994,000 Call EUR 10,556,000	01/31/2002	$122,480

TOTAL OPTIONS PURCHASED
(Cost $122,480)		$122,480

Principal	Interest	Maturity
Amount€	Rate	Date	Value
Short-Term Obligations – 1.2%

Safeway, Inc.
USD315,000	5.88%	11/15/2001	$315,220
State Street Bank & Trust Euro – Time Deposit^
5,835,000	2.56	11/01/2001	5,835,000

TOTAL SHORT-TERM OBLIGATIONS
(Cost $6,150,526)			$6,150,220

TOTAL INVESTMENTS
(Cost $497,610,080)			$500,901,983

€	The principal amount of each security is stated in the currency in which the bond is denominated, as follows:
	CAD	=	Canadian Dollar
	DKK	=	Danish Krone
	DEM	=	German Mark
	EUR	=	Euro Currency
	GBP	=	Great Britain Pound
	JPY	=	Japanese Yen
	SEK	=	Swedish Krona
	USD	=	United States Dollar
†	Securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $9,847,628, which represent 2% of net assets as of October 31, 2001.
#	Variable rate security. Coupon rate disclosed is that which is in effect at October 31, 2001.
•	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
°	Security is issued with a zero coupon. The interest rate disclosed represents effective yield to maturity.
^	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
Δ	Security currently in default.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.     49

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Assets and Liabilities
October 31, 2001

Enhanced Income
Fund

Assets:

Investment in securities, at value (identified cost $870,854,777, $309,475,821, $318,252,551, $230,525,232, $673,481,734 and $497,610,080)	$891,140,747
Repurchase Agreement	62,600,000
Cash, at value	87,789
Receivables:
Investment securities sold, at value	—
Interest, at value	11,932,428
Fund shares sold	69,898,132
Forward foreign currency exchange contracts, at value	—
Variation margin	—
Reimbursement from adviser	124,698
Other assets, at value	223

Total assets	1,035,784,017

Liabilities:

Due to bank	—
Payables:
Investment securities purchased, at value	69,352,818
Income distribution	23,905
Fund shares repurchased	527,352
Amounts owed to affiliates	212,364
Forward foreign currency exchange contracts, at value	—
Variation margin	758,500
Forward sale contract, at value	—
Accrued expenses and other liabilities, at value	221,524

Total liabilities	71,096,463

Net Assets:

Paid-in capital	953,991,246
Accumulated undistributed (distributions in excess of) net investment income	445,194
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	(1,223,177)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	11,474,291

NET ASSETS	$964,687,554

Net asset value, offering and redemption price per share:(a)
Class A	$10.26
Class B	$—
Class C	$—
Institutional	$10.26
Administration	$10.27
Service	$—

Shares outstanding:
Class A	14,766,471
Class B	—
Class C	—
Institutional	78,763,966
Administration	518,194
Service	—

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	94,048,631

(a)	Maximum public offering price per share for Class A shares of the Enhanced Income and Adjustable Rate Government (NAV per share multiplied by 1.0152), Short Duration Government (NAV per share multiplied by 1.0204), Government Income, Core Fixed Income, and Global Income Funds (NAV per share multiplied by 1.0471) is $10.42, $9.94, $10.24, $15.66, $10.73 and $15.41, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

50      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Adjustable Rate	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$309,719,065	$323,636,462	$237,139,120	$697,329,103	$500,901,983
54,900,000	20,700,000	55,700,000	56,000,000	—
—	81,993	—	856,971	2,426,787
2,369,637	17,248,426	40,122,465	110,319,025	13,783,666
2,225,774	2,644,000	1,389,095	6,711,831	8,778,383
2,448,765	8,511,987	2,667,241	2,536,196	971,102
—	—	—	199,986	1,657,193
—	13,734	78,422	86,558	750,000
25,157	34,417	25,119	—	24,275
4,831	—	—	12,388	515

371,693,229	372,871,019	337,121,462	874,052,058	529,293,904

1,039,376	—	2,060,872	—	—
—	28,736,091	90,058,310	149,900,751	14,830,987
446,610	292,252	108,352	518,382	—
667,443	1,099,797	1,102,029	5,549,339	1,164,667
145,724	197,720	195,840	347,158	488,976
—	—	—	182,354	2,088,491
89,641	—	—	—	—
—	4,111,240	9,542,614	32,149,300	—
81,502	76,486	63,855	171,056	92,221

2,470,296	34,513,586	103,131,872	188,818,340	18,665,342

412,909,780	347,502,946	224,907,642	659,380,552	510,789,080
(177,385)	(42,102)	34,916	(286,603)	—
(44,449,118)	(17,182,089)	2,108,035	983,123	(2,888,121)
939,656	8,078,678	6,938,997	25,156,646	2,727,603

$369,222,933	$338,357,433	$233,989,590	$685,233,718	$510,628,562

$9.79	$10.04	$14.96	$10.25	$14.72
$—	$10.01	$14.96	$10.29	$14.68
$—	$9.99	$14.95	$10.29	$14.65
$9.81	$10.02	$14.94	$10.28	$14.70
$—	$—	$—	$—	$—
$9.82	$10.01	$14.93	$10.28	$14.69

6,045,993	8,805,330	9,550,626	17,445,426	19,483,739
—	1,679,480	2,274,652	2,610,107	2,178,558
—	1,889,081	923,958	1,166,240	592,314
28,376,756	20,574,630	2,342,127	42,878,146	12,371,209
—	—	—	—	—
3,228,831	814,906	551,658	2,593,639	94,874

37,651,580	33,763,427	15,643,021	66,693,558	34,720,694

The accompanying notes are an integral part of these financial statements.     51

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Operations
For the Year Ended October 31, 2001

Enhanced
Income Fund

Investment income:

Interest(a)	$23,741,080

Total income	23,741,080

Expenses:

Management fees	1,056,308
Distribution and service fees(b)	80,292
Transfer agent fees(b)	217,184
Custodian fees	144,960
Registration fees	219,416
Professional fees	40,885
Service share fees	—
Trustee fees	9,519
Administration share fees	5,162
Other	61,958

Total expenses	1,835,684

Less — expense reductions	(628,846)

Net Expenses	1,206,838

NET INVESTMENT INCOME	22,534,242

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	3,138,069
Futures transactions	(4,353,320)
Foreign currency related transactions	—
Net change in unrealized gain (loss) on:
Investments	20,141,689
Futures	(8,788,406)
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized gain on investment, futures and foreign currency transactions:	10,138,032

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,672,274

(a)	Net of $52,854 in foreign withholding tax for the Global Income Fund.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund
	Class A	Class B	Class C	Class A	Class B	Class C	Administration	Institutional	Service

Enhanced Income Fund	$80,292	$—	$—	$61,022	$—	$—	$826	$155,336	$—
Adjustable Rate Government Fund	108,726	—	—	82,632	—	—	—	72,491	2,943
Short Duration Government Fund	98,177	87,879	81,881	74,616	16,697	15,557	—	61,717	2,918
Government Income Fund	267,226	247,353	101,725	203,092	46,997	19,328	—	6,154	1,607
Core Fixed Income Fund	289,996	192,373	85,215	220,397	36,551	16,191	—	143,787	8,291
Global Income Fund	1,442,872	266,384	74,565	548,292	50,613	14,167	—	93,223	682

52      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Adjustable Rate	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$14,560,887	$13,914,942	$10,377,438	$34,517,622	$28,701,350

14,560,887	13,914,942	10,377,438	34,517,622	28,701,350

928,306	1,089,175	1,047,811	2,095,811	5,016,885
108,726	267,937	616,304	567,584	1,783,821
158,066	171,505	277,178	425,217	706,977
94,707	139,752	133,638	252,772	431,913
73,671	86,986	92,115	156,529	82,355
40,874	41,887	40,873	40,873	45,503
36,791	36,474	19,812	103,641	8,529
9,514	9,515	9,515	9,515	9,514
—	—	—	—	—
90,456	97,690	81,323	86,238	74,704

1,541,111	1,940,921	2,318,569	3,738,180	8,160,201

(183,900)	(380,298)	(528,337)	(10,820)	(2,015,272)

1,357,211	1,560,623	1,790,232	3,727,360	6,144,929

13,203,676	12,354,319	8,587,206	30,790,262	22,556,421

(144,843)	1,690,511	5,207,751	11,558,802	11,808,924
1,169,352	403,546	1,078,288	749,467	(5,176,170)
—	—	—	(451,596)	(4,118,483)
4,545,187	8,328,709	6,815,667	25,984,829	37,676,296
756,772	2,838,818	367,882	1,507,599	(310,568)
—	—	—	(457,542)	(6,500,146)

6,326,468	13,261,584	13,469,588	38,891,559	33,379,853

$19,530,144	$25,615,903	$22,056,794	$69,681,821	$55,936,274

The accompanying notes are an integral part of these financial statements.     53

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 2001

Enhanced
Income Fund

From operations:

Net investment income	$22,534,242
Net realized gain (loss) on investment, futures and foreign currency related transactions	(1,215,251)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	11,353,283

Net increase in net assets resulting from operations	32,672,274

Distributions to shareholders:

From net investment income
Class A shares	(1,398,841)
Class B shares	—
Class C shares	—
Institutional shares	(20,483,065)
Administration shares	(90,196)
Service shares	—
In excess of net investment income
Class A shares	—
Class B shares	—
Class C shares	—
Institutional shares	—
Administration shares	—
Service shares	—

Total distributions to shareholders	(21,972,102)

From share transactions:

Proceeds from sales of shares	960,032,510
Reinvestment of dividends and distributions	23,934,749
Cost of shares repurchased	(198,842,462)

Net increase (decrease) in net assets resulting from share transactions	785,124,797

TOTAL INCREASE (DECREASE)	795,824,969

Net assets:

Beginning of year	168,862,585

End of year	$964,687,554

Accumulated undistributed (distributions in excess of) net investment income	$445,194

54      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Adjustable Rate	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$13,203,676	$12,354,319	$8,587,206	$30,790,262	$22,556,421
1,024,509	2,094,057	6,286,039	11,856,673	2,514,271
5,301,959	11,167,527	7,183,549	27,034,886	30,865,582

19,530,144	25,615,903	22,056,794	69,681,821	55,936,274

(2,385,054)	(2,122,566)	(5,822,207)	(6,603,438)	(27,088,824)
—	(434,252)	(1,155,510)	(956,964)	(2,179,743)
—	(389,087)	(476,785)	(423,301)	(612,924)
(10,480,453)	(9,341,511)	(878,723)	(22,066,116)	(25,643,331)
—	—	—	—	—
(338,169)	(406,658)	(202,920)	(1,152,586)	(176,782)
(3,232)	(7,040)	—	(75,588)	—
—	(1,440)	—	(10,954)	—
—	(1,290)	—	(4,846)	—
(14,203)	(30,983)	—	(252,586)	—
—	—	—	—	—
(458)	(1,349)	—	(13,193)	—

(13,221,569)	(12,736,176)	(8,536,145)	(31,559,572)	(55,701,604)

241,264,847	233,096,603	190,331,890	412,368,091	141,451,959
7,096,927	9,429,818	7,514,967	25,685,002	47,336,784
(103,587,594)	(94,961,824)	(100,377,724)	(162,806,484)	(290,173,663)

144,774,180	147,564,597	97,469,133	275,246,609	(101,384,920)

151,082,755	160,444,324	110,989,782	313,368,858	(101,150,250)

218,140,178	177,913,109	122,999,808	371,864,860	611,778,812

$369,222,933	$338,357,433	$233,989,590	$685,233,718	$510,628,562

$(177,385)	$(42,102)	$34,916	$(286,603)	$—

The accompanying notes are an integral part of these financial statements.     55

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Period Ended October 31, 2000

Enhanced
Income Fund(a)

From operations:

Net investment income	$1,364,431
Net realized gain (loss) on investment, futures and foreign currency related transactions	(7,926)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	121,008

Net increase in net assets resulting from operations	1,477,513

Distributions to shareholders:

From net investment income
Class A shares	(29,575)
Class B shares	—
Class C shares	—
Institutional shares	(1,334,833)
Administration shares	(23)
Service shares	—
In excess of net investment income
Class A shares	(2,893)
Class B shares	—
Class C shares	—
Institutional shares	(130,586)
Administration shares	(2)
Service shares	—

Total distributions to shareholders	(1,497,912)

From share transactions:

Proceeds from sales of shares	179,675,493
Reinvestment of dividends and distributions	1,465,163
Cost of shares repurchased	(12,257,672)

Net increase (decrease) in net assets resulting from share transactions	168,882,984

TOTAL INCREASE (DECREASE)	168,862,585

Net assets:

Beginning of period	—

End of period	$168,862,585

Accumulated (distribution in excess of) net investment income	$(116,946)

(a)	Commencement date of operations was August 2, 2000 for all share classes.

56      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Adjustable Rate	Short Duration	Government	Core Fixed	Global
Government Fund	Government Fund	Income Fund	Income Fund	Income Fund

$15,317,125	$12,439,739	$6,469,833	$21,859,423	$25,316,562
(2,706,317)	(2,857,130)	(1,741,552)	(3,461,988)	28,006,759
1,143,095	817,691	2,685,904	5,512,883	(19,649,174)

13,753,903	10,400,300	7,414,185	23,910,318	33,674,147

(1,581,084)	(2,620,472)	(4,674,605)	(4,947,469)	(11,250,827)
—	(350,485)	(947,791)	(728,692)	(700,564)
—	(365,855)	(411,775)	(339,200)	(233,403)
(13,711,811)	(8,983,466)	(463,351)	(15,447,735)	(13,586,547)
—	—	—	—	—
(24,231)	(395,302)	(21,569)	(519,027)	(67,471)
(16,463)	—	(11,577)	(12,428)	—
—	—	(2,347)	(1,830)	—
—	—	(1,020)	(852)	—
(142,776)	—	(1,148)	(38,804)	—
—	—	—	—	—
(252)	—	(53)	(1,304)	—

(15,476,617)	(12,715,580)	(6,535,236)	(22,037,341)	(25,838,812)

183,272,654	88,870,759	88,984,845	285,373,785	171,233,955
7,523,319	7,208,933	5,564,245	14,856,148	15,181,240
(309,615,880)	(134,719,290)	(90,181,045)	(242,847,919)	(159,550,174)

(118,819,907)	(38,639,598)	4,368,045	57,382,014	26,865,021

(120,542,621)	(40,954,878)	5,246,994	59,254,991	34,700,356

338,682,799	218,867,987	117,752,814	312,609,869	577,078,456

$218,140,178	$177,913,109	$122,999,808	$371,864,860	$611,778,812

$(159,492)	$339,755	$(16,145)	$412,143	$37,890,362

The accompanying notes are an integral part of these financial statements.     57

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
October 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes Goldman Sachs Enhanced Income Fund (Enhanced Income), Goldman Sachs Adjustable Rate Government Fund (Adjustable Rate Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Government Income Fund (Government Income), Goldman Sachs Core Fixed Income Fund (Core Fixed Income) and Goldman Sachs Global Income Fund (Global Income), (collectively, the “Funds” or individually a “Fund”). Enhanced Income, Adjustable Rate Government, Short Duration Government, Government Income and Core Fixed Income are diversified portfolios of the Trust whereas Global Income is a non-diversified portfolio. Enhanced Income offers three classes of shares — Class A, Institutional and Administration. Adjustable Rate Government offers three classes of shares — Class A, Institutional and Service. Government Income, Short Duration Government, Core Fixed Income and Global Income offer five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Portfolio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees. Short-term debt obligations maturing in sixty days or less are valued at amortized cost.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, net of foreign withholding taxes and reclaims where applicable. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

     Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities. Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are amortized to interest income over the life of the security with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed Real Estate Mortgage Investment Conduit (REMIC) securities is initially recorded based on estimates of principal paydowns using the most recent OID factors available from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market discounts and market premiums on debt securities, other than mortgage backed REMIC securities, are amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income. Global Income amortizes market discounts only on debt securities other than REMIC mortgage backed securities.
     In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective November 1, 2001 for the Funds and will require the Funds to amortize/accrete all premiums and discounts on debt securities. The Funds currently do not amortize/accrete all such premiums and discounts. Upon adoption, the Funds will be required to record the cumulative effect of this change. The cumulative effect will impact net investment income and realized and unrealized gains and losses but will not impact net assets or net asset value per share. Based on securities held as of October 31, 2001, the cumulative effect would result in an approximate reduction in the cost of securities and an approximate increase in net unrealized loss of $940,000 for Global Income. The cumulative effect would be immaterial for Enhanced Income, Adjustable Rate Government, Short Duration Government, Government Income and Core Fixed Income.

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt

58

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.
     The Funds, at their most recent tax year-ends of October 31, 2001, had approximately the following amounts of capital loss carryforward for U.S. Federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations. During the current fiscal year, Adjustable Rate Government had capital loss carryforwards of $5,948,889 expire unutilized.

		Years of
Fund	Amount	Expiration

Enhanced Income	$10,035,000	2008-2009

Adjustable Rate Government	43,728,000	2002-2008

Short Duration Government	14,454,000	2002-2008

     At October 31, 2001, the Funds’ aggregate unrealized gains and losses based on cost for Federal income tax purposes was as follows:

		Gross	Gross	Net
Fund	Tax Cost	Unrealized Gain	Unrealized Loss	Unrealized Gain

Enhanced Income	$870,854,822	$20,359,102	$(73,177)	$20,285,925

Adjustable Rate Government	309,500,321	1,777,895	(1,559,151)	218,744

Short Duration Government	318,252,903	5,942,148	(558,589)	5,383,559

Government Income	230,550,591	7,244,698	(656,169)	6,588,529

Core Fixed Income	673,593,444	25,022,896	(1,287,237)	23,735,659

Global Income	500,005,701	10,404,242	(9,507,960)	896,282

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies and sale of investments; (ii) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest recorded and the amounts actually received.

F. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month for delivery and simultaneously contract with the same counterparty to repurchase similar (same type, coupon

59

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2001

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G. Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into those transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

H. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Funds sell securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as a liability on the Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

I. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral, including accrued interest, is required to equal or exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians.

3. AGREEMENTS

Pursuant to the Investment Management Agreements (the “Agreements”), Goldman Sachs Funds Management, L.P. (“GSFM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser for Adjustable Rate Government and Short Duration Government. Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman Sachs, serves as the investment adviser for Enhanced Income, Government Income and Core Fixed Income. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of GSAM, serves as the investment adviser for Global Income. Under the Agreements, the respective adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .25%, .40%, .50%, .65%, .40% and .90% of the average daily net assets of Enhanced Income, Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds, respectively. For the year ended October 31, 2001, the advisers for Enhanced Income, Government Income and Global Income Funds voluntarily have agreed to waive a portion of their management fee equal annually to .05%, .11% and .25%, respectively, of each Fund’s average daily net assets. The advisers may discontinue or modify these waivers in the future at their discretion.
     Each adviser has voluntarily agreed to limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, taxes, interest, brokerage, litigation, service share fees, indemnification costs and other extraordinary expenses) to the extent that such expenses exceed, on an annual basis, .01%, .05%, .00%, .00%, .10% and .00% of the average daily net assets of Enhanced Income, Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds, respectively.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $5,000, $8,000, $97,000, $79,000, $270,000 and $47,000 for the year ended October 31, 2001 for Enhanced Income, Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income Funds, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each Fund for distribution services and shareholder maintenance equal, on an annual basis, to .25% for Enhanced Income Fund Class A shares, .50%, 1.00% and

60

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

3. AGREEMENTS (continued)
1.00% for Global Income and .25%, 1.00% and 1.00% of each of the other Funds’ average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended October 31, 2001, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to .15% of the average daily net assets attributable to the Class B shares of Short Duration Government. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
     Goldman Sachs also serves as Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C shares and .04% of the average daily net assets for Administration (Enhanced Income only), Institutional and Service shares.
     The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Enhanced Income, has adopted an Administration Plan. These plans allow for Administration and Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to, on an annual basis, .25% and .50%, respectively, of the average daily net asset value of each share class.
     For the year ended October 31, 2001, the advisors and distributor have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction of the Funds’ expenses. For the year ended October 31, 2001, expense reductions were as follows (in thousands):

	Waivers

		Class B			Total
		Distribution	Expense	Custody	Expense
Fund	Management	and Service	Reimbursement	Credit	Reductions

Enhanced Income	$211	$—	$384	$34	$629

Adjustable Rate Government	—	—	180	4	184

Short Duration Government	—	13	364	3	380

Government Income	177	—	349	2	528

Core Fixed Income	—	—	—	11	11

Global Income	1,393	—	606	16	2,015

At October 31, 2001, the amounts owed to affiliates were as follows (in thousands):

		Distribution	Transfer
Fund	Management	and Service	Agent	Total

Enhanced Income	$142	$26	$44	$212

Adjustable Rate Government	118	10	18	146

Short Duration Government	133	41	24	198

Government Income	99	67	30	196

Core Fixed Income	231	67	49	347

Global Income	278	153	58	489

61

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2001

4. PORTFOLIO SECURITY TRANSACTIONS

     Cost of purchases and proceeds of sales and maturities of long-term securities for the year ended October 31, 2001, were as follows:

			Sales and	Sales and maturities
	Purchases of	Purchases	maturities of	(excluding
	U.S. Government	(excluding	U.S. Government	U.S. Government
	and agency	U.S. Government and	and agency	and agency
Fund	obligations	agency obligations)	obligations	obligations)

Enhanced Income	$708,757,425	$509,630,859	$480,981,998	$35,355,624

Adjustable Rate Government	347,981,518	—	185,870,532	—

Short Duration Government	694,820,216	—	522,049,052	—

Government Income	833,838,964	18,133,515	716,591,385	22,134,286

Core Fixed Income	1,625,109,025	291,911,008	1,390,132,861	214,064,648

Global Income	208,431,961	991,442,555	267,808,844	1,041,054,287

Forward Foreign Currency Exchange Contracts — Core Fixed Income and Global Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At October 31, 2001, Core Fixed Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

	Value on		Unrealized
Open Foreign Currency	Settlement
Purchase Contracts	Date	Current Value	Gain	Loss

Canadian Dollar expiring 12/14/01	$19,961,250	$19,778,896	$—	$182,354

	Value on		Unrealized
Open Foreign Currency	Settlement
Sale Contracts	Date	Current Value	Gain	Loss

Canadian Dollar expiring 12/14/01	$19,978,882	$19,778,896	$199,986	$—

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GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

4. PORTFOLIO SECURITY TRANSACTIONS (continued)
     At October 31, 2001, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

	Value on		Unrealized
Open Foreign Currency	Settlement
Purchase Contracts	Date	Current Value	Gain	Loss

Australian Dollar expiring 1/17/02	$4,999,117	$4,962,700	$—	$36,417
British Pounds expiring 11/08/01	4,120,137	4,116,174	—	3,963
expiring 1/17/02	4,772,095	4,750,531	—	21,564
Canadian Dollar expiring 12/14/01	19,817,577	19,615,888	—	201,689
Euro Currency expiring 11/30/01	2,416,077	2,388,730	—	27,347
expiring 1/17/02	14,070,422	13,920,730	—	149,692
Japanese Yen expiring 1/17/02	4,713,000	4,688,381	—	24,619

TOTAL OPEN FOREIGN CURRENCY PURCHASE CONTRACTS	$54,908,425	$54,443,134	$—	$465,291

	Value on		Unrealized
Open Foreign Currency	Settlement
Sale Contracts	Date	Current Value	Gain	Loss

British Pounds expiring 11/08/01	$30,934,844	$30,772,134	$162,711	$—
Canadian Dollar expiring 12/14/01	31,517,454	31,212,552	304,901	—
expiring 1/17/02	9,530,000	9,475,201	54,799	—
Danish Krone expiring 1/24/02	2,521,166	2,538,793	—	17,627
Euro Currency expiring 11/30/01	225,779,850	226,766,675	—	986,825
expiring 1/17/02	14,004,110	13,920,865	83,245	—
Japanese Yen expiring 11/28/01	69,673,745	69,716,217	—	42,472
expiring 1/17/02	14,121,000	13,956,630	164,370	—
Swedish Krona expiring 1/11/02	15,484,153	15,244,724	239,429	—

TOTAL OPEN FOREIGN CURRENCY SALE CONTRACTS	$413,566,322	$413,603,791	$1,009,455	$1,046,924

63

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2001

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

			Unrealized
Foreign Currency Cross	Purchase	Sale
Contracts (Purchase/Sale)	Current Value	Current Value	Gain	Loss

British Pound/ Canadian Dollar expiring 1/17/02	$5,002,759	$4,918,333	$—	$84,426
British Pound/ Euro Currency expiring 1/17/02	4,776,908	4,750,531	—	26,377
Euro Currency/ Swedish Krona expiring 1/17/02	4,763,932	4,727,130	—	36,802
Norwegian Krone/ Swiss Franc expiring 1/17/02	5,066,805	4,942,874	—	123,931
Swiss Franc/ Euro Currency expiring 1/17/02	4,522,929	4,522,472	—	457
Norwegian Krone/ Euro Currency expiring 1/17/02	4,801,192	4,704,425	—	96,767
Swedish Krona/ Euro Currency expiring 1/17/02	5,040,731	4,902,053	—	138,678
New Zealand Dollar/ Japanese Yen expiring 1/17/02	5,018,370	4,949,532	—	68,838

TOTAL OPEN FOREIGN CURRENCY CROSS CONTRACTS (PURCHASE/ SALE)	$38,993,626	$38,417,350	$—	$576,276

			Unrealized
Foreign Currency Cross	Purchase	Sale
Contracts (Sale/Purchase)	Current Value	Current Value	Gain	Loss

Canadian Dollar/ British Pound expiring 1/17/02	$4,917,056	$5,002,759	$85,703	$—
Euro Currency/ British Pound expiring 1/17/02	4,719,190	4,776,908	57,718	—
Swedish Krona/ Euro Currency expiring 1/17/02	4,718,535	4,763,932	45,397	—
Swiss Franc/ Norwegian Krone expiring 1/17/02	4,923,954	5,066,805	142,851	—
Euro Currency/ Swiss Franc expiring 1/17/02	4,484,112	4,522,929	38,817	—
Euro Currency/ Norwegian Krone expiring 1/17/02	4,727,130	4,801,192	74,062	—
Euro Currency/ Swedish Krona expiring 1/17/02	4,977,471	5,040,731	63,260	—
Japanese Yen/ New Zealand Dollar expiring 1/17/02	4,878,440	5,018,370	139,930	—

TOTAL OPEN FOREIGN CURRENCY CROSS CONTRACTS (SALE/PURCHASE)	$38,345,888	$38,993,626	$647,738	$—

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2001, Global Income and Core Fixed Income had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income and Global Income) or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.

64

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

4. PORTFOLIO SECURITY TRANSACTIONS (continued)
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
     For the year ended October 31, 2001, Enhanced Income, Adjustable Rate Government, Short Duration Government, Government Income, and Core Fixed Income incurred commission expenses of approximately $50,000, $13,000, $24,000, $23,000 and $42,000, respectively, in connection with futures contracts entered into with Goldman Sachs.
     At October 31, 2001 the following futures contracts were open as follows:

		Number of
		Contracts Long			Unrealized
Fund	Type	(Short)	Settlement Month	Market Value	Gain (Loss)

Enhanced Income Fund	Eurodollars	120	March 2002	$29,365,500	$116,400
	Eurodollars	60	June 2002	14,650,500	90,450
	2 Year U.S. Treasury Notes	(796)	December 2001	(168,913,687)	(3,508,662)
	5 Year U.S. Treasury Notes	(1,496)	December 2001	(164,349,625)	(5,509,867)

				$(289,247,312)	$(8,811,679)

Adjustable Rate Government Fund	Eurodollars	350	December 2001	$85,675,625	$628,338
	Eurodollars	180	March 2002	44,048,250	305,075
	Eurodollars	25	June 2002	6,104,375	21,750
	5 Year U.S. Treasury Notes	57	December 2001	6,261,984	96,235
	10 Year U.S. Treasury Notes	(100)	December 2001	(11,151,563)	(368,078)
	20 Year U.S. Treasury Bonds	4	December 2001	441,750	13,092

				$131,380,421	$696,412

Short Duration Government Fund	2 Year U.S. Treasury Notes	645	December 2001	$136,871,015	$3,049,603
	5 Year U.S. Treasury Notes	(14)	December 2001	(1,538,031)	(63,258)
	10 Year U.S. Treasury Notes	(65)	December 2001	(7,248,516)	(190,247)
	20 Year U.S. Treasury Bonds	(12)	December 2001	(1,325,250)	(68,216)

				$126,759,218	$2,727,882

Government Income Fund	Eurodollars	25	December 2001	$6,119,688	$26,750
	Eurodollars	15	March 2002	3,670,688	19,013
	2 Year U.S. Treasury Notes	12	December 2001	2,546,437	65,221
	5 Year U.S. Treasury Notes	(72)	December 2001	(7,909,875)	(82,344)
	10 Year U.S. Treasury Notes	51	December 2001	5,687,297	262,315
	20 Year U.S. Treasury Bonds	33	December 2001	3,644,437	79,044

				$13,758,672	$369,999

Core Fixed Income Fund	Eurodollars	69	September 2002	$16,790,287	$143,868
	Eurodollars	179	December 2002	43,360,513	460,724
	Eurodollars	179	March 2003	43,199,412	435,622
	Eurodollars	179	June 2003	43,031,600	387,105
	Eurodollars	69	September 2003	16,531,538	437,607
	Eurodollars	69	December 2003	16,471,163	394,407
	Eurodollars	69	March 2004	16,443,563	362,646
	Eurodollars	50	June 2004	11,890,624	265,459
	Eurodollars	50	September 2004	11,870,000	170,424
	Eurodollars	50	December 2004	11,845,625	156,534
	Eurodollars	50	March 2005	11,840,625	150,021
	Eurodollars	27	June 2005	6,386,850	77,857
	Eurodollars	27	September 2005	6,380,437	74,821
	Eurodollars	27	December 2005	6,370,313	72,048
	Eurodollars	27	March 2006	6,369,975	69,835
	2 Year U.S. Treasury Notes	52	December 2001	11,034,562	282,490
	5 Year U.S. Treasury Notes	(592)	December 2001	(65,036,750)	(2,402,944)
	10 Year U.S. Treasury Notes	(74)	December 2001	(8,252,156)	(159,933)
	20 Year U.S. Treasury Bonds	49	December 2001	5,411,438	160,378

				$211,939,619	$1,538,969

65

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2001

4. PORTFOLIO SECURITY TRANSACTIONS (continued)

		Number of
		Contracts Long			Unrealized
Fund	Type	(Short)	Settlement Month	Market Value	Gain (Loss)

Global Income Fund	2 Year Euro-Schatz	(380)	December 2001	$(44,269,346)	$(205,360)
	2 Year U.S. Treasury Notes	(22)	December 2001	(4,668,469)	(111,719)
	10 Year U.S. Treasury Notes	(34)	December 2001	(3,791,531)	(123,250)
	10 Year British Long Guilt	(27)	December 2001	(2,190,930)	(55,044)
	10 Year Canadian Bonds	111	December 2001	18,951,477	142,506
	10 Year Japan Bonds	8	December 2001	9,189,009	81,042
	10 Year Japan Bonds	(8)	December 2001	(9,189,166)	(3,268)

				$(35,968,956)	$(275,093)

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expire on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.
     At October 31, 2001, the Funds had no open written option contracts.

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSFM, GSAMI and GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At October 31, 2001, Enhanced Income, Adjustable Rate Government, Short Duration Government, Government Income and Core Fixed Income had undivided interests in repurchase agreements in the following joint account which equaled $62,600,000, $54,900,000, $20,700,000, $55,700,000, and $56,000,000, respectively, in principal amount. At October 31, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

66

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

5. JOINT REPURCHASE AGREEMENT ACCOUNT (continued)

	Principal	Interest	Maturity	Amortized	Maturity
Repurchase Agreements	Amount	Rate	Date	Cost	Value

Banc of America Securities LLC	$1,000,000,000	2.63%	11/01/2001	$1,000,000,000	$1,000,073,056

Barclays Capital, Inc.	500,000,000	2.63	11/01/2001	500,000,000	500,036,528

Bear Stearns Companies, Inc.	700,000,000	2.63	11/01/2001	700,000,000	700,051,139

C.S. First Boston Corp.	500,000,000	2.63	11/01/2001	500,000,000	500,036,528

Deutsche Bank Securities, Inc.	2,500,000,000	2.62	11/01/2001	2,500,000,000	2,500,181,944

Greenwich Capital	250,000,000	2.64	11/01/2001	250,000,000	250,018,333

Greenwich Capital	300,000,000	2.70	11/01/2001	300,000,000	300,022,500

J.P. Morgan Chase & Co., Inc.	2,000,000,000	2.64	11/01/2001	2,000,000,000	2,000,146,667

Salomon Smith Barney Holdings, Inc.	1,520,700,000	2.63	11/01/2001	1,520,700,000	1,520,811,096

Lehman Brothers, Inc.	450,000,000	2.67	11/01/2001	450,000,000	450,033,375

UBS Warburg LLC	1,350,000,000	2.63	11/01/2001	1,350,000,000	1,350,098,625

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT	$11,070,700,000			$11,070,700,000	$11,071,509,791

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. This committed facility also requires a fee to be paid by the Funds based on the amount of the commitment, which has not been utilized. During the year ended October 31, 2001, the Funds did not have any borrowings under this facility.

7. OTHER MATTERS

As of October 31, 2001, the Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 16% of the outstanding shares of Short Duration Government. As of October 31, 2001, the Goldman Sachs Growth and Income Strategy Portfolio was the beneficial owner of approximately 8% of Global Income. The Goldman Sachs Balanced Strategy Portfolio was the beneficial owner of approximately 12% of Short Duration Government.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis. Reclassifications result primarily from expiring capital loss carryforwards as well as from the difference in the tax treatment of foreign currency transactions.

		Accumulated	Accumulated
		Net Realized	Undistributed
Fund	Paid-in Capital	Gain (Loss)	Net Investment Income

Adjustable Rate Government	$(5,948,889)	$5,948,889	$—

Core Fixed Income	—	(70,564)	70,564

Global Income	(3,446,266)	8,191,445	(4,745,179)

67

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2001

9. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended October 31, 2001 is as follows:

	Enhanced Income Fund		Adjustable Rate Government Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	14,367,322	$146,645,141	4,205,862	$40,838,298
Reinvestment of dividends and distributions	133,414	1,359,215	233,333	2,256,670
Shares repurchased	(967,560)	(9,809,673)	(2,699,491)	(26,120,584)

	13,533,176	138,194,683	1,739,704	16,974,384

Class B Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	79,491,027	807,714,659	17,436,120	169,373,674
Reinvestment of dividends and distributions	2,216,616	22,485,458	464,569	4,505,466
Shares repurchased	(18,597,293)	(188,549,562)	(7,993,826)	(77,381,972)

	63,110,350	641,650,555	9,906,863	96,497,168

Administration Shares
Shares sold	556,479	5,672,710	—	—
Reinvestment of dividends and distributions	8,820	90,076	—	—
Shares repurchased	(47,257)	(483,227)	—	—

	518,042	5,279,559	—	—

Service Shares
Shares sold	—	—	3,195,766	31,052,875
Reinvestment of dividends and distributions	—	—	34,327	334,791
Shares repurchased	—	—	(8,716)	(85,038)

	—	—	3,221,377	31,302,628

NET INCREASE (DECREASE)	77,161,568	$785,124,797	14,867,944	$144,774,180

68

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Short Duration Government Fund		Government Income Fund		Core Fixed Income Fund		Global Income Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

10,517,886	$103,702,818	8,532,985	$122,920,451	14,416,902	$142,804,336	5,097,306	$73,970,620
184,960	1,810,792	381,442	5,494,085	568,931	5,644,415	1,622,138	23,274,873
(5,000,226)	(48,992,987)	(5,778,429)	(83,096,575)	(5,295,366)	(52,457,277)	(7,312,804)	(106,037,678)

5,702,620	56,520,623	3,135,998	45,317,961	9,690,467	95,991,474	(593,360)	(8,792,185)

1,603,309	15,710,401	1,412,058	20,318,050	1,483,151	14,757,592	864,337	12,500,019
30,184	294,578	47,338	681,990	58,158	577,757	127,029	1,818,892
(560,868)	(5,479,734)	(536,863)	(7,714,221)	(398,054)	(3,942,291)	(315,606)	(4,568,516)

1,072,625	10,525,245	922,533	13,285,819	1,143,255	11,393,058	675,760	9,750,395

1,605,256	15,742,070	724,313	10,429,167	750,204	7,456,948	266,457	3,847,946
31,288	304,560	25,712	369,823	32,129	319,511	31,231	446,607
(290,186)	(2,823,600)	(375,691)	(5,402,972)	(255,600)	(2,530,753)	(112,465)	(1,622,285)

1,346,358	13,223,030	374,334	5,396,018	526,733	5,245,706	185,223	2,672,268

9,704,631	94,956,651	1,989,809	28,705,312	22,613,227	224,504,787	3,479,610	50,212,606
677,590	6,611,877	53,184	768,183	1,816,559	18,041,268	1,510,672	21,628,876
(3,683,616)	(35,896,329)	(244,446)	(3,507,674)	(9,679,426)	(95,694,756)	(12,195,229)	(176,320,993)

6,698,605	65,672,199	1,798,547	25,965,821	14,750,360	146,851,299	(7,204,947)	(104,479,511)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

306,769	2,984,663	556,533	7,958,910	2,313,712	22,844,428	63,344	920,768
41,924	408,011	13,883	200,886	110,804	1,102,051	11,699	167,536
(181,962)	(1,769,174)	(45,735)	(656,282)	(820,418)	(8,181,407)	(112,160)	(1,624,191)

166,731	1,623,500	524,681	7,503,514	1,604,098	15,765,072	(37,117)	(535,887)

14,986,939	$147,564,597	6,756,093	$97,469,133	27,714,913	$275,246,609	(6,974,441)	$(101,384,920)

69

 GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements (continued)
October 31, 2001

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the period ended October 31, 2000 is as follows:

	Enhanced Income Fund(a)		Adjustable Rate Government Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,309,122	$13,096,645	7,631,735	$73,106,073
Reinvestment of dividends and distributions	3,795	37,952	149,653	1,436,142
Shares repurchased	(79,622)	(793,412)	(5,848,957)	(56,084,810)

	1,233,295	12,341,185	1,932,431	18,457,405

Class B Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	16,657,796	166,577,348	11,421,530	109,930,117
Reinvestment of dividends and distributions	142,745	1,427,186	630,939	6,063,431
Shares repurchased	(1,146,925)	(11,464,260)	(26,248,723)	(252,545,273)

	15,653,616	156,540,274	(14,196,254)	(136,551,725)

Administration Shares
Shares sold	150	1,500	—	—
Reinvestment of dividends and distributions	2	25	—	—
Shares repurchased	—	—	—	—

	152	1,525	—	—

Service Shares
Shares sold	—	—	24,586	236,464
Reinvestment of dividends and distributions	—	—	2,465	23,746
Shares repurchased	—	—	(102,148)	(985,797)

	—	—	(75,097)	(725,587)

NET INCREASE (DECREASE)	16,887,063	$168,882,984	(12,338,920)	$(118,819,907)

(a)	Commencement date of operations was August 2, 2000 for all share classes.

70

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Short Duration Government Fund		Government Income Fund		Core Fixed Income Fund		Global Income Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,415,482	$41,870,067	5,324,059	$72,667,974	14,298,789	$134,060,216	7,863,577	$114,466,099
196,214	1,854,058	311,987	4,248,495	400,626	3,770,640	648,182	9,418,387
(6,966,508)	(65,814,234)	(5,212,114)	(70,878,881)	(13,828,458)	(129,964,521)	(7,198,137)	(104,729,225)

(2,354,812)	(22,090,109)	423,932	6,037,588	870,957	7,866,335	1,313,622	19,155,261

592,013	5,589,396	735,536	10,054,831	543,494	5,131,440	604,473	8,781,301
25,868	243,817	45,530	623,559	48,050	453,218	40,323	585,085
(737,108)	(6,954,462)	(864,110)	(11,749,089)	(663,871)	(6,256,295)	(299,038)	(4,335,150)

(119,227)	(1,121,249)	(83,044)	(1,070,699)	(72,327)	(671,637)	345,758	5,031,236

719,492	6,779,324	176,657	2,409,167	209,522	1,979,413	120,937	1,753,653
33,486	314,963	25,375	345,364	24,376	230,007	11,865	171,647
(947,132)	(8,919,036)	(385,865)	(5,225,078)	(375,956)	(3,538,345)	(265,152)	(3,841,528)

(194,154)	(1,824,749)	(183,833)	(2,470,547)	(142,058)	(1,328,925)	(132,350)	(1,916,228)

3,408,576	32,148,069	167,902	2,256,752	14,904,707	140,874,419	3,105,059	45,145,774
466,462	4,400,822	24,417	332,186	1,049,101	9,904,167	340,260	4,938,631
(5,269,038)	(49,759,937)	(79,548)	(1,070,688)	(10,622,506)	(100,502,849)	(3,184,125)	(46,287,361)

(1,394,000)	(13,211,046)	112,771	1,518,250	5,331,302	50,275,737	261,194	3,797,044

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

263,184	2,483,903	116,168	1,596,121	353,223	3,328,297	74,768	1,087,128
41,945	395,273	1,075	14,641	52,796	498,116	4,648	67,490
(348,084)	(3,271,621)	(91,374)	(1,257,309)	(274,799)	(2,585,909)	(24,484)	(356,910)

(42,955)	(392,445)	25,869	353,453	131,220	1,240,504	54,932	797,708

(4,105,148)	$(38,639,598)	295,695	$4,368,045	6,119,094	$57,382,014	1,843,156	$26,865,021

71

 GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations			Distributions to shareholders

	Net asset					In excess
	value,	Net	Net realized	Total from	From net	of net
	beginning	investment	and unrealized	investment	investment	investment	Total
	of period	income(c)	gain	operations	income	income	distributions
FOR THE YEAR ENDED OCTOBER 31,

2001 - Class A Shares	$10.00	$0.45	$0.34	$0.79	$(0.53)	$—	$(0.53)
2001 - Institutional Shares	10.00	0.55	0.28	0.83	(0.57)	—	(0.57)
2001 - Administration Shares	10.00	0.49	0.32	0.81	(0.54)	—	(0.54)
FOR THE PERIOD ENDED OCTOBER 31,

2000 - Class A Shares (commenced August 2, 2000)	10.00	0.11	0.06	0.17	(0.15)	(0.02)	(0.17)
2000 - Institutional Shares (commenced August 2, 2000)	10.00	0.16	0.01	0.17	(0.15)	(0.02)	(0.17)
2000 - Administration Shares (commenced August 2, 2000)	10.00	0.15	0.02	0.17	(0.17)	—	(0.17)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account. Total returns for less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

72      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	expenses	income to	Portfolio
value, end	Total	period	to average	average net	to average	average net	turnover
of period	return(a)	(in 000s)	net assets	assets	net assets	assets	rate

$10.26	8.10%	$151,497	0.65%	4.60%	0.80%	4.45%	127%
10.26	8.53	807,871	0.25	5.40	0.40	5.25	127
10.27	8.35	5,320	0.50	4.80	0.65	4.65	127

10.00	1.66	12,336	0.65 (b)	4.52 (b)	1.77 (b)	3.40 (b)	31
10.00	1.76	156,525	0.25 (b)	6.49 (b)	1.37 (b)	5.37 (b)	31
10.00	1.68	2	0.50 (b)	6.13 (b)	1.62 (b)	5.01 (b)	31

     73

 GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net
	beginning	investment		and unrealized	investment	investment	investment	From	Total
	of period	income		gain (loss)	operations	income	income	capital	distributions
FOR THE YEARS ENDED OCTOBER 31,

2001 - Class A Shares	$9.56	$0.53	(c)	$0.23	$0.76	$(0.53)	$—	$—	$(0.53)
2001 - Institutional Shares	9.58	0.56	(c)	0.24	0.80	(0.57)	—	—	(0.57)
2001 - Service Shares	9.58	0.42	(c)	0.34	0.76	(0.52)	—	—	(0.52)

2000 - Class A Shares	9.63	0.54	(c)	(0.06)	0.48	(0.54)	(0.01)	—	(0.55)
2000 - Institutional Shares	9.64	0.58	(c)	(0.05)	0.53	(0.58)	(0.01)	—	(0.59)
2000 - Service Shares	9.65	0.52	(c)	(0.05)	0.47	(0.53)	(0.01)	—	(0.54)

1999 - Class A Shares	9.69	0.49		(0.05)	0.44	(0.44)	—	(0.06)	(0.50)
1999 - Institutional Shares	9.70	0.53		(0.05)	0.48	(0.48)	—	(0.06)	(0.54)
1999 - Administration Shares(e)	9.70	0.37	(c)	0.01	0.38	(0.33)	—	(0.04)	(0.37)
1999 - Service Shares	9.70	0.48		(0.04)	0.44	(0.43)	—	(0.06)	(0.49)

1998 - Class A Shares	9.88	0.53		(0.17)	0.36	(0.53)	(0.02)	—	(0.55)
1998 - Institutional Shares	9.88	0.55		(0.16)	0.39	(0.55)	(0.02)	—	(0.57)
1998 - Administration Shares	9.88	0.53		(0.16)	0.37	(0.53)	(0.02)	—	(0.55)
1998 - Service Shares	9.88	0.51		(0.16)	0.35	(0.51)	(0.02)	—	(0.53)

1997 - Class A Shares	9.83	0.57	(c)	0.05	0.62	(0.57)	—	—	(0.57)
1997 - Institutional Shares	9.83	0.59	(c)	0.05	0.64	(0.59)	—	—	(0.59)
1997 - Administration Shares	9.83	0.57	(c)	0.05	0.62	(0.57)	—	—	(0.57)
1997 - Service Shares (commenced March 27)	9.84	0.33	(c)	0.04	0.37	(0.33)	—	—	(0.33)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

74      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	expenses	income to	Portfolio
value, end	Total	period	to average	average net	to average	average net	turnover
of period	return(a)	(in 000s)	net assets	assets	net assets	assets	rate(d)

$9.79	8.21%	$59,209	0.89%	5.48%	0.97%	5.40%	87%
9.81	8.62	278,316	0.49	5.79	0.57	5.71	87
9.82	8.19	31,698	0.99	4.52	1.07	4.44	87

9.56	5.12	41,188	0.89	5.67	0.96	5.60	11
9.58	5.65	176,881	0.49	6.01	0.56	5.94	11
9.58	4.95	71	0.99	5.33	1.06	5.26	11

9.63	4.65	22,862	0.89	5.15	0.93	5.11	39
9.64	5.06	315,024	0.49	5.49	0.53	5.45	39
9.71 (e)	4.02	—	0.74 (b)	5.35 (b)	0.78 (b)	5.31 (b)	39
9.65	4.65	797	0.99	4.99	1.03	4.95	39

9.69	3.71	60,782	0.80	5.40	1.02	5.18	34
9.70	4.09	441,228	0.53	5.63	0.53	5.63	34
9.70	3.83	5,999	0.78	5.33	0.78	5.33	34
9.70	3.57	822	1.03	5.09	1.03	5.09	34

9.88	6.43	43,393	0.74	5.60	1.02	5.32	47
9.88	6.70	463,511	0.49	5.99	0.52	5.96	47
9.88	6.43	2,793	0.74	5.73	0.77	5.70	47
9.88	3.81	346	1.05 (b)	5.64 (b)	1.08 (b)	5.61 (b)	47

     75

 GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions to
		investment operations				shareholders

	Net asset
	value,	Net		Net realized	Total from	From net
	beginning	investment		and unrealized	investment	investment
	of period	income		gain (loss)	operations	income
FOR THE YEARS ENDED OCTOBER 31,

2001 - Class A Shares	$9.49	$0.51	(c)	$0.60	$1.11	$(0.56)
2001 - Class B Shares	9.46	0.47	(c)	0.58	1.05	(0.50)
2001 - Class C Shares	9.45	0.44	(c)	0.58	1.02	(0.48)
2001 - Institutional Shares	9.47	0.57	(c)	0.58	1.15	(0.60)
2001 - Service Shares	9.46	0.53	(c)	0.57	1.10	(0.55)

2000 - Class A Shares	9.57	0.59	(c)	(0.07)	0.52	(0.60)
2000 - Class B Shares	9.56	0.53	(c)	(0.09)	0.44	(0.54)
2000 - Class C Shares	9.54	0.51	(c)	(0.07)	0.44	(0.53)
2000 - Institutional Shares	9.57	0.63	(c)	(0.09)	0.54	(0.64)
2000 - Service Shares	9.56	0.58	(c)	(0.09)	0.49	(0.59)

1999 - Class A Shares	9.91	0.55		(0.36)	0.19	(0.53)
1999 - Class B Shares	9.88	0.48		(0.33)	0.15	(0.47)
1999 - Class C Shares	9.88	0.47		(0.36)	0.11	(0.45)
1999 - Institutional Shares	9.90	0.59		(0.35)	0.24	(0.57)
1999 - Administration Shares(e)	9.91	0.40	(c)	(0.25)	0.15	(0.39)
1999 - Service Shares	9.89	0.54		(0.35)	0.19	(0.52)

1998 - Class A Shares	9.88	0.57		0.04	0.61	(0.58)
1998 - Class B Shares	9.86	0.51		0.03	0.54	(0.52)
1998 - Class C Shares	9.86	0.49		0.03	0.52	(0.50)
1998 - Institutional Shares	9.86	0.58		0.06	0.64	(0.60)
1998 - Administration Shares	9.89	0.55		0.05	0.60	(0.58)
1998 - Service Shares	9.86	0.55		0.04	0.59	(0.56)

1997 - Class A Shares (commenced May 1)	9.78	0.31	(c)	0.09	0.40	(0.30)
1997 - Class B Shares (commenced May 1)	9.75	0.28	(c)	0.10	0.38	(0.27)
1997 - Class C Shares (commenced August 15)	9.83	0.12	(c)	0.02	0.14	(0.11)
1997 - Institutional Shares	9.83	0.64	(c)	0.03	0.67	(0.64)
1997 - Administration Shares	9.85	0.62	(c)	0.04	0.66	(0.62)
1997 - Service Shares	9.82	0.59	(c)	0.04	0.63	(0.59)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

76      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

						Ratios assuming no
						expense reductions

					Ratio of			Ratio of
		Net assets	Ratio of		net investment	Ratio of		net investment
Net asset		at end of	net expenses		income to	expenses		income to	Portfolio
value, end	Total	period	to average		average net	to average		average net	turnover
of period	return(a)	(in 000s)	net assets		assets	net assets		assets	rate(d)

$10.04	12.00%	$88,394	0.94%		5.26%	1.11%		5.09%	243%
10.01	11.38	16,809	1.54		4.80	1.86		4.48	243
9.99	11.12	18,871	1.69		4.59	1.86		4.42	243
10.02	12.47	206,129	0.54		5.89	0.71		5.72	243
10.01	11.93	8,154	1.04		5.40	1.21		5.23	243

9.49	5.65	29,446	0.94		6.21	1.13		6.02	130
9.46	4.80	5,743	1.54		5.63	1.88		5.29	130
9.45	4.76	5,128	1.69		5.45	1.88		5.26	130
9.47	5.85	131,462	0.54		6.64	0.73		6.45	130
9.46	5.32	6,134	1.04		6.14	1.23		5.95	130

9.57	1.97	52,235	0.94		5.61	1.07		5.48	173
9.56	1.56	6,937	1.54		5.04	1.82		4.76	173
9.54	1.21	7,029	1.69		4.83	1.82		4.70	173
9.57	2.49	146,062	0.54		6.03	0.67		5.90	173
9.67 (e)	1.57	—	0.79	(b)	5.76 (b)	0.92	(b)	5.63 (b)	173
9.56	1.97	6,605	1.04		5.54	1.17		5.41	173

9.91	6.36	56,725	0.81		5.68	1.32		5.17	120
9.88	5.62	5,025	1.41		5.12	1.87		4.66	120
9.88	5.46	4,527	1.56		4.64	1.87		4.33	120
9.90	6.75	145,514	0.53		6.06	0.84		5.75	120
9.91	6.27	7,357	0.78		5.76	1.09		5.45	120
9.89	6.12	6,232	1.03		5.56	1.34		5.25	120

9.88	4.14	9,491	0.70	(b)	6.05 (b)	1.32	(b)	5.43 (b)	103
9.86	3.94	747	1.30	(b)	5.52 (b)	1.82	(b)	5.00 (b)	103
9.86	1.44	190	1.45	(b)	5.52 (b)	1.82	(b)	5.15 (b)	103
9.86	7.07	103,729	0.45		6.43	0.82		6.06	103
9.89	6.91	1,060	0.70		6.19	1.07		5.82	103
9.86	6.63	3,337	0.95		5.92	1.32		5.55	103

     77

 GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net	From net
	beginning	investment		and unrealized	investment	investment	investment	realized	Total
	of period	income		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2001 - Class A shares	$13.84	$0.78	(c)	$1.13	$1.91	$(0.79)	$—	$—	$(0.79)
2001 - Class B shares	13.85	0.68	(c)	1.11	1.79	(0.68)	—	—	(0.68)
2001 - Class C Shares	13.84	0.68	(c)	1.11	1.79	(0.68)	—	—	(0.68)
2001 - Institutional Shares	13.82	0.83	(c)	1.14	1.97	(0.85)	—	—	(0.85)
2001 - Service Shares	13.82	0.76	(c)	1.13	1.89	(0.78)	—	—	(0.78)

2000 - Class A Shares	13.70	0.82		0.15	0.97	(0.83)	—	—	(0.83)
2000 - Class B Shares	13.72	0.71		0.15	0.86	(0.73)	—	—	(0.73)
2000 - Class C Shares	13.71	0.71		0.14	0.85	(0.72)	—	—	(0.72)
2000 - Institutional Shares	13.69	0.87		0.14	1.01	(0.88)	—	—	(0.88)
2000 - Service Shares	13.63	0.82		0.18	1.00	(0.81)	—	—	(0.81)

1999 - Class A Shares	14.91	0.80		(0.89)	(0.09)	(0.77)	—	(0.35)	(1.12)
1999 - Class B Shares	14.92	0.69		(0.87)	(0.18)	(0.67)	—	(0.35)	(1.02)
1999 - Class C Shares	14.91	0.69		(0.88)	(0.19)	(0.66)	—	(0.35)	(1.01)
1999 - Institutional Shares	14.90	0.85		(0.88)	(0.03)	(0.83)	—	(0.35)	(1.18)
1999 - Service Shares	14.88	0.77		(0.92)	(0.15)	(0.75)	—	(0.35)	(1.10)

1998 - Class A Shares	14.59	0.81		0.45	1.26	(0.81)	(0.07)	(0.06)	(0.94)
1998 - Class B Shares	14.61	0.72		0.42	1.14	(0.72)	(0.05)	(0.06)	(0.83)
1998 - Class C Shares	14.60	0.74		0.40	1.14	(0.74)	(0.03)	(0.06)	(0.83)
1998 - Institutional Shares	14.59	0.87		0.42	1.29	(0.87)	(0.05)	(0.06)	(0.98)
1998 - Service Shares	14.59	0.80		0.40	1.20	(0.80)	(0.05)	(0.06)	(0.91)

1997 - Class A Shares	14.36	0.91		0.29	1.20	(0.90)	—	(0.07)	(0.97)
1997 - Class B Shares	14.37	0.80		0.30	1.10	(0.79)	—	(0.07)	(0.86)
1997 - Class C Shares (commenced August 15)	14.38	0.17		0.22	0.39	(0.17)	—	—	(0.17)
1997 - Institutional Shares (commenced August 15)	14.37	0.20		0.22	0.42	(0.20)	—	—	(0.20)
1997 - Service Shares (commenced August 15)	14.37	0.20		0.21	0.41	(0.19)	—	—	(0.19)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.

78      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	expenses	income to	Portfolio
value, end	Total	period	to average	average net	to average	average net	turnover
of period	return(a)	(in 000s)	net assets	assets	net assets	assets	rate(d)

$14.96	14.20%	$142,904	0.98%	5.46%	1.31%	5.13%	473%
14.96	13.27	34,036	1.73	4.71	2.06	4.38	473
14.95	13.28	13,814	1.73	4.71	2.06	4.38	473
14.94	14.67	34,997	0.58	5.80	0.91	5.47	473
14.93	14.04	8,239	1.08	5.27	1.41	4.94	473

13.84	7.33	88,783	0.98	6.01	1.39	5.60	341
13.85	6.45	18,724	1.73	5.24	2.14	4.83	341
13.84	6.46	7,606	1.73	5.25	2.14	4.84	341
13.82	7.68	7,514	0.58	6.41	0.99	6.00	341
13.82	7.62	373	1.08	6.02	1.49	5.61	341

13.70	(0.63)	82,102	0.98	5.63	1.33	5.28	278
13.72	(1.29)	19,684	1.73	4.88	2.08	4.53	278
13.71	(1.29)	10,053	1.73	4.89	2.08	4.54	278
13.69	(0.23)	5,899	0.58	6.07	0.93	5.72	278
13.63	(1.01)	15	1.08	5.56	1.43	5.21	278

14.91	8.98	101,015	0.76	5.53	1.53	4.76	315
14.92	8.09	16,125	1.51	4.76	2.05	4.22	315
14.91	8.09	9,639	1.51	4.59	2.05	4.05	315
14.90	9.19	2,642	0.51	5.82	1.05	5.28	315
14.88	8.53	2	1.01	5.48	1.55	4.94	315

14.59	8.72	68,859	0.50	6.38	1.82	5.06	396
14.61	7.96	8,041	1.25	5.59	2.32	4.52	396
14.60	2.72	1,196	1.25 (b)	5.45 (b)	2.32 (b)	4.38 (b)	396
14.59	2.94	1,894	0.25 (b)	7.03 (b)	1.32 (b)	5.96 (b)	396
14.59	2.85	2	0.75 (b)	6.49 (b)	1.82 (b)	5.42 (b)	396

     79

 GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net	From net
	beginning	investment		and unrealized	investment	investment	investment	realized	Total
	of period	income		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED OCTOBER 31,

2001 - Class A Shares	$9.52	$0.56	(c)	$0.75	$1.31	$(0.57)	$(0.01)	$—	$(0.58)
2001 - Class B Shares	9.54	0.49	(c)	0.77	1.26	(0.50)	(0.01)	—	(0.51)
2001 - Class C Shares	9.55	0.49	(c)	0.76	1.25	(0.50)	(0.01)	—	(0.51)
2001 - Institutional Shares	9.54	0.60	(c)	0.76	1.36	(0.61)	(0.01)	—	(0.62)
2001 - Service Shares	9.54	0.55	(c)	0.76	1.31	(0.56)	(0.01)	—	(0.57)

2000 - Class A Shares	9.50	0.57	(c)	0.02	0.59	(0.57)	—	—	(0.57)
2000 - Class B Shares	9.52	0.50	(c)	0.02	0.52	(0.50)	—	—	(0.50)
2000 - Class C Shares	9.52	0.50	(c)	0.03	0.53	(0.50)	—	—	(0.50)
2000 - Institutional Shares	9.52	0.61	(c)	0.02	0.63	(0.61)	—	—	(0.61)
2000 - Service Shares	9.52	0.56	(c)	0.02	0.58	(0.56)	—	—	(0.56)

1999 - Class A Shares	10.25	0.54		(0.61)	(0.07)	(0.53)	—	(0.15)	(0.68)
1999 - Class B Shares	10.28	0.48		(0.62)	(0.14)	(0.47)	—	(0.15)	(0.62)
1999 - Class C Shares	10.28	0.47		(0.62)	(0.15)	(0.46)	—	(0.15)	(0.61)
1999 - Institutional Shares	10.28	0.58		(0.62)	(0.04)	(0.57)	—	(0.15)	(0.72)
1999 - Administration Shares(e)	10.27	0.40	(c)	(0.41)	(0.01)	(0.40)	—	(0.15)	(0.55)
1999 - Service Shares	10.28	0.54		(0.62)	(0.08)	(0.53)	—	(0.15)	(0.68)

1998 - Class A Shares	10.06	0.59		0.27	0.86	(0.59)	(0.02)	(0.06)	(0.67)
1998 - Class B Shares	10.09	0.52		0.27	0.79	(0.52)	(0.02)	(0.06)	(0.60)
1998 - Class C Shares	10.09	0.52		0.27	0.79	(0.52)	(0.02)	(0.06)	(0.60)
1998 - Institutional Shares	10.08	0.61		0.29	0.90	(0.61)	(0.03)	(0.06)	(0.70)
1998 - Administration Shares	10.07	0.57		0.29	0.86	(0.57)	(0.03)	(0.06)	(0.66)
1998 - Service Shares	10.09	0.56		0.27	0.83	(0.56)	(0.02)	(0.06)	(0.64)

1997 - Class A Shares (commenced May 1)	9.70	0.30		0.36	0.66	(0.30)	—	—	(0.30)
1997 - Class B Shares (commenced May 1)	9.72	0.27		0.37	0.64	(0.27)	—	—	(0.27)
1997 - Class C Shares (commenced August 15)	9.93	0.11		0.16	0.27	(0.11)	—	—	(0.11)
1997 - Institutional Shares	9.85	0.64		0.23	0.87	(0.64)	—	—	(0.64)
1997 - Administration Shares	9.84	0.62		0.23	0.85	(0.62)	—	—	(0.62)
1997 - Service Shares	9.86	0.59		0.23	0.82	(0.59)	—	—	(0.59)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.
(e)	Administration Class shares were liquidated on July 20, 1999. Ending net asset value shown as of July 20, 1999.

80      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

						Ratios assuming no
						expense reductions

					Ratio of			Ratio of
		Net assets	Ratio of		net investment	Ratio of		net investment
Net asset		at end of	net expenses		income to	expenses		income to	Portfolio
value, end	Total	period	to average		average net	to average		average net	turnover
of period	return(a)	(in 000s)	net assets		assets	net assets		assets	rate(d)

$10.25	14.17%	$178,885	0.94%		5.61%	0.94%		5.61%	315%
10.29	13.51	26,848	1.69		4.93	1.69		4.93	315
10.29	13.38	11,998	1.69		4.89	1.69		4.89	315
10.28	14.69	440,836	0.54		6.05	0.54		6.05	315
10.28	14.13	26,667	1.04		5.54	1.04		5.54	315

9.52	6.48	73,846	0.94		6.04	0.97		6.01	272
9.54	5.69	14,002	1.69		5.29	1.72		5.26	272
9.55	5.80	6,107	1.69		5.30	1.72		5.27	272
9.54	6.90	268,465	0.54		6.46	0.57		6.43	272
9.54	6.37	9,445	1.04		5.95	1.07		5.92	272

9.50	(0.68)	65,368	0.94		5.57	0.98		5.53	280
9.52	(1.47)	14,654	1.69		4.83	1.73		4.79	280
9.52	(1.51)	7,443	1.69		4.82	1.73		4.78	280
9.52	(0.37)	216,973	0.54		5.97	0.58		5.93	280
9.71 (e)	(0.13)	—	0.79	(b)	5.63 (b)	0.83	(b)	5.59 (b)	280
9.52	(0.87)	8,172	1.04		5.50	1.08		5.46	280

10.25	8.76	56,267	0.74		5.58	1.21		5.11	272
10.28	7.94	7,209	1.49		4.82	1.75		4.56	272
10.28	7.94	5,587	1.49		4.81	1.75		4.55	272
10.28	9.15	195,730	0.46		5.95	0.72		5.69	272
10.27	8.88	12,743	0.71		5.70	0.97		5.44	272
10.28	8.50	5,263	0.96		5.44	1.22		5.18	272

10.06	6.94	9,336	0.70	(b)	6.13 (b)	1.33	(b)	5.50 (b)	361
10.09	6.63	621	1.45	(b)	5.28 (b)	1.83	(b)	4.90 (b)	361
10.09	2.74	272	1.45	(b)	4.84 (b)	1.83	(b)	4.46 (b)	361
10.08	9.19	79,230	0.45		6.53	0.83		6.15	361
10.07	8.92	6,176	0.70		6.27	1.08		5.89	361
10.09	8.65	1,868	0.95		6.00	1.33		5.62	361

     81

 GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net		From
	beginning	investment		and unrealized	investment	investment	From	net realized	Total
	of period	income		gain (loss)	operations	income	capital	gains	distributions
FOR THE YEARS ENDED OCTOBER 31,

2001 - Class A Shares	$14.68	$0.55	(c)	$0.85	$1.40	$(1.36)	$—	$—	$(1.36)
2001 - Class B Shares	14.65	0.48	(c)	0.84	1.32	(1.29)	—	—	(1.29)
2001 - Class C Shares	14.63	0.47	(c)	0.84	1.31	(1.29)	—	—	(1.29)
2001 - Institutional Shares	14.67	0.65	(c)	0.84	1.49	(1.46)	—	—	(1.46)
2001 - Service Shares	14.66	0.57	(c)	0.84	1.41	(1.38)	—	—	(1.38)

2000 - Class A Shares	14.49	0.59	(c)	0.20	0.79	(0.60)	—	—	(0.60)
2000 - Class B Shares	14.45	0.51	(c)	0.22	0.73	(0.53)	—	—	(0.53)
2000 - Class C Shares	14.43	0.51	(c)	0.22	0.73	(0.53)	—	—	(0.53)
2000 - Institutional Shares	14.48	0.68	(c)	0.21	0.89	(0.70)	—	—	(0.70)
2000 - Service Shares	14.47	0.61	(c)	0.20	0.81	(0.62)	—	—	(0.62)

1999 - Class A Shares	15.65	0.62	(c)	(0.78)	(0.16)	(0.61)	(0.03)	(0.36)	(1.00)
1999 - Class B Shares	15.63	0.53		(0.78)	(0.25)	(0.55)	(0.02)	(0.36)	(0.93)
1999 - Class C Shares	15.60	0.53		(0.77)	(0.24)	(0.55)	(0.02)	(0.36)	(0.93)
1999 - Institutional Shares	15.64	0.71		(0.77)	(0.06)	(0.71)	(0.03)	(0.36)	(1.10)
1999 - Service Shares	15.64	0.64		(0.79)	(0.15)	(0.63)	(0.03)	(0.36)	(1.02)

1998 - Class A Shares	15.10	0.72	(c)	0.90	1.62	(1.01)	—	(0.06)	(1.07)
1998 - Class B Shares	15.08	0.63	(c)	0.92	1.55	(0.94)	—	(0.06)	(1.00)
1998 - Class C Shares	15.06	0.63	(c)	0.91	1.54	(0.94)	—	(0.06)	(1.00)
1998 - Institutional Shares	15.09	0.82	(c)	0.90	1.72	(1.11)	—	(0.06)	(1.17)
1998 - Service Shares	15.09	0.74	(c)	0.91	1.65	(1.04)	—	(0.06)	(1.10)

1997 - Class A Shares	14.53	0.59		0.77	1.36	(0.79)	—	—	(0.79)
1997 - Class B Shares	14.53	0.72		0.56	1.28	(0.73)	—	—	(0.73)
1997 - Class C Shares (commenced August 15)	14.80	0.16		0.29	0.45	(0.19)	—	—	(0.19)
1997 - Institutional Shares	14.52	0.88		0.56	1.44	(0.87)	—	—	(0.87)
1997 - Service Shares (commenced March 12)	14.69	0.53		0.39	0.92	(0.52)	—	—	(0.52)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

82      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end of	net expenses	income to	expenses	income to	Portfolio
value, end	Total	period	to average	average net	to average	average net	turnover
of period	return(a)	(in 000s)	net assets	assets	net assets	assets	rate

$14.72	10.08%	$286,718	1.34%	3.80%	1.70%	3.44%	222%
14.68	9.50	31,969	1.84	3.28	2.20	2.92	222
14.65	9.44	8,679	1.84	3.28	2.20	2.92	222
14.70	10.73	181,869	0.69	4.47	1.05	4.11	222
14.69	10.18	1,394	1.19	3.96	1.55	3.60	222

14.68	5.58	294,738	1.34	4.03	1.70	3.67	185
14.65	5.14	22,008	1.84	3.53	2.20	3.17	185
14.63	5.13	5,954	1.84	3.54	2.20	3.18	185
14.67	6.27	287,145	0.69	4.69	1.05	4.33	185
14.66	5.76	1,934	1.19	4.17	1.55	3.81	185

14.49	(1.14)	271,832	1.34	4.12	1.72	3.74	158
14.45	(1.74)	16,724	1.84	3.60	2.22	3.22	158
14.43	(1.68)	7,786	1.84	3.60	2.22	3.22	158
14.48	(0.49)	279,621	0.69	4.75	1.07	4.37	158
14.47	(1.06)	1,115	1.19	4.28	1.57	3.90	158

15.65	11.21	217,362	1.31	4.71	1.75	4.27	230
15.63	10.66	8,135	1.83	4.19	2.24	3.78	230
15.60	10.65	4,090	1.83	4.20	2.24	3.79	230
15.64	11.95	178,532	0.66	5.40	1.07	4.99	230
15.64	11.43	1,058	1.16	4.92	1.57	4.51	230

15.10	9.66	167,096	1.17	5.19	1.60	4.76	384
15.08	9.04	3,465	1.71	4.76	2.10	4.37	384
15.06	3.03	496	1.71 (b)	4.98 (b)	2.10 (b)	4.59 (b)	384
15.09	10.26	60,929	0.65	5.72	1.04	5.33	384
15.09	6.42	151	1.15 (b)	5.33 (b)	1.54 (b)	4.94 (b)	384

     83

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Enhanced Income Fund, Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Global Income Fund (six of the funds comprising the Goldman Sachs Trust) (the “Funds”) as of October 31, 2001, the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods ended October 31, 1997, 1998 and 1999 were audited by other auditors whose report, dated December 10, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights, audited by us, referred to above present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Government Income Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Global Income Fund at October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States.

New York, New York

December 17, 2001

84

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Goldman Sachs Research Select FundSM, Internet Tollkeeper FundSM and the CORESM Funds are service marks of Goldman, Sachs & Co.

*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman David B. Ford Patrick T. Harker Mary P. McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS
Gary Black, President
Jesse H. Cole, Vice President
Kerry Daniels, Vice President
James A. Fitzpatrick, Vice President
Mary Hoppa, Vice President
Christopher Keller, Vice President
John M. Perlowski, Treasurer
Kenneth G. Curran, Assistant Treasurer
Peter W. Fortner, Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Howard B. Surloff, Secretary
Amy E. Belanger, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
133 Peterborough Court
London, England EC4A 2BB

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Funds.

The Goldman Sachs Government Income, Goldman Sachs Short Duration Government and Goldman Sachs Adjustable Rate Government Funds’ net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs Global Income and Goldman Sachs Core Fixed Income Funds’ foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The Enhanced Income Fund is not a money market. Investors in this Fund should understand that the net asset value of the Fund will fluctuate which may result in a loss of a portion of the principal amount invested.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: December 31, 2001 / 01-2084	FI/INVGRAR / 36K / 12-01